As filed with the U.S. Securities and Exchange Commission on March 29, 2023

Securities Act File No. 033-68090

Investment Company Act File No. 811-07988

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 102	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 102	X

LORD ABBETT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey  07302-3973
(Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code: (888) 522-2388

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b)

X on April 1, 2023 pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)

___ on (date) pursuant to paragraph (a)(1)

___ 75 days after filing pursuant to paragraph (a)(2)

___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett Investment Trust

PROSPECTUS
APRIL 1, 2023

		CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	LORD ABBETT	A	LABFX	I	LABYX	R4	BLASX
	MULTI-ASSET BALANCED	C	BFLAX	P	LABPX	R5	BLATX
	OPPORTUNITY FUND	F	BLAFX	R2	BLAQX	R6	BLAVX
		F3	LOBFX	R3	BLARX

	LORD ABBETT	A	ISFAX	I	ISFYX	R4	LIXSX
	MULTI-ASSET INCOME	C	ISFCX	P	N/A	R5	LIXTX
	FUND	F	LIGFX	R2	LIGQX	R6	LIXVX
		F3	ISFOX	R3	LIXRX

	LORD ABBETT	A	LACFX	I	LCFYX	R4	LCFSX
	CONVERTIBLE FUND	C	LACCX	P	LCFPX	R5	LCFTX
		F	LBFFX	R2	LBCQX	R6	LCFVX
		F3	LOCFX	R3	LCFRX

	LORD ABBETT	A	LCRAX	I	LCRYX	R4	LCRSX
	CORE FIXED INCOME	C	LCRCX	P	N/A	R5	LCRTX
	FUND	F	LCRFX	R2	LCRQX	R6	LCRVX
		F3	LCROX	R3	LCRRX

	LORD ABBETT	A	LAPLX	I	LAPIX	R5	LAPVX
	CORE PLUS BOND FUND	C	LAPCX	R2	N/A	R6	LAPWX
		F	LPLFX	R3	LAPQX
		F3	LOPLX	R4	LAPUX

	LORD ABBETT	A	LBCAX	I	LICIX	R5	LBCUX
	CORPORATE BOND FUND	C	LBCCX	R2	LCBQX	R6	LBCVX
		F	LCCFX	R3	LRCBX
		F3	LBCOX	R4	LBCSX

	LORD ABBETT	A	LFRAX	I	LFRIX	R5	LRRTX
	FLOATING RATE FUND	C	LARCX	R2	LFRRX	R6	LRRVX
		F	LFRFX	R3	LRRRX
		F3	LFROX	R4	LRRKX

	LORD ABBETT	A	LHYAX	I	LAHYX	R4	LHYSX
	HIGH YIELD FUND	C	LHYCX	P	N/A	R5	LHYTX
		F	LHYFX	R2	LHYQX	R6	LHYVX
		F3	LHYOX	R3	LHYRX

	LORD ABBETT	A	LAGVX	I	LAUYX	R4	LAUKX
	INCOME FUND	C	LAUSX	P	N/A	R5	LAUTX
		F	LAUFX	R2	LAUQX	R6	LAUVX
		F3	LOGVX	R3	LAURX

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE
.

	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
LORD ABBETT	A	LIFAX	I	LIFIX	R5	LIFTX
INFLATION FOCUSED	C	LIFCX	R2	LIFQX	R6	LIFVX
FUND	F	LIFFX	R3	LIFRX
	F3	LIFOX	R4	LIFKX

LORD ABBETT	A	LDCAX	I	LSCIX	R5	LSCUX
SHORT DURATION	C	LDCCX	R2	N/A	R6	LDCVX
CORE BOND FUND	F	LDCFX	R3	LDCRX
	F3	LSCOX	R4	LSCSX

LORD ABBETT	A	LALDX	I	LLDYX	R4	LDLKX
SHORT DURATION	C	LDLAX	P	N/A	R5	LDLTX
INCOME FUND	F	LDLFX	R2	LDLQX	R6	LDLVX
	F3	LOLDX	R3	LDLRX

LORD ABBETT	A	LTRAX	I	LTRYX	R4	LTRKX
TOTAL RETURN FUND	C	LTRCX	P	LTRPX	R5	LTRTX
	F	LTRFX	R2	LTRQX	R6	LTRHX
	F3	LTROX	R3	LTRRX

FUND SUMMARY

MORE INFORMATION ABOUT THE FUNDS

Investment Objectives	179
Principal Investment Strategies	180
Principal Risks	231
Additional Operational Risks	298
Disclosure of Portfolio Holdings	303
Management and Organization of the Funds	303

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

FINANCIAL INFORMATION

Inflation Focused Fund	381
Short Duration Core Bond Fund	385
Short Duration Income Fund	389
Total Return Fund	393

APPENDIX

Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers	A-	1
Appendix B: Underlying Funds of the Funds-of-Funds	B-1

FUND SUMMARY

Multi-Asset Balanced Opportunity Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.45%
Other Expenses	0.16%	0.16%	0.16%	0.08%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.18%	1.93%	1.03%	0.85%	0.93%	1.38%

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.16%	0.16%	0.16%	0.16%	0.08%
Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.53%	1.43%	1.18%	0.93%	0.85%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$343	$591	$859	$1,625	$343	$591	$859	$1,625
Class C Shares	$296	$606	$1,042	$2,059	$196	$606	$1,042	$2,059
Class F Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259
Class F3 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049
Class I Shares	$95	$296	$515	$1,143	$95	$296	$515	$1,143
Class P Shares	$140	$437	$755	$1,657	$140	$437	$755	$1,657
Class R2 Shares	$156	$483	$834	$1,824	$156	$483	$834	$1,824
Class R3 Shares	$146	$452	$782	$1,713	$146	$452	$782	$1,713
Class R4 Shares	$120	$375	$649	$1,432	$120	$375	$649	$1,432
Class R5 Shares	$95	$296	$515	$1,143	$95	$296	$515	$1,143
Class R6 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests in affiliated mutual funds (the “underlying funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Equity securities in which an underlying fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics.

Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds).

Securities of foreign companies include emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts, and may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. To the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Generally, Lord Abbett will receive more revenue from investing in the

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

underlying funds than it would if it invested in unaffiliated funds. In addition, Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +18.41% Worst Quarter 1st Q 2020 -16.88%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-18.06%	3.46%	5.63%	-
After Taxes on Distributions	-18.55%	1.30%	3.52%	-
After Taxes on Distributions and Sale of Fund Shares	-10.59%	2.25%	3.85%	-
Class C Shares(1)	-17.61%	3.15%	5.09%	-
Class F Shares	-16.05%	4.08%	6.04%	-
Class F3 Shares	-15.80%	4.29%	-	5.02%	4/4/2017
Class I Shares	-15.96%	4.19%	6.14%	-
Class P Shares	-16.28%	3.72%	5.67%	-
Class R2 Shares	-16.41%	3.56%	5.51%	-
Class R3 Shares	-16.34%	3.70%	5.63%	-
Class R4 Shares	-16.17%	3.93%	-	4.55%	6/30/2015
Class R5 Shares	-15.93%	4.20%	-	4.81%	6/30/2015
Class R6 Shares	-15.89%	4.26%	-	4.86%	6/30/2015
Index
Russell 1000® Index	-19.13%	9.13%	12.37%	10.35%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				10.55%	4/4/2017
Morningstar Average
Morningstar Allocation 50-70% Equity Category Average	-13.84%	4.13%	6.01%	4.99%	6/30/2015
(reflects no deduction for sales charges or taxes)				5.25%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Jeffrey O. Herzog, Managing Director and Portfolio Manager	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

FUND SUMMARY

Multi-Asset Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.45%
Other Expenses	0.15%	0.15%	0.15%	0.09%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.11%	1.86%	0.96%	0.80%	0.86%	1.31%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.09%
Acquired Fund Fees and Expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.46%	1.36%	1.11%	0.86%	0.80%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$336	$570	$823	$1,546	$336	$570	$823	$1,546
Class C Shares	$289	$585	$1,006	$1,984	$189	$585	$1,006	$1,984
Class F Shares	$98	$306	$531	$1,178	$98	$306	$531	$1,178
Class F3 Shares	$82	$255	$444	$990	$82	$255	$444	$990
Class I Shares	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Class P Shares	$133	$415	$718	$1,579	$133	$415	$718	$1,579
Class R2 Shares	$149	$462	$797	$1,746	$149	$462	$797	$1,746
Class R3 Shares	$138	$431	$745	$1,635	$138	$431	$745	$1,635
Class R4 Shares	$113	$353	$612	$1,352	$113	$353	$612	$1,352
Class R5 Shares	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Class R6 Shares	$82	$255	$444	$990	$82	$255	$444	$990

PROSPECTUS – MULTI-ASSET INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests in affiliated mutual funds (the “underlying funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds).

Equity securities in which an underlying fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics.

Securities of foreign companies include emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts, and may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position

PROSPECTUS – MULTI-ASSET INCOME FUND

established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. To the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Generally, Lord Abbett will receive more revenue from investing in the

PROSPECTUS – MULTI-ASSET INCOME FUND

underlying funds than it would if it invested in unaffiliated funds. In addition, Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but

PROSPECTUS – MULTI-ASSET INCOME FUND

may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

PROSPECTUS – MULTI-ASSET INCOME FUND

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

PROSPECTUS – MULTI-ASSET INCOME FUND

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

PROSPECTUS – MULTI-ASSET INCOME FUND

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to

PROSPECTUS – MULTI-ASSET INCOME FUND

experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

PROSPECTUS – MULTI-ASSET INCOME FUND

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

PROSPECTUS – MULTI-ASSET INCOME FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +13.27% Worst Quarter 1st Q 2020 -13.49%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET INCOME FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-16.21%	2.15%	3.92%	-
After Taxes on Distributions	-16.93%	0.87%	2.23%	-
After Taxes on Distributions and Sale of Fund Shares	-9.50%	1.21%	2.40%	-
Class C Shares(1)	-15.81%	1.84%	3.38%	-
Class F Shares	-14.18%	2.76%	4.32%	-
Class F3 Shares	-14.07%	2.92%	-	3.65%	4/4/2017
Class I Shares	-14.12%	2.87%	4.42%	-
Class R2 Shares	-14.61%	2.26%	3.80%	-
Class R3 Shares	-14.52%	2.35%	3.90%	-
Class R4 Shares	-14.30%	2.61%	-	3.41%	6/30/2015
Class R5 Shares	-14.11%	2.87%	-	3.67%	6/30/2015
Class R6 Shares	-14.07%	2.92%	-	3.72%	6/30/2015
Index
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	0.92%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				0.44%	4/4/2017
Morningstar Average
Morningstar Allocation 50-70% Equity Category Average	-13.84%	4.13%	6.01%	4.99%	6/30/2015
(reflects no deduction for sales charges or taxes)				5.25%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – MULTI-ASSET INCOME FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Jeffrey O. Herzog, Managing Director and Portfolio Manager	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – MULTI-ASSET INCOME FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET INCOME FUND

FUND SUMMARY

Convertible Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.20%	0.86%(4)	0.10%	None	None	0.45%
Other Expenses	0.18%	0.18%	0.18%	0.10%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.07%	1.73%	0.97%	0.79%	0.87%	1.32%

PROSPECTUS – CONVERTIBLE FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.10%
Total Annual Fund Operating Expenses	1.47%	1.37%	1.12%	0.87%	0.79%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$332	$558	$802	$1,501	$332	$558	$802	$1,501
Class C Shares	$276	$545	$939	$1,866	$176	$545	$939	$1,866
Class F Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190
Class F3 Shares	$81	$252	$439	$978	$81	$252	$439	$978
Class I Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073
Class P Shares	$134	$418	$723	$1,590	$134	$418	$723	$1,590
Class R2 Shares	$150	$465	$803	$1,757	$150	$465	$803	$1,757
Class R3 Shares	$139	$434	$750	$1,646	$139	$434	$750	$1,646
Class R4 Shares	$114	$356	$617	$1,363	$114	$356	$617	$1,363
Class R5 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073
Class R6 Shares	$81	$252	$439	$978	$81	$252	$439	$978

PROSPECTUS – CONVERTIBLE FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 165% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation. For purposes of this 80% policy, the Fund also may gain exposure to convertible securities through derivatives or other ‘synthetic’ means.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities or, if unrated, determined by Lord Abbett to be of comparable quality. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies and below investment grade securities.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team uses fundamental, bottom-up analysis to identify convertible securities that it believes are undervalued and that potentially may

PROSPECTUS – CONVERTIBLE FUND

increase total return and reduce downside risk. The portfolio management team will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that

PROSPECTUS – CONVERTIBLE FUND

the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial

PROSPECTUS – CONVERTIBLE FUND

increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

PROSPECTUS – CONVERTIBLE FUND

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated

PROSPECTUS – CONVERTIBLE FUND

in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

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• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +27.13% Worst Quarter 2nd Q 2022 -16.15%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-25.08%	8.34%	9.14%	-
After Taxes on Distributions	-25.79%	4.98%	6.25%	-
After Taxes on Distributions and Sale of Fund Shares	-14.81%	5.81%	6.40%	-
Class C Shares(1)	-24.60%	8.12%	8.69%	-
Class F Shares	-23.29%	8.94%	9.50%	-
Class F3 Shares	-23.10%	9.10%	-	9.69%	4/4/2017
Class I Shares	-23.23%	9.04%	9.61%	-
Class P Shares	-23.52%	8.56%	9.16%	-
Class R2 Shares	-23.65%	8.40%	8.96%	-
Class R3 Shares	-23.58%	8.52%	9.07%	-
Class R4 Shares	-23.41%	8.78%	-	8.15%	6/30/2015
Class R5 Shares	-23.18%	9.04%	-	8.42%	6/30/2015
Class R6 Shares	-23.15%	9.10%	-	8.47%	6/30/2015
Index
ICE BofA U.S. Convertibles Index	-18.63%	9.31%	10.02%	8.43%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				9.54%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Alan R. Kurtz, Managing Director and Portfolio Manager	2003
Jeremy I. Lehmann, Portfolio Manager	2020

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Core Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None	0.45%
Other Expenses	0.14%	0.14%	0.14%	0.07%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.57%	1.19%	0.47%	0.30%	0.37%	0.82%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	(0.04)%(5)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	1.19%	0.47%	0.30%	0.33%	0.82%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses	0.97%	0.87%	0.62%	0.37%	0.30%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.87%	0.62%	0.37%	0.30%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$282	$404	$536	$923	$282	$404	$536	$923
Class C Shares	$221	$378	$654	$1,270	$121	$378	$654	$1,270
Class F Shares	$48	$151	$263	$591	$48	$151	$263	$591
Class F3 Shares	$31	$97	$169	$381	$31	$97	$169	$381
Class I Shares	$34	$115	$204	$464	$34	$115	$204	$464
Class P Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class R2 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190
Class R3 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073
Class R4 Shares	$63	$199	$346	$774	$63	$199	$346	$774
Class R5 Shares	$38	$119	$208	$468	$38	$119	$208	$468
Class R6 Shares	$31	$97	$169	$381	$31	$97	$169	$381
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 541% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. Such investments include:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• investment grade debt securities of U.S. issuers;

• investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• loans, including bridge loans, novations, assignments, and participations;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• derivative instruments, including options, futures contracts, forward contracts, and swap agreements.

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The Fund may invest up to 10% of its net assets in floating or adjustable rate loans. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

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The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

PROSPECTUS – CORE FIXED INCOME FUND

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of

PROSPECTUS – CORE FIXED INCOME FUND

mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive,

PROSPECTUS – CORE FIXED INCOME FUND

although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

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• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CORE FIXED INCOME FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +3.62% Worst Quarter 1st Q 2022 -5.84%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE FIXED INCOME FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-15.56%	-0.62%	0.59%	-
After Taxes on Distributions	-16.55%	-1.81%	-0.52%	-
After Taxes on Distributions and Sale of Fund Shares	-9.19%	-0.89%	–	-
Class C Shares(1)	-15.09%	-0.80%	0.18%	-
Class F Shares	-13.65%	-0.09%	0.92%	-
Class F3 Shares	-13.42%	0.11%	-	0.51%	4/4/2017
Class I Shares	-13.45%	0.05%	1.04%	-
Class R2 Shares	-13.99%	-0.56%	0.43%	-
Class R3 Shares	-13.91%	-0.46%	0.52%	-
Class R4 Shares	-13.78%	-0.23%	-	0.59%	6/30/2015
Class R5 Shares	-13.47%	0.04%	-	0.86%	6/30/2015
Class R6 Shares	-13.43%	0.09%	-	0.92%	6/30/2015
Index
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	0.92%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				0.44%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – CORE FIXED INCOME FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520,

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Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE FIXED INCOME FUND

FUND SUMMARY

Core Plus Bond Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.85%(4)	0.10%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.13%	0.21%
Total Annual Fund Operating Expenses	0.69%	1.34%	0.59%	0.41%	0.49%
Fee Waiver and/or Expense Reimbursement(5)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.68%	1.33%	0.58%	0.40%	0.48%

PROSPECTUS – CORE PLUS BOND FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.13%
Total Annual Fund Operating Expenses	1.09%	0.99%	0.74%	0.49%(6)	0.41%
Fee Waiver and/or Expense Reimbursement(5)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.08%	0.98%	0.73%	0.48%	0.40%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.40% for each of Class F3 and R6 shares and to an annual rate of 0.48% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$293	$440	$600	$1,063	$293	$440	$600	$1,063
Class C Shares	$235	$424	$733	$1,433	$135	$424	$733	$1,433
Class F Shares	$59	$188	$328	$737	$59	$188	$328	$737
Class F3 Shares	$41	$131	$229	$517	$41	$131	$229	$517
Class I Shares	$49	$156	$273	$615	$49	$156	$273	$615
Class R2 Shares	$110	$346	$600	$1,328	$110	$346	$600	$1,328
Class R3 Shares	$100	$314	$546	$1,212	$100	$314	$546	$1,212
Class R4 Shares	$75	$236	$410	$917	$75	$236	$410	$917
Class R5 Shares	$49	$156	$273	$615	$49	$156	$273	$615
Class R6 Shares	$41	$131	$229	$517	$41	$131	$229	$517

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 407% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund invests in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks. The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of foreign issuers may include investments in and/or tied economically to emerging markets.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

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• mortgage-backed, mortgage-related, and other asset-backed securities, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and stripped mortgage-backed securities (“SMBS”);

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic

PROSPECTUS – CORE PLUS BOND FUND

conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but

PROSPECTUS – CORE PLUS BOND FUND

may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss

PROSPECTUS – CORE PLUS BOND FUND

may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of

PROSPECTUS – CORE PLUS BOND FUND

the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 shares because the Fund has no Class R2 shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CORE PLUS BOND FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +5.51% Worst Quarter 2nd Q 2022 -6.21%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE PLUS BOND FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				12/8/2015
Before Taxes	-15.89%	-0.26%	1.16%
After Taxes on Distributions	-17.11%	-1.71%	-0.36%
After Taxes on Distributions and Sale of Fund Shares	-9.38%	-0.74%	0.28%
Class C Shares(1)	-15.30%	-0.45%	0.80%	12/8/2015
Class F Shares	-13.90%	0.27%	1.57%	12/8/2015
Class F3 Shares	-13.72%	0.46%	0.94%	4/4/2017
Class I Shares	-13.87%	0.38%	1.68%	12/8/2015
Class R3 Shares	-14.17%	-0.09%	1.19%	12/8/2015
Class R4 Shares	-14.02%	0.15%	1.44%	12/8/2015
Class R5 Shares	-13.79%	0.40%	1.69%	12/8/2015
Class R6 Shares	-13.72%	0.46%	1.77%	12/8/2015
Index
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	0.84%	12/8/2015
(reflects no deduction for fees, expenses, or taxes)			0.44%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – CORE PLUS BOND FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2015
Kewjin Yuoh, Partner and Portfolio Manager	2015
Andrew H. O’Brien, Partner and Portfolio Manager	2015
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2015
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class R2 shares of the Fund are not currently offered. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares

PROSPECTUS – CORE PLUS BOND FUND

by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE PLUS BOND FUND

FUND SUMMARY

Corporate Bond Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.20%	0.84%(4)	0.10%	None	None
Other Expenses	3.25%	3.25%	3.25%	3.15%	3.25%
Total Annual Fund Operating Expenses	3.85%	4.49%	3.75%(5)	3.55%(5)	3.65%(5)
Fee Waiver and/or Expense Reimbursement(6)	(3.17)%	(3.17)%	(3.17)%	(3.17)%	(3.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.68%	1.32%	0.58%	0.38%(5)	0.48%

PROSPECTUS – CORPORATE BOND FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	3.25%	3.25%	3.25%	3.25%	3.15%
Total Annual Fund Operating Expenses	4.25%(5)	4.15%(5)	3.90%(5)	3.65%(5)	3.55%(5)
Fee Waiver and/or Expense Reimbursement(6)	(3.17)%	(3.17)%	(3.17)%	(3.17)%	(3.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.08%	0.98%	0.73%	0.48%	0.38%(5)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(6)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.38% for each of Class F3 and R6 shares and to an annual rate of 0.48% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORPORATE BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$293	$1,087	$1,900	$4,015	$293	$1,087	$1,900	$4,015
Class C Shares	$234	$1,070	$2,016	$4,289	$134	$1,070	$2,016	$4,289
Class F Shares	$59	$852	$1,665	$3,788	$59	$852	$1,665	$3,788
Class F3 Shares	$39	$792	$1,568	$3,608	$39	$792	$1,568	$3,608
Class I Shares	$49	$822	$1,617	$3,698	$49	$822	$1,617	$3,698
Class R2 Shares	$110	$1,000	$1,903	$4,222	$110	$1,000	$1,903	$4,222
Class R3 Shares	$100	$971	$1,856	$4,137	$100	$971	$1,856	$4,137
Class R4 Shares	$75	$897	$1,737	$3,921	$75	$897	$1,737	$3,921
Class R5 Shares	$49	$822	$1,617	$3,698	$49	$822	$1,617	$3,698
Class R6 Shares	$39	$792	$1,568	$3,608	$39	$792	$1,568	$3,608

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. However, the Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. The Fund may invest in:

• corporate debt securities of U.S. issuers; and

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars.

The Fund may invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration. The duration of a security takes into account

PROSPECTUS – CORPORATE BOND FUND

the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. Insights gained from fundamental analysis and proprietary valuation tools are used to determine security selection, industry exposure, and term structure. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

PROSPECTUS – CORPORATE BOND FUND

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility

PROSPECTUS – CORPORATE BOND FUND

and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to

PROSPECTUS – CORPORATE BOND FUND

emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio

PROSPECTUS – CORPORATE BOND FUND

managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +10.22% Worst Quarter 2nd Q 2022 -7.68%

PROSPECTUS – CORPORATE BOND FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				4/19/2017
Before Taxes	-18.27%	-0.40%	0.32%
After Taxes on Distributions	-19.47%	-2.04%	-1.33%
After Taxes on Distributions and Sale of Fund Shares	-10.79%	-0.87%	-0.35%
Class C Shares(1)	-17.68%	-0.61%	0.04%	4/19/2017
Class F Shares	-16.30%	0.16%	0.86%	4/19/2017
Class F3 Shares	-16.22%	0.31%	0.99%	4/19/2017
Class I Shares	-16.17%	0.25%	0.92%	4/19/2017
Class R2 Shares	-16.76%	-0.34%	0.33%	4/19/2017
Class R3 Shares	-16.67%	-0.24%	0.43%	4/19/2017
Class R4 Shares	-16.46%	–	0.68%	4/19/2017
Class R5 Shares	-16.25%	0.25%	0.93%	4/19/2017
Class R6 Shares	-16.22%	0.31%	0.99%	4/19/2017
Index
Bloomberg U.S. Corporate Investment Grade Index	-15.76%	-	1.04%	4/19/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

PROSPECTUS – CORPORATE BOND FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2017
Kewjin Yuoh, Partner and Portfolio Manager	2017
Yoana N. Koleva, Partner and Portfolio Manager	2020
Eric P. Kang, Managing Director and Portfolio Manager	2020

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520,

PROSPECTUS – CORPORATE BOND FUND

Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORPORATE BOND FUND

FUND SUMMARY

Floating Rate Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.20%	0.83%(4)	0.10%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.07%	0.14%
Total Annual Fund Operating Expenses	0.80%	1.43%	0.70%	0.53%	0.60%

PROSPECTUS – FLOATING RATE FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses	1.20%	1.10%	0.85%	0.60%	0.53%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$305	$475	$659	$1,193	$305	$475	$659	$1,193
Class C Shares	$246	$452	$782	$1,542	$146	$452	$782	$1,542
Class F Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class F3 Shares	$54	$170	$296	$665	$54	$170	$296	$665
Class I Shares	$61	$192	$335	$750	$61	$192	$335	$750
Class R2 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455
Class R3 Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340
Class R4 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049
Class R5 Shares	$61	$192	$335	$750	$61	$192	$335	$750
Class R6 Shares	$54	$170	$296	$665	$54	$170	$296	$665

PROSPECTUS – FLOATING RATE FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

• senior secured or unsecured floating rate loans or debt;

• second lien or other subordinated secured or unsecured floating rate loans or debt; and

• floating-rate structured (or securitized) products, including collateralized loan obligations.

The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

• fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

• exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and

• money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, those rated below investment grade by a rating agency or, if unrated, determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest

PROSPECTUS – FLOATING RATE FUND

payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in derivative instruments. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes.

The portfolio management team conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The portfolio management team’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The portfolio management team seeks to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in

PROSPECTUS – FLOATING RATE FUND

the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of

PROSPECTUS – FLOATING RATE FUND

the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

PROSPECTUS – FLOATING RATE FUND

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – FLOATING RATE FUND

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

PROSPECTUS – FLOATING RATE FUND

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, (i) there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained, and (ii) ETF shares may trade at a significant premium or discount to the ETF’s NAV. In addition, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government

PROSPECTUS – FLOATING RATE FUND

agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +7.54% Worst Quarter 1st Q 2020 -15.76%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-

PROSPECTUS – FLOATING RATE FUND

advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-4.01%	1.21%	2.65%	-
After Taxes on Distributions	-5.92%	-0.68%	0.69%	-
After Taxes on Distributions and Sale of Fund Shares	-2.38%	0.13%	1.15%	-
Class C Shares(1)	-3.51%	1.04%	2.24%	-
Class F Shares	-1.87%	1.77%	2.99%	-
Class F3 Shares	-1.69%	1.94%	-	2.22%	4/4/2017
Class I Shares	-1.76%	1.87%	3.09%	-
Class R2 Shares	-2.23%	1.27%	2.49%	-
Class R3 Shares	-2.25%	1.37%	2.59%	-
Class R4 Shares	-1.89%	1.62%	-	2.54%	6/30/2015
Class R5 Shares	-1.75%	1.88%	-	2.80%	6/30/2015
Class R6 Shares	-1.57%	1.94%	-	2.86%	6/30/2015
Index
Credit Suisse Leveraged Loan Index	-1.06%	3.24%	3.78%	3.57%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				3.33%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – FLOATING RATE FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Jeffrey D. Lapin, Partner and Portfolio Manager	2012
Kearney M. Posner, Partner and Portfolio Manager	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – FLOATING RATE FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – FLOATING RATE FUND

FUND SUMMARY

High Yield Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None	0.45%
Other Expenses	0.17%	0.17%	0.17%	0.07%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.90%	1.52%	0.80%	0.60%	0.70%	1.15%

PROSPECTUS – HIGH YIELD FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.07%
Total Annual Fund Operating Expenses	1.30%	1.20%	0.95%	0.70%	0.60%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$315	$506	$712	$1,308	$315	$506	$712	$1,308
Class C Shares	$255	$480	$829	$1,645	$155	$480	$829	$1,645
Class F Shares	$82	$255	$444	$990	$82	$255	$444	$990
Class F3 Shares	$61	$192	$335	$750	$61	$192	$335	$750
Class I Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class P Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398
Class R2 Shares	$132	$412	$713	$1,568	$132	$412	$713	$1,568
Class R3 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455
Class R4 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R5 Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class R6 Shares	$61	$192	$335	$750	$61	$192	$335	$750

PROSPECTUS – HIGH YIELD FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund may invest in structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”). The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities and American Depositary Receipts (“ADRs”)). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. In addition, the Fund may invest up to 20% of its net assets in municipal securities. The Fund also may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations.

The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts (“REITs”). The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance

PROSPECTUS – HIGH YIELD FUND

returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors,

PROSPECTUS – HIGH YIELD FUND

political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect

PROSPECTUS – HIGH YIELD FUND

interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment

PROSPECTUS – HIGH YIELD FUND

opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities

PROSPECTUS – HIGH YIELD FUND

receive government or private support, but there is no assurance that such support will remain in place.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer may not make any interest or other payments. Workout or bankruptcy

PROSPECTUS – HIGH YIELD FUND

proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale, or speculative.

• Distressed Debt Risk: Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

PROSPECTUS – HIGH YIELD FUND

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – HIGH YIELD FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +10.72% Worst Quarter 1st Q 2020 -16.65%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – HIGH YIELD FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-15.66%	0.40%	3.59%	-
After Taxes on Distributions	-16.75%	-1.61%	1.05%	-
After Taxes on Distributions and Sale of Fund Shares	-8.44%	-0.39%	1.71%	-
Class C Shares(1)	-15.20%	0.21%	3.15%	-
Class F Shares	-13.69%	0.96%	3.92%	-
Class F3 Shares	-13.41%	1.16%	-	1.98%	4/4/2017
Class I Shares	-13.64%	1.02%	4.02%	-
Class R2 Shares	-14.13%	0.44%	3.42%	-
Class R3 Shares	-14.04%	0.54%	3.52%	-
Class R4 Shares	-13.79%	0.82%	-	2.80%	6/30/2015
Class R5 Shares	-13.64%	1.03%	-	3.05%	6/30/2015
Class R6 Shares	-13.41%	1.16%	-	3.16%	6/30/2015
Index
ICE BofA U.S. High Yield Constrained Index	-11.16%	2.11%	3.94%	3.61%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				2.64%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – HIGH YIELD FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit	2013
Karen J. Gunnerson, Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520,

PROSPECTUS – HIGH YIELD FUND

Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – HIGH YIELD FUND

FUND SUMMARY

Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None	0.45%
Other Expenses	0.17%	0.17%	0.17%	0.09%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.75%	1.37%	0.65%	0.47%	0.55%	1.00%

PROSPECTUS – INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.09%
Total Annual Fund Operating Expenses	1.15%	1.05%	0.80%	0.55%	0.47%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$300	$459	$633	$1,134	$300	$459	$633	$1,134
Class C Shares	$239	$434	$750	$1,477	$139	$434	$750	$1,477
Class F Shares	$66	$208	$362	$810	$66	$208	$362	$810
Class F3 Shares	$48	$151	$263	$591	$48	$151	$263	$591
Class I Shares	$56	$176	$307	$689	$56	$176	$307	$689
Class P Shares	$102	$318	$552	$1,225	$102	$318	$552	$1,225
Class R2 Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398
Class R3 Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283
Class R4 Shares	$82	$255	$444	$990	$82	$255	$444	$990
Class R5 Shares	$56	$176	$307	$689	$56	$176	$307	$689
Class R6 Shares	$48	$151	$263	$591	$48	$151	$263	$591

PROSPECTUS – INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund will not invest more than

PROSPECTUS – INCOME FUND

25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in

PROSPECTUS – INCOME FUND

the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer

PROSPECTUS – INCOME FUND

durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities,

PROSPECTUS – INCOME FUND

securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging

PROSPECTUS – INCOME FUND

market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its

PROSPECTUS – INCOME FUND

returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +11.02% Worst Quarter 1st Q 2020 -9.10%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts

PROSPECTUS – INCOME FUND

(“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-17.46%	-0.17%	1.86%	-
After Taxes on Distributions	-18.78%	-1.76%	0.05%	-
After Taxes on Distributions and Sale of Fund Shares	-10.30%	-0.70%	0.67%	-
Class C Shares(1)	-17.04%	-0.30%	1.46%	-
Class F Shares	-15.69%	0.40%	2.19%	-
Class F3 Shares	-15.24%	0.59%	-	1.32%	4/4/2017
Class I Shares	-15.60%	0.51%	2.30%	-
Class R2 Shares	-15.98%	-0.06%	1.67%	–
Class R3 Shares	-15.67%	0.02%	1.80%	–
Class R4 Shares	-15.81%	0.26%	-	1.75%	6/30/2015
Class R5 Shares	-15.60%	0.51%	-	2.01%	6/30/2015
Class R6 Shares	-15.24%	0.59%	-	2.10%	6/30/2015
Index
Bloomberg U.S. Credit Bond Index	-15.26%	0.42%	1.82%	1.83%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				1.14%	4/4/2017
Bloomberg Baa Corporate Bond Index	-15.90%	0.81%	2.33%	2.35%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				1.61%	4/4/2017
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	0.92%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				0.44%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett").

PROSPECTUS – INCOME FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Yoana N. Koleva, Partner and Portfolio Manager	2020
Eric P. Kang, Managing Director and Portfolio Manager	2020

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value ("NAV"). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520,

PROSPECTUS – INCOME FUND

Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INCOME FUND

FUND SUMMARY

Inflation Focused Fund

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.20%	0.93%(4)	0.10%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.10%	0.18%
Total Annual Fund Operating Expenses	0.67%	1.40%	0.57%	0.39%	0.47%

PROSPECTUS – INFLATION FOCUSED FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.10%
Total Annual Fund Operating Expenses	1.07%	0.97%	0.72%	0.47%	0.39%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$292	$435	$590	$1,041	$292	$435	$590	$1,041
Class C Shares	$243	$443	$766	$1,480	$143	$443	$766	$1,480
Class F Shares	$58	$183	$318	$714	$58	$183	$318	$714
Class F3 Shares	$40	$125	$219	$493	$40	$125	$219	$493
Class I Shares	$48	$151	$263	$591	$48	$151	$263	$591
Class R2 Shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306
Class R3 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190
Class R4 Shares	$74	$230	$401	$894	$74	$230	$401	$894
Class R5 Shares	$48	$151	$263	$591	$48	$151	$263	$591
Class R6 Shares	$40	$125	$219	$493	$40	$125	$219	$493

PROSPECTUS – INFLATION FOCUSED FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

• Inflation-Linked Derivatives: The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

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The Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

• Inflation-Indexed Fixed Income Securities: Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and stripped mortgage-backed securities (“SMBS”); and

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•  high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

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•  debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•  loans, including bridge loans, novations, assignments, and participations;

•  convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The portfolio management team combines top-down and bottom-up analysis in its portfolio construction process. The portfolio management team takes into account several factors in its analysis, including, but not limited to, current and expected economic conditions, rising and falling interest rates, and credit quality. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the

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Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

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• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of

PROSPECTUS – INFLATION FOCUSED FUND

the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Counterparty Risk: A significant risk in two-party contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party in two-party contracts is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

• Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment

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strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates when distributed to shareholders) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than

PROSPECTUS – INFLATION FOCUSED FUND

securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity

PROSPECTUS – INFLATION FOCUSED FUND

security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +10.55% Worst Quarter 1st Q 2020 -14.80%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares					4/29/2011
Before Taxes	-7.00%	2.39%	0.86%	-
After Taxes on Distributions	-8.23%	0.95%	-0.68%	-
After Taxes on Distributions and Sale of Fund Shares	-4.13%	1.20%	-0.05%	-
Class C Shares(1)	-6.38%	2.19%	0.43%	-	4/29/2011
Class F Shares	-4.74%	2.97%	1.20%	-	4/29/2011
Class F3 Shares	-4.49%	3.18%	-	2.91%	4/4/2017
Class I Shares	-4.58%	3.06%	1.30%	-	4/29/2011
Class R2 Shares	-5.11%	2.38%	0.66%	-	4/29/2011
Class R3 Shares	-5.06%	2.55%	0.80%	-	4/29/2011
Class R4 Shares	-4.82%	2.80%	-	2.16%	6/30/2015
Class R5 Shares	-4.59%	3.04%	-	2.41%	6/30/2015
Class R6 Shares	-4.50%	3.13%	-	2.53%	6/30/2015
Index
Bloomberg U.S. 1-5 Year TIPS Index	-3.96%	2.48%	1.30%	2.65%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				2.15%	4/4/2017
Consumer Price Index for All Urban Consumers (“CPI-U”)	6.46%	3.78%	2.60%	2.73%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				3.48%	4/4/2017
ICE BofA 1–3 Year U.S. Corporate Index	-4.00%	1.39%	1.52%	6.36%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				1.40%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Leah G. Traub, Partner and Portfolio Manager	2021
Kewjin Yuoh, Partner and Portfolio Manager	2011
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2011
Andrew H. O’Brien, Partner and Portfolio Manager	2011
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class R2 shares of the Fund are not currently offered. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520,

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Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Short Duration Core Bond Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.20%	0.86%(4)	0.10%	None	None
Other Expenses	0.29%	0.29%	0.29%	0.19%	0.29%
Total Annual Fund Operating Expenses	0.79%	1.45%	0.69%	0.49%	0.59%
Fee Waiver and/or Expense Reimbursement(5)	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.60%	1.26%	0.50%	0.30%(6)	0.40%

PROSPECTUS – SHORT DURATION CORE BOND FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.29%	0.29%	0.29%	0.29%	0.19%
Total Annual Fund Operating Expenses	1.19%	1.09%(6)	0.84%(6)	0.59%	0.49%
Fee Waiver and/or Expense Reimbursement(5)	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.00%	0.90%	0.65%	0.40%	0.30%(6)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.30% for each of Class F3 and R6 shares and to an annual rate of 0.40% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – SHORT DURATION CORE BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$285	$453	$636	$1,164	$285	$453	$636	$1,164
Class C Shares	$228	$440	$774	$1,539	$128	$440	$774	$1,539
Class F Shares	$51	$202	$365	$841	$51	$202	$365	$841
Class F3 Shares	$31	$138	$255	$598	$31	$138	$255	$598
Class I Shares	$41	$170	$310	$720	$41	$170	$310	$720
Class R2 Shares	$102	$359	$636	$1,426	$102	$359	$636	$1,426
Class R3 Shares	$92	$328	$582	$1,312	$92	$328	$582	$1,312
Class R4 Shares	$66	$249	$447	$1,020	$66	$249	$447	$1,020
Class R5 Shares	$41	$170	$310	$720	$41	$170	$310	$720
Class R6 Shares	$31	$138	$255	$598	$31	$138	$255	$598

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. However, the Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. The Fund may invest in:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (“CMBS”);

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

PROSPECTUS – SHORT DURATION CORE BOND FUND

• debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;

• loans, including bridge loans, novations, assignments, and participations; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. The portfolio management team uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

PROSPECTUS – SHORT DURATION CORE BOND FUND

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

PROSPECTUS – SHORT DURATION CORE BOND FUND

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-

PROSPECTUS – SHORT DURATION CORE BOND FUND

backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an

PROSPECTUS – SHORT DURATION CORE BOND FUND

investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

PROSPECTUS – SHORT DURATION CORE BOND FUND

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No

PROSPECTUS – SHORT DURATION CORE BOND FUND

performance is shown for Class R2 shares because the Fund has no Class R2 shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +4.06% Worst Quarter 1st Q 2020 -3.09%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – SHORT DURATION CORE BOND FUND

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				4/19/2017
Before Taxes	-5.94%	0.50%	0.57%
After Taxes on Distributions	-7.02%	-0.56%	-0.49%
After Taxes on Distributions and Sale of Fund Shares	-3.52%	-0.05%	-0.01%
Class C Shares(1)	-5.25%	0.26%	0.26%	4/19/2017
Class F Shares	-3.59%	1.05%	1.07%	4/19/2017
Class F3 Shares	-3.43%	1.24%	1.26%	4/19/2017
Class I Shares	-3.49%	1.16%	1.17%	4/19/2017
Class R3 Shares	-3.97%	0.66%	0.68%	4/19/2017
Class R4 Shares	-3.73%	0.91%	0.92%	4/19/2017
Class R5 Shares	-3.49%	1.16%	1.17%	4/19/2017
Class R6 Shares	-3.42%	1.23%	1.25%	4/19/2017
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	-3.69%	0.92%	0.84%	4/19/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – SHORT DURATION CORE BOND FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2017
Kewjin Yuoh, Partner and Portfolio Manager	2017
Adam C. Castle, Partner and Portfolio Manager	2021
Yoana N. Koleva, Partner and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – SHORT DURATION CORE BOND FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION CORE BOND FUND

FUND SUMMARY

Short Duration Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.20%	0.84%(4)	0.10%	None	None	0.45%
Other Expenses	0.13%	0.13%	0.13%	0.06%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.58%	1.22%	0.48%	0.31%	0.38%	0.83%

PROSPECTUS – SHORT DURATION INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.13%	0.13%	0.13%	0.13%	0.06%
Total Annual Fund Operating Expenses	0.98%	0.88%	0.63%	0.38%	0.31%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$283	$407	$542	$934	$283	$407	$542	$934
Class C Shares	$224	$387	$670	$1,300	$124	$387	$670	$1,300
Class F Shares	$49	$154	$269	$604	$49	$154	$269	$604
Class F3 Shares	$32	$100	$174	$393	$32	$100	$174	$393
Class I Shares	$39	$122	$213	$480	$39	$122	$213	$480
Class P Shares	$85	$265	$460	$1,025	$85	$265	$460	$1,025
Class R2 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201
Class R3 Shares	$90	$281	$488	$1,084	$90	$281	$488	$1,084
Class R4 Shares	$64	$202	$351	$786	$64	$202	$351	$786
Class R5 Shares	$39	$122	$213	$480	$39	$122	$213	$480
Class R6 Shares	$32	$100	$174	$393	$32	$100	$174	$393

PROSPECTUS – SHORT DURATION INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (“CMBS”);

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued

PROSPECTUS – SHORT DURATION INCOME FUND

mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower-rated CMBS.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – SHORT DURATION INCOME FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by

PROSPECTUS – SHORT DURATION INCOME FUND

that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such

PROSPECTUS – SHORT DURATION INCOME FUND

as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

PROSPECTUS – SHORT DURATION INCOME FUND

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

PROSPECTUS – SHORT DURATION INCOME FUND

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the

PROSPECTUS – SHORT DURATION INCOME FUND

risk that improper or misunderstood documentation may expose the Fund to losses.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +5.89% Worst Quarter 1st Q 2020 -5.42%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

PROSPECTUS – SHORT DURATION INCOME FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-6.99%	0.67%	1.34%	-
After Taxes on Distributions	-8.17%	-0.62%	-0.14%	-
After Taxes on Distributions and Sale of Fund Shares	-4.13%	-0.02%	0.37%	-
Class C Shares(1)	-6.24%	0.46%	0.91%	-
Class F Shares	-4.68%	1.19%	1.67%	-
Class F3 Shares	-4.50%	1.40%	-	1.52%	4/4/2017
Class I Shares	-4.58%	1.29%	1.75%	-
Class R2 Shares	-5.13%	0.74%	1.17%	-
Class R3 Shares	-5.04%	0.84%	1.28%	-
Class R4 Shares	-4.87%	1.05%	-	1.40%	6/30/2015
Class R5 Shares	-4.65%	1.34%	-	1.65%	6/30/2015
Class R6 Shares	-4.52%	1.36%	-	1.72%	6/30/2015
Index
ICE BofA 1–3 Year U.S. Corporate Index	-4.00%	1.39%	1.52%	1.50%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				1.40%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – SHORT DURATION INCOME FUND

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021
Yoana N. Koleva, Partner and Portfolio Manager	2022

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares

PROSPECTUS – SHORT DURATION INCOME FUND

by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION INCOME FUND

FUND SUMMARY

Total Return Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None	0.45%
Other Expenses	0.17%	0.17%	0.17%	0.07%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.65%	1.27%	0.55%	0.35%	0.45%	0.90%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	(0.04)%(5)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	1.27%	0.55%	0.35%	0.41%	0.90%

PROSPECTUS – TOTAL RETURN FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.07%
Total Annual Fund Operating Expenses	1.05%	0.95%	0.70%	0.45%	0.35%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.95%	0.70%	0.45%	0.35%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – TOTAL RETURN FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$290	$428	$579	$1,017	$290	$428	$579	$1,017
Class C Shares	$229	$403	$697	$1,363	$129	$403	$697	$1,363
Class F Shares	$56	$176	$307	$689	$56	$176	$307	$689
Class F3 Shares	$36	$113	$197	$443	$36	$113	$197	$443
Class I Shares	$42	$140	$248	$563	$42	$140	$248	$563
Class P Shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class R2 Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283
Class R3 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R4 Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class R5 Shares	$46	$144	$252	$567	$46	$144	$252	$567
Class R6 Shares	$36	$113	$197	$443	$36	$113	$197	$443

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 461% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

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• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors

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in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

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• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

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• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are

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subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

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• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

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PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +4.52% Worst Quarter 2nd Q 2022 -6.05%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-16.01%	-0.68%	0.82%	-
After Taxes on Distributions	-17.12%	-1.96%	-0.49%	-
After Taxes on Distributions and Sale of Fund Shares	-9.45%	-0.96%	0.10%	-
Class C Shares(1)	-15.44%	-0.82%	0.43%	-
Class F Shares	-13.99%	-0.13%	1.15%	-
Class F3 Shares	-13.80%	0.10%	-	0.54%	4/4/2017
Class I Shares	-13.84%	0.04%	1.28%	-
Class P Shares	-14.21%	-0.44%	0.81%	-
Class R2 Shares	-14.42%	-0.60%	0.65%	-
Class R3 Shares	-14.34%	-0.50%	0.76%	-
Class R4 Shares	-14.12%	-0.27%	-	0.74%	6/30/2015
Class R5 Shares	-13.89%	–	-	0.98%	6/30/2015
Class R6 Shares	-13.80%	0.10%	-	1.09%	6/30/2015
Index
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%	0.92%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				0.44%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

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Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value ("NAV"). If you have direct account access privileges, you may redeem your shares

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by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES

Multi-Asset Balanced Opportunity Fund

The Fund’s investment objective is to seek current income and capital growth.

Multi-Asset Income Fund

The Fund’s investment objective is to seek a high level of current income.

Convertible Fund

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

Core Fixed Income Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Core Plus Bond Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Corporate Bond Fund

The Fund’s investment objective is to seek current income.

Floating Rate Fund

The Fund’s investment objective is to seek a high level of current income.

High Yield Fund

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Inflation Focused Fund

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Short Duration Core Bond Fund

The Fund’s investment objective is to seek current income consistent with preservation of capital.

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Short Duration Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Total Return Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Multi-Asset Balanced Opportunity Fund

The Fund is a “fund-of-funds” that invests in affiliated mutual funds (the “underlying funds”) managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund.

Asset Class	Target Allocation
Equity	25% - 70%
Fixed Income	30% - 75%
Foreign	0% - 35%

The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval

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or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above and the Fund may have exposure to investments in other asset classes.

The underlying funds are described in “Appendix B: Underlying Funds of the Funds-of-Funds.” Lord Abbett may modify the selection of underlying funds from time to time, and may invest in other underlying funds, including any underlying funds that may be created in the future.

Through the underlying funds, the Fund’s assets are allocated to the following types of investments:

• Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

• Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

• Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

• Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

• Foreign securities (including emerging market securities, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be

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denominated in non-U.S. currencies. The Fund considers emerging market countries to include countries that are not currently classified as a developed market by MSCI.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter (“OTC”). To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and

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regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates the relative value and risk/return potential for each asset class. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may make direct investments and invest in unaffiliated mutual funds consistent with its investment objective and as permitted by applicable law.

The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. In considering whether to sell or reallocate its investments, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Income Fund

The Fund is a “fund-of-funds” that invests in affiliated mutual funds (the “underlying funds”) managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund

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tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund.

Asset Class	Target Allocation
Fixed Income	50% - 90%
Equity	10% - 50%
Foreign	0% - 30%

The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above and the Fund may have exposure to investments in other asset classes.

The underlying funds are described in “Appendix B: Underlying Funds of the Funds-of-Funds.” Lord Abbett may modify the selection of underlying funds from time to time, and may invest in other underlying funds, including any underlying funds that may be created in the future.

Through the underlying funds, the Fund’s assets are allocated to the following types of investments:

• Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt

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securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

• Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

• Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

• Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

• Foreign securities (including emerging market securities, ADRs, GDRs, and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies. The Fund considers emerging market countries to include countries that are not currently classified as a developed market by MSCI.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in

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fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates the relative value and risk/return potential for each asset class. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may make direct investments and invest in unaffiliated mutual funds consistent with its investment objective and as permitted by applicable law.

The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. In considering whether to sell or

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reallocate its investments, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Convertible Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. For purposes of this 80% policy, the Fund also may gain exposure to convertible securities through derivatives or other ‘synthetic’ means. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and other securities that can be exchanged for equity securities or provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by

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Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, to efficiently invest excess cash or quickly gain market exposure, or as a substitute for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

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• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

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The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team uses fundamental, bottom-up analysis to identify convertible securities portfolio management believes are undervalued and that potentially may increase total return and reduce downside risk. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, the portfolio management team analyzes the potential for capital appreciation of the underlying stock. The portfolio management team attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. The portfolio management team will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

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Core Fixed Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

Under normal conditions, the Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and mortgage-related and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund may invest in corporate fixed income securities. The Fund also may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage

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point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the

PROSPECTUS – THE FUNDS

option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

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The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Plus Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund invests in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities

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typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of non-U.S. issuers may include investments in and/or tied economically to emerging markets.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023).

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The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices,

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currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the

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Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Corporate Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. Consistent with the composition of the Fund’s investable universe, it is expected that a substantial portion of the Fund’s portfolio will be invested in investment grade securities rated BBB/Baa by an independent rating agency or determined by Lord Abbett to be of comparable quality. The Fund may invest in:

• corporate debt securities of U.S. issuers; and

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars.

The Fund may invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its

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agencies or instrumentalities. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in

PROSPECTUS – THE FUNDS

exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or

PROSPECTUS – THE FUNDS

their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. Insights gained from fundamental analysis and proprietary valuation tools are used to determine security selection, industry exposure, and term structure. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Floating Rate Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The

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Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

• senior secured or unsecured floating rate loans or debt;

• second lien or other subordinated secured or unsecured floating rate loans or debt; and

• floating-rate structured (or securitized) products, including collateralized loan obligations.

The senior and second lien or other subordinated loans in which the Fund may invest include, but are not limited to, bridge loans, novations, assignments, participations, and revolving credit facility loans. The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

• fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

• exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and

• money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, those rated below investment grade by a rating agency or, if unrated, determined by Lord Abbett to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this

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limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in derivative instruments. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. The Fund may engage in derivative transactions on an exchange or in the OTC market

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts for hedging purposes, to adjust the Fund’s portfolio duration, as a substitute for taking a position in any underlying asset or to increase returns. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to hedge duration.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. The Fund may invest up to 10% of its net assets in positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual

PROSPECTUS – THE FUNDS

securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, swaptions (options on swaps), credit default swaps, and similar transactions. The Fund may enter into these swap transactions for hedging purposes, in an attempt to obtain a particular return when it is considered desirable to do so; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. For example, the Fund may enter into interest rate swaps in which it pays a fixed-rate of interest in exchange for payments based on variable interest rates. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The portfolio management team’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The portfolio management team determines the value of selected loans and determines whether they meet these criteria. The portfolio management team seeks to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

PROSPECTUS – THE FUNDS

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

High Yield Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”).

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities, ADRs, GDRs, and other similar depositary receipts). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including REITs. The Fund

PROSPECTUS – THE FUNDS

may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest up to 20% of its net assets in municipal securities. Municipal securities are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from regular federal or, as applicable, state and/or local personal income taxes. Municipal securities include both general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority, and revenue bonds, which are payable only from revenue derived from a particular facility or source.

The Fund may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

PROSPECTUS – THE FUNDS

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional”

PROSPECTUS – THE FUNDS

amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team applies proprietary filters to this fundamental analysis to position its portfolio across the high-yield credit continuum. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment

PROSPECTUS – THE FUNDS

strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

PROSPECTUS – THE FUNDS

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a

PROSPECTUS – THE FUNDS

specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more

PROSPECTUS – THE FUNDS

specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase

PROSPECTUS – THE FUNDS

agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Inflation Focused Fund

For purposes of its investment objective, the Fund uses the CPI-U to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining Inflation-Linked Investments with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

• Inflation-Linked Derivatives: The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals. As the market for inflation-linked derivatives continues to innovate, other variables and similar derivative investments may be available and used by the Fund.

Below is a graphic based on a simple example where the Fund enters into a CPI swap contract and agrees to pay the counterparty a fixed rate (multiplied by a notional amount to determine the actual amount payable) in return for the counterparty’s agreement to pay the Fund the rate of increase in the CPI during

PROSPECTUS – THE FUNDS

the life of the contract (again, multiplied by the notional amount to determine the actual amount payable).

PROSPECTUS – THE FUNDS

Notional (Contract) Amount
x
Floating Interest Rate (Change in CPI)
(Cumulative over the life of the Contract)

Buyer (the Fund)	Seller (the Counterparty)

Notional (Contract) Amount
x
Fixed Interest Rate
(Compounded over the life of the Contract)

As described in more detail below, the Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes.

• Inflation-Indexed Fixed Income Securities: Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including CMOs, CMBS, mortgage dollar rolls, and SMBS; and

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

PROSPECTUS – THE FUNDS

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

Investment grade fixed income securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund seeks to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of

PROSPECTUS – THE FUNDS

all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

In addition to CPI swaps, the Fund may use various other types of derivatives to gain investment exposure or to hedge against risk. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. The Fund also may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in inflation or interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund is regulated by the CFTC as a commodity pool.

The types of derivative instruments that the Fund may use include:

• Swaps: In addition to CPI swaps, the Fund may enter into other types of swap contracts, including interest rate, equity index, credit default, currency, and total return swaps, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in

PROSPECTUS – THE FUNDS

exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

The portfolio management team combines top-down and bottom-up analysis in its portfolio construction process. The portfolio management team takes into account several factors in its analysis, including, but not limited to, current and expected economic conditions, rising and falling interest rates, and credit quality. The portfolio management team applies proprietary filters to this analysis to determine the structure of the portfolio and security selection. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its

PROSPECTUS – THE FUNDS

duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. Lord Abbett is subject to registration and regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Core Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;

PROSPECTUS – THE FUNDS

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

• debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;

• loans, including bridge loans, novations, assignments, and participations; and

• structured securities and other hybrid instruments, including CLOs.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under

PROSPECTUS – THE FUNDS

normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified

PROSPECTUS – THE FUNDS

date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. The portfolio management team uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

PROSPECTUS – THE FUNDS

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Income Fund

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and CMBS;

PROSPECTUS – THE FUNDS

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest

PROSPECTUS – THE FUNDS

more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage- backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower-rated CMBS.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio.

The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts

PROSPECTUS – THE FUNDS

as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or

PROSPECTUS – THE FUNDS

their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Total Return Fund

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies or instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept

PROSPECTUS – THE FUNDS

that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.3 years as of February 28, 2023).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally,

PROSPECTUS – THE FUNDS

these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-

PROSPECTUS – THE FUNDS

down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in a Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in a Fund. Before you invest in a Fund, you should carefully evaluate the risks in light of your investment goals. An investment in a Fund held for longer periods over full market cycles typically provides more favorable results.

PROSPECTUS – THE FUNDS

The principal risks you assume when investing in each Fund (or the underlying funds) are described below. The Funds attempt to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by each Fund (or the underlying funds) and the risks associated with an investment in the Fund.

All Funds

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices of goods or services throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

PROSPECTUS – THE FUNDS

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder

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of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio

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management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom, and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of

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using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that Lord Abbett believes are appropriate or desirable.

Multi-Asset Balanced Opportunity Fund

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

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• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’ s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by

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factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger,

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more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual

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funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing

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power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate

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returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral

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agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Multi-Asset Income Fund

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the

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underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’ s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing.

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Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to

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purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the

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event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or

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private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s

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portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and

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small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow

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problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Convertible Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than

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markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of

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the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to

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occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and

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sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Core Fixed Income Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk

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bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of

PROSPECTUS – THE FUNDS

the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Core Plus Bond Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade

PROSPECTUS – THE FUNDS

securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or

PROSPECTUS – THE FUNDS

private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual

PROSPECTUS – THE FUNDS

rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

PROSPECTUS – THE FUNDS

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and

PROSPECTUS – THE FUNDS

industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Corporate Bond Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June

PROSPECTUS – THE FUNDS

30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Floating Rate Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet

PROSPECTUS – THE FUNDS

principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent

PROSPECTUS – THE FUNDS

the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

PROSPECTUS – THE FUNDS

• ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from the value of the ETF’s portfolio holdings because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities.

While shares of an ETF are listed on an exchange, there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s NAV. At times of market stress, ETF shares may trade at a significant premium or discount to the ETF’s NAV. If the Fund purchases ETF shares at a time when the market price is at a significant premium to the ETF’s NAV or sells ETF shares at a time when the market price is at a significant discount to the ETF’s NAV, the Fund will pay significantly more, or receive significantly less, respectively, than the ETF’s NAV. This may reduce the Fund’s return or result in losses.

In addition, because certain of an ETF’s underlying securities (e.g., foreign securities) trade on exchanges that are closed when the exchange that shares of the ETF trade on is open, and vice versa, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to the ETF’s NAV that may be greater than those experienced by other ETFs. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of the ETF’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.

PROSPECTUS – THE FUNDS

Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

High Yield Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market

PROSPECTUS – THE FUNDS

trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption,

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the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing

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power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

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Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and pay its obligations in full. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer may not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale, or speculative.

• Distressed Debt Risk: Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In addition, the Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or

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workout. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Income Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing.

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Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing

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instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund

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generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

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Inflation Focused Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management team correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management team incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates

PROSPECTUS – THE FUNDS

or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Counterparty Risk: A significant risk in two-party contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties. The use of a central clearing party in two-party contracts is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate

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significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

• Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Code. In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates when distributed to shareholders) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including

PROSPECTUS – THE FUNDS

delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

PROSPECTUS – THE FUNDS

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs,

PROSPECTUS – THE FUNDS

such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Short Duration Core Bond Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund

PROSPECTUS – THE FUNDS

may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent

PROSPECTUS – THE FUNDS

years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic

PROSPECTUS – THE FUNDS

reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term”

PROSPECTUS – THE FUNDS

for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Short Duration Income Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or

PROSPECTUS – THE FUNDS

concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties,

PROSPECTUS – THE FUNDS

industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

PROSPECTUS – THE FUNDS

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will

PROSPECTUS – THE FUNDS

not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Total Return Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

PROSPECTUS – THE FUNDS

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of

PROSPECTUS – THE FUNDS

mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or

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impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of

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economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided. The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund sometimes are referred to as the “Funds-of-Funds.” In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” are to all or certain of the underlying funds.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, each Fund also may be subject to certain operational risks, including:

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• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally,

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redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or

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other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Any further exits from the EU may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in another country (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s invasion of Ukraine in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. While the Fund does not have significant investments in Russian securities, sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. Furthermore, if after investing in the Fund an investor is included on a sanctions

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list, the Fund may be required to cease any further dealings with the investor's interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. Although Lord Abbett expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by Lord Abbett’s or the Fund's activities or investors, which would adversely affect the Fund.

In addition, natural and environmental disasters, (e.g., earthquakes, tsunamis, hurricanes) , epidemics or pandemics, such as the COVID-19 outbreak, and systemic market dislocations such as those occurring in connection with the 2008 Global Financial Crisis, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern may continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and

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is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Funds.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $196.0 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.0 billion for which Lord Abbett provides investment models to managed account sponsors as of February 28, 2023.

Portfolio Managers. The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Funds.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Jeffrey O. Herzog,

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Managing Director and Portfolio Manager, and Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income. Messrs. Lee, Herzog, and Rocco joined Lord Abbett in 1997, 2013, and 2004, respectively. Messrs. Martini, Lee, Herzog, and Rocco, are jointly and primarily responsible for the day-to-day management of each Fund.

Convertible Fund. Alan R. Kurtz, Managing Director and Portfolio Manager, heads the Fund’s team. Mr. Kurtz joined Lord Abbett in 2000. An additional member of the Fund’s team is Jeremy I. Lehmann, Portfolio Manager. Mr. Lehmann joined Lord Abbett in 2012. Messrs. Kurtz and Lehmann are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Yuoh, O’Brien, Castle, Trifon, and Ms. Traub joined Lord Abbett in 2010, 1998, 2015, 2021, and 2007, respectively. Messrs. Lee, Yuoh, O’Brien, Castle, Trifon, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Core Plus Bond Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub joined Lord Abbett in 2010, 1998, 2004, 2015, 2021, and 2007, respectively. Messrs. Lee, Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Corporate Bond Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Yoana N. Koleva, Partner and Portfolio Manager, and Eric P. Kang, Managing Director and Portfolio Manager. Messrs. Yuoh, Kang, and Ms. Koleva joined Lord Abbett in 2010, 2015, and 2011, respectively. Messrs. O’Brien, Yuoh, Kang, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Floating Rate Fund. Jeffrey D. Lapin, Partner and Portfolio Manager, heads the Fund’s team. Mr. Lapin joined Lord Abbett in 2012. Additional members of the Fund’s team are Kearney M. Posner, Partner and Portfolio Manager, Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, and Steven F. Rocco, Partner and

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Co-Head of Taxable Fixed Income. Messrs. Lee, Rocco and Ms. Posner joined Lord Abbett in 1997, 2004, and 2015, respectively. Messrs. Lapin, Lee, Rocco, and Ms. Posner are jointly and primarily responsible for the day-to-day management of the Fund.

High Yield Fund. Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit, and Karen J. Gunnerson, Portfolio Manager. Messrs. Lee, Gizzo, and Ms. Gunnerson joined Lord Abbett in 1997, 2008, and 2017, respectively. Messrs. Rocco, Lee, Gizzo, and Ms. Gunnerson are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Yoana N. Koleva, Partner and Portfolio Manager, and Eric P. Kang, Managing Director and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Kang, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, and 2011, respectively. Messrs. O’Brien, Lee, Yuoh, Rocco, Kang, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Inflation Focused Fund. Leah G. Traub, Partner and Portfolio Manager, heads the Fund’s team. Ms. Traub joined Lord Abbett in 2007. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, and Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income. Messrs. Yuoh, Lee, O’Brien, and Rocco, joined Lord Abbett in 2010, 1997, 1998, and 2004, respectively. Ms. Traub and Messrs. Yuoh, Lee, O’Brien, and Rocco, are jointly and primarily responsible for the day-to-day management of the Fund.

Short Duration Core Bond Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Adam C. Castle, Partner and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. Yuoh, Castle, and Ms. Koleva joined Lord Abbett in 2010, 2015, and 2011. Messrs. O’Brien, Yuoh, Castle, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Short Duration Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Portfolio Manager, Harris A. Trifon, Managing Director and Portfolio Manager, and

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Yoana N. Koleva, Partner and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Castle, Trifon, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, 2021, and 2011, respectively. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle, Trifon and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Total Return Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub joined Lord Abbett in 2010, 1998, 2004, 2015, 2021, and 2007, respectively. Messrs. Lee, Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a management fee for each of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund at the annual rate of 0.10% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.10% of each of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Convertible Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.57% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.69% of Convertible Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Core Fixed Income Fund as calculated at the following annual rates:

0.24% on the first $1 billion of average daily net assets;
0.21% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

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For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.23% of Core Fixed Income Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for each of Core Plus Bond Fund and Total Return Fund as calculated at the following annual rates:

0.28% on the first $4 billion of average daily net assets;
0.26% on the next $11 billion of average daily net assets; and
0.25% on each Fund’s average daily net assets over $15 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.28% of each of Core Plus Bond Fund and Total Return Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Corporate Bond Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% of Corporate Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Floating Rate Fund as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.46% of Floating Rate Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for High Yield Fund as calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.53% of High Yield Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Income Fund as calculated at the following annual rates:

0.38% on the first $3 billion of average daily net assets;
0.35% on the next $7 billion of average daily net assets; and
0.34% on the Fund’s average daily net assets over $10 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.38% of Income Fund’s average daily net assets.

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Lord Abbett is entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.30% on the first $2 billion of average daily net assets;
0.28% on the next $3 billion of average daily net assets; and
0.26% on the Fund’s average daily net assets over $5 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.29% of Inflation Focused Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Core Bond Fund as calculated at the following annual rates:

0.30% on the first $1 billion of average daily net assets;
0.25% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.12% of Short Duration Core Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Income Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett was 0.25% of Short Duration Income Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31st.

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INFORMATION FOR MANAGING YOUR FUND ACCOUNT

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

• the amount you plan to invest;

• the length of time you expect to hold your investment;

• the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

• whether you qualify for any reduction or waiver of sales charges;

• whether you plan to take any distributions in the near future;

• the availability of the share class;

• the services that will be available to you; and

• the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this

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prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)
Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more
CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None
Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds
Class C Shares
Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000
Front-End Sales Charge	None
CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%
Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the

Fund’s average daily net assets attributable to shares held for less than one year and

(ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase (4)
Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

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Class F Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)
Automatic Conversion	None
Exchange Privilege(3)	Class F shares of most Lord Abbett Funds
Class F3 Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds
Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class I shares of most Lord Abbett Funds
Class P Shares
Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%
Automatic Conversion	None
Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

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Class R2 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%
Automatic Conversion	None
Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds
Class R3 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%
Automatic Conversion	None
Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds
Class R4 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None
Automatic Conversion	None
Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds
Class R5 and R6 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class R5 or R6 shares, as applicable, of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.

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(4)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month in which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”

(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	See below
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor, the Funds’ principal underwriter.

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Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

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Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

• Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

• Investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor.
• Financial institutions, on behalf of individual investors, that have an agreement to offer Class I shares across their investment platforms.

• Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment.

• Participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

• Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided

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that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

• Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

• Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

• employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

• dealers that have entered into certain approved agreements with Lord Abbett Distributor.

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Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

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Front-End Sales Charge — Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2. shares held for one year or more (Class A and C); and

3. shares held before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class C Share CDSC. The 1.00% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

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SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

• Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

• Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, F3, I and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, F3, I, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

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• Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account; or a trust established by the individual as grantor. An individual may include under item (1) his or her holdings in Eligible Funds (as described below) in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

• purchases of $500,000 or more (may be subject to a CDSC);

• purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

• purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

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• purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

• purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

• purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

• purchases by employees of eligible institutions under Section 403(b)(7) of the Code, maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

• purchases made with dividends and distributions on Class A shares of another Eligible Fund;

• purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

• purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

• purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

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CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C
Eligible mandatory distributions under the Code	A, C
Redemptions by retirement and benefit plans made through financial intermediaries provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C
Death of the shareholder	A, C
Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C
Redemptions under Div-Move	C

In the case of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

• Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

• Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must

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inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class
Fee(1)	A(2) Funds-of-Funds	A(2) All Funds except Funds-of-Funds	C(2) Funds-of-Funds except Multi-Asset Income Fund	C(2) Multi-Asset Income Fund	C(2)(3) All Funds except Funds-of-Funds	F(4)	F3	I	P	R2	R3	R4	R5	R6
Service	0.25%	0.15%	0.25%	0.25%	0.25%	—	—	—	0.25%	0.25%	0.25%	0.25%	—	—
Distribution	-	-	0.75%	0.65%	0.50%	—	—	—	0.20%	0.35%	0.25%	—	—	—

(1) The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2) For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3) Assumes a Class C share 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4) The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of

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shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

• purchases of $500,000 or more;

• purchases by certain retirement and benefit plans with at least 100 eligible employees; or

• purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments*	Front-End Sales Charge**	Dealer’s Concession
$500,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

* Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

** Class A shares purchased without a sales charge will be subject to a 1.00% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord

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Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative

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services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

• establishing and maintaining individual accounts and records;

• providing client account statements; and

• providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

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Regular Mail: Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489	Overnight Mail: Lord Abbett Funds Service Center Attention: 534489 500 Ross Street 154-0520 Pittsburgh, PA 15262

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

• Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

• Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all

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applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

• Telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you

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wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., exchanged for) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

• Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

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• Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration, provided that you provide a Medallion Signature Guarantee executed by an eligible

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issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A medallion signature guarantee is designed to protect you from fraud.

In addition to the situation described above, the Fund generally will require a medallion signature guarantee on requests for redemption when:

• The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

• You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

• You request redemption proceeds to be payable to a bank other than the bank account of record or if the bank account has been updated within the last 15 days; or

• The redemption proceeds total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below.

Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not

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expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing
Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1) In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares
Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

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• Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

• Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

• No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or

PROSPECTUS – THE FUNDS

exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by third-party pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

PROSPECTUS – THE FUNDS

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett, as the Fund’s “valuation designee”, subject to oversight by the Board, and in accordance with the Fund’s valuation procedures, pursuant to Rule 2a-5 under the 1940 Act. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. Lord Abbett may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. Lord Abbett determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may

PROSPECTUS – THE FUNDS

allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity

PROSPECTUS – THE FUNDS

indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include

PROSPECTUS – THE FUNDS

actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by

PROSPECTUS – THE FUNDS

state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the

PROSPECTUS – THE FUNDS

tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund expect to pay dividends from their net investment income monthly. Convertible Fund expects to pay dividends from its net investment income quarterly. Each of the Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, and Total Return Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified

PROSPECTUS – THE FUNDS

under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by a Fund (or underlying funds in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, even if a Fund (or underlying fund, if applicable) qualifies to make such election for any year, it may determine not to do so.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or a Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PROSPECTUS – THE FUNDS

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audit of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares with operations during the fiscal periods indicated and shares outstanding as of the end of the most recent fiscal period.

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$14.01	$0.19	$(1.60)	$(1.41)	$(0.89)	$(1.41)	$(2.30)
11/30/2021	13.15	0.22	1.42	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.28	0.24	0.80	1.04	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.25	(0.50)	(0.25)	(0.42)	(0.24)	(0.66)
Class C
11/30/2022	13.90	0.11	(1.58)	(1.47)	(0.81)	(1.41)	(2.22)
11/30/2021	13.06	0.11	1.41	1.52	(0.41)	(0.27)	(0.68)
11/30/2020	11.53	0.12	1.65	1.77	(0.10)	(0.14)	(0.24)
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
Class F
11/30/2022	14.01	0.21	(1.61)	(1.40)	(0.90)	(1.41)	(2.31)
11/30/2021	13.15	0.24	1.42	1.66	(0.53)	(0.27)	(0.80)
11/30/2020	11.60	0.23	1.66	1.89	(0.20)	(0.14)	(0.34)
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
Class F3
11/30/2022	14.05	0.23	(1.60)	(1.37)	(0.92)	(1.41)	(2.33)
11/30/2021	13.18	0.17	1.52	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.62	0.26	1.65	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
Class I
11/30/2022	14.00	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.15	0.25	1.41	1.66	(0.54)	(0.27)	(0.81)
11/30/2020	11.60	0.24	1.66	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
Class P
11/30/2022	13.93	0.18	(1.60)	(1.42)	(0.86)	(1.41)	(2.27)
11/30/2021	13.08	0.19	1.41	1.60	(0.48)	(0.27)	(0.75)
11/30/2020	11.55	0.19	1.64	1.83	(0.16)	(0.14)	(0.30)
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
Class R2
11/30/2022	14.36	0.16	(1.64)	(1.48)	(0.85)	(1.41)	(2.26)
11/30/2021	13.46	0.18	1.45	1.63	(0.46)	(0.27)	(0.73)
11/30/2020	11.87	0.17	1.70	1.87	(0.14)	(0.14)	(0.28)
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:(a)			Supplemental Data:
	Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$10.30	(12.00)	0.50	0.51	1.79	$1,808,434	104
11/30/2021	14.01	12.89	0.49	0.49	1.56	2,293,947	47
11/30/2020	13.15	17.09	0.52	0.52	1.81	2,087,948	60
11/30/2019	11.60	10.19	0.52	0.52	2.15	1,974,100	25
11/30/2018	11.28	(2.18)	0.51	0.51	2.12	1,214,155	31
Class C
11/30/2022	10.21	(12.62)	1.25	1.26	1.02	135,989	104
11/30/2021	13.90	12.01	1.24	1.24	0.78	223,713	47
11/30/2020	13.06	16.17	1.27	1.27	1.03	254,523	60
11/30/2019	11.53	9.35	1.27	1.27	1.41	337,420	25
11/30/2018	11.22	(2.85)	1.26	1.26	1.35	223,823	31
Class F
11/30/2022	10.30	(11.88)	0.35	0.36	1.89	27,902	104
11/30/2021	14.01	13.06	0.34	0.34	1.73	84,162	47
11/30/2020	13.15	17.26	0.37	0.37	1.97	70,406	60
11/30/2019	11.60	10.35	0.37	0.37	2.31	73,256	25
11/30/2018	11.28	(1.95)	0.36	0.36	2.27	46,998	31
Class F3
11/30/2022	10.35	(11.64)	0.17	0.18	2.15	42	104
11/30/2021	14.05	13.25	0.17	0.17	1.18	58	47
11/30/2020	13.18	17.47	0.18	0.18	2.23	75	60
11/30/2019	11.62	10.56	0.19	0.19	2.40	47	25
11/30/2018	11.29	(1.83)	0.22	0.22	2.38	10	31
Class I
11/30/2022	10.30	(11.78)	0.25	0.26	2.07	56,783	104
11/30/2021	14.00	13.26	0.24	0.24	1.81	41,327	47
11/30/2020	13.15	17.29	0.27	0.27	2.08	37,220	60
11/30/2019	11.60	10.45	0.26	0.26	2.47	29,487	25
11/30/2018	11.28	(1.93)	0.26	0.26	2.38	14,440	31
Class P
11/30/2022	10.24	(12.17)	0.70	0.71	1.63	340	104
11/30/2021	13.93	12.72	0.69	0.69	1.37	820	47
11/30/2020	13.08	16.86	0.72	0.72	1.61	725	60
11/30/2019	11.55	9.93	0.72	0.72	1.93	588	25
11/30/2018	11.23	(2.38)	0.71	0.71	1.85	512	31
Class R2
11/30/2022	10.62	(12.29)	0.85	0.86	1.44	593	104
11/30/2021	14.36	12.55	0.84	0.84	1.23	686	47
11/30/2020	13.46	16.58	0.87	0.87	1.44	594	60
11/30/2019	11.87	9.85	0.87	0.87	1.77	837	25
11/30/2018	11.52	(2.49)	0.86	0.86	1.83	360	31

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$13.98	$0.17	$(1.60)	$(1.43)	$(0.86)	$(1.41)	$(2.27)
11/30/2021	13.12	0.18	1.42	1.60	(0.47)	(0.27)	(0.74)
11/30/2020	11.58	0.18	1.65	1.83	(0.15)	(0.14)	(0.29)
11/30/2019	11.26	0.21	0.80	1.01	(0.35)	(0.34)	(0.69)
11/30/2018	12.16	0.22	(0.49)	(0.27)	(0.39)	(0.24)	(0.63)
Class R4
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.21	1.43	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
Class R5
11/30/2022	14.03	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.17	0.25	1.42	1.67	(0.54)	(0.27)	(0.81)
11/30/2020	11.62	0.20	1.70	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
Class R6
11/30/2022	14.04	0.23	(1.61)	(1.38)	(0.92)	(1.41)	(2.33)
11/30/2021	13.17	0.26	1.43	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.61	0.24	1.67	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)

(a) Does not include expenses of the Underlying Funds in which the Fund invests.

(b) Calculated using average shares outstanding during the period.

(c) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:(a)			Supplemental Data:
	Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	$10.28	(12.17)	0.75	0.76	1.53	$37,063	104
11/30/2021	13.98	12.62	0.74	0.74	1.30	49,825	47
11/30/2020	13.12	16.74	0.77	0.77	1.56	48,308	60
11/30/2019	11.58	9.94	0.76	0.76	1.91	52,554	25
11/30/2018	11.26	(2.34)	0.76	0.76	1.84	27,258	31
Class R4
11/30/2022	10.30	(12.00)	0.50	0.51	1.79	11,617	104
11/30/2021	14.01	12.88	0.49	0.49	1.54	14,343	47
11/30/2020	13.15	17.09	0.52	0.52	1.79	13,893	60
11/30/2019	11.60	10.19	0.52	0.52	2.12	12,167	25
11/30/2018	11.29	(2.17)	0.51	0.51	2.07	4,971	31
Class R5
11/30/2022	10.33	(11.69)	0.25	0.26	2.08	158	104
11/30/2021	14.03	13.15	0.24	0.24	1.78	186	47
11/30/2020	13.17	17.34	0.28	0.28	1.79	178	60
11/30/2019	11.62	10.44	0.27	0.27	2.38	204	25
11/30/2018	11.30	(1.85)	0.26	0.26	2.45	121	31
Class R6
11/30/2022	10.33	(11.73)	0.17	0.18	2.12	10,119	104
11/30/2021	14.04	13.26	0.17	0.17	1.88	11,969	47
11/30/2020	13.17	17.48	0.19	0.19	2.13	10,480	60
11/30/2019	11.61	10.47	0.19	0.19	2.61	15,985	25
11/30/2018	11.29	(1.83)	0.18	0.18	2.01	5,451	31

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$17.39	$0.35	$(2.24)	$(1.89)	$(0.90)	$14.60
11/30/2021	16.47	0.32	1.21	1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.40	0.78	1.18	(0.50)	15.02
11/30/2018	15.08	0.36	(0.62)	(0.26)	(0.48)	14.34
Class C
11/30/2022	17.68	0.24	(2.27)	(2.03)	(0.78)	14.87
11/30/2021	16.74	0.18	1.23	1.41	(0.47)	17.68
11/30/2020	15.25	0.22	1.47	1.69	(0.20)	16.74
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	15.25
11/30/2018	15.29	0.26	(0.63)	(0.37)	(0.37)	14.55
Class F
11/30/2022	17.39	0.37	(2.24)	(1.87)	(0.92)	14.60
11/30/2021	16.47	0.34	1.22	1.56	(0.64)	17.39
11/30/2020	15.02	0.35	1.43	1.78	(0.33)	16.47
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	15.02
11/30/2018	15.08	0.38	(0.62)	(0.24)	(0.50)	14.34
Class F3
11/30/2022	17.32	0.41	(2.25)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.39	1.40	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.40	(0.61)	(0.21)	(0.52)	14.27
Class I
11/30/2022	17.28	0.39	(2.23)	(1.84)	(0.94)	14.50
11/30/2021	16.37	0.36	1.20	1.56	(0.65)	17.28
11/30/2020	14.93	0.36	1.42	1.78	(0.34)	16.37
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	14.93
11/30/2018	14.99	0.40	(0.61)	(0.21)	(0.52)	14.26
Class R2
11/30/2022	17.92	0.31	(2.32)	(2.01)	(0.85)	15.06
11/30/2021	16.95	0.26	1.25	1.51	(0.54)	17.92
11/30/2020	15.44	0.29	1.47	1.76	(0.25)	16.95
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	15.44
11/30/2018	15.47	0.32	(0.63)	(0.31)	(0.43)	14.73
Class R3
11/30/2022	17.39	0.31	(2.24)	(1.93)	(0.86)	14.60
11/30/2021	16.47	0.27	1.21	1.48	(0.56)	17.39
11/30/2020	15.02	0.29	1.43	1.72	(0.27)	16.47
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	15.02
11/30/2018	15.08	0.33	(0.63)	(0.30)	(0.44)	14.34

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:(a)			Supplemental Data:

	Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expense (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	(11.23)	0.49	0.50	2.30	$734,968	83
11/30/2021	9.43	0.48	0.49	1.81	855,806	40
11/30/2020	12.33	0.50	0.50	2.19	745,462	75
11/30/2019	8.50	0.50	0.50	2.74	678,178	27
11/30/2018	(1.79)	0.50	0.50	2.43	716,679	41
Class C
11/30/2022	(11.92)	1.25	1.25	1.50	92,856	83
11/30/2021	8.66	1.23	1.24	1.03	188,842	40
11/30/2020	11.46	1.25	1.25	1.44	240,404	75
11/30/2019	7.70	1.25	1.25	2.00	340,786	27
11/30/2018	(2.51)	1.25	1.25	1.69	410,332	41
Class F
11/30/2022	(11.10)	0.34	0.35	2.35	54,006	83
11/30/2021	9.59	0.33	0.34	1.95	176,727	40
11/30/2020	12.49	0.35	0.35	2.35	165,707	75
11/30/2019	8.66	0.35	0.35	2.91	200,060	27
11/30/2018	(1.64)	0.35	0.35	2.57	227,804	41
Class F3
11/30/2022	(10.98)	0.18	0.18	2.59	541	83
11/30/2021	9.76	0.17	0.18	2.11	1,735	40
11/30/2020	12.68	0.18	0.18	2.61	2,013	75
11/30/2019	8.83	0.19	0.19	3.01	3,527	27
11/30/2018	(1.47)	0.18	0.18	2.70	4,077	41
Class I
11/30/2022	(11.02)	0.24	0.25	2.65	98,929	83
11/30/2021	9.70	0.23	0.24	2.05	37,860	40
11/30/2020	12.61	0.25	0.25	2.45	35,613	75
11/30/2019	8.75	0.25	0.25	3.03	43,319	27
11/30/2018	(1.48)	0.25	0.25	2.70	54,171	41
Class R2
11/30/2022	(11.54)	0.84	0.85	2.00	174	83
11/30/2021	9.06	0.83	0.83	1.46	140	40
11/30/2020	11.97	0.85	0.85	1.87	124	75
11/30/2019	8.10	0.85	0.85	2.36	138	27
11/30/2018	(2.09)	0.84	0.84	2.08	122	41
Class R3
11/30/2022	(11.46)	0.74	0.75	2.02	14,878	83
11/30/2021	9.15	0.73	0.74	1.56	20,699	40
11/30/2020	12.04	0.75	0.75	1.94	19,031	75
11/30/2019	8.24	0.75	0.75	2.41	21,508	27
11/30/2018	(2.03)	0.74	0.74	2.20	18,400	41

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2022	$17.39	$0.35	$(2.24)	$(1.89)	$(0.90)	$14.60
11/30/2021	16.47	0.31	1.22	1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.38	0.80	1.18	(0.50)	15.02
11/30/2018	15.08	0.34	(0.60)	(0.26)	(0.48)	14.34
Class R5
11/30/2022	17.28	0.39	(2.22)	(1.83)	(0.94)	14.51
11/30/2021	16.38	0.36	1.19	1.55	(0.65)	17.28
11/30/2020	14.93	0.36	1.43	1.79	(0.34)	16.38
11/30/2019	14.26	0.42	0.79	1.21	(0.54)	14.93
11/30/2018	14.99	0.39	(0.60)	(0.21)	(0.52)	14.26
Class R6
11/30/2022	17.32	0.40	(2.24)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.38	1.41	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.38	(0.59)	(0.21)	(0.52)	14.27

(a) Does not include expenses of the Underlying Funds in which the Fund invests.

(b) Calculated using average shares outstanding during the period.

(c) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:(a)			Supplemental Data:

	Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expense (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2022	(11.23)	0.49	0.50	2.29	$2,489	83
11/30/2021	9.43	0.48	0.49	1.80	3,435	40
11/30/2020	12.33	0.50	0.50	2.18	2,988	75
11/30/2019	8.50	0.50	0.50	2.62	2,421	27
11/30/2018	(1.77)	0.49	0.49	2.31	1,756	41
Class R5
11/30/2022	(11.02)	0.24	0.24	2.56	47	83
11/30/2021	9.76	0.23	0.23	2.06	53	40
11/30/2020	12.61	0.24	0.24	2.42	47	75
11/30/2019	8.75	0.24	0.24	2.89	36	27
11/30/2018	(1.55)	0.24	0.24	2.64	28	41
Class R6
11/30/2022	(10.98)	0.18	0.19	2.62	1,015	83
11/30/2021	9.76	0.17	0.18	2.11	1,159	40
11/30/2020	12.68	0.18	0.18	2.55	1,030	75
11/30/2019	8.83	0.19	0.19	3.02	2,873	27
11/30/2018	(1.47)	0.18	0.18	2.58	2,807	41

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$19.24	$0.20	$(3.77)	$(3.57)	$(0.31)	$(2.72)	$(3.03)
11/30/2021	20.52	0.09	1.68	1.77	(0.19)	(2.86)	(3.05)
11/30/2020	14.15	0.14	7.40	7.54	(0.21)	(0.96)	(1.17)
11/30/2019	13.16	0.21	1.70	1.91	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.03)	0.13	(0.28)	–	(0.28)
Class C
11/30/2022	19.04	0.10	(3.72)	(3.62)	(0.21)	(2.72)	(2.93)
11/30/2021	20.37	(0.04)	1.66	1.62	(0.09)	(2.86)	(2.95)
11/30/2020	14.05	0.03	7.36	7.39	(0.11)	(0.96)	(1.07)
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
11/30/2018	13.23	0.07	(0.03)	0.04	(0.19)	–	(0.19)
Class F
11/30/2022	19.25	0.19	(3.75)	(3.56)	(0.32)	(2.72)	(3.04)
11/30/2021	20.52	0.11	1.68	1.79	(0.20)	(2.86)	(3.06)
11/30/2020	14.15	0.16	7.39	7.55	(0.22)	(0.96)	(1.18)
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
11/30/2018	13.32	0.18	(0.04)	0.14	(0.29)	–	(0.29)
Class F3
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.68	0.15	1.69	1.84	(0.22)	(2.86)	(3.08)
11/30/2020	14.24	0.18	7.46	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.20	(0.04)	0.16	(0.30)	–	(0.30)
Class I
11/30/2022	19.39	0.25	(3.82)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.66	0.13	1.68	1.81	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.46	7.63	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.04)	0.15	(0.30)	–	(0.30)
Class P
11/30/2022	19.65	0.17	(3.86)	(3.69)	(0.27)	(2.72)	(2.99)
11/30/2021	20.88	0.05	1.70	1.75	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.09	7.55	7.64	(0.17)	(0.96)	(1.13)
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)
11/30/2018	13.51	0.13	(0.04)	0.09	(0.24)	–	(0.24)

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$12.64	(21.50)	1.07	1.07	1.44	$215,259	165
11/30/2021	19.24	8.83	1.03	1.03	0.47	365,551	154
11/30/2020	20.52	57.67	1.06	1.06	0.86	290,469	138
11/30/2019	14.15	15.80	1.06	1.06	1.59	143,294	161
11/30/2018	13.16	0.94	1.04	1.04	1.21	133,181	213
Class C
11/30/2022	12.49	(21.95)	1.73	1.74	0.76	42,136	165
11/30/2021	19.04	8.08	1.70	1.70	(0.19)	79,104	154
11/30/2020	20.37	56.72	1.70	1.70	0.21	64,570	138
11/30/2019	14.05	15.00	1.70	1.70	0.94	41,278	161
11/30/2018	13.08	0.27	1.69	1.69	0.56	38,615	213
Class F
11/30/2022	12.65	(21.43)	0.97	0.98	1.34	137,175	165
11/30/2021	19.25	8.98	0.93	0.93	0.59	804,859	154
11/30/2020	20.52	57.83	0.96	0.96	0.96	625,813	138
11/30/2019	14.15	15.92	0.96	0.96	1.69	173,878	161
11/30/2018	13.17	0.95	0.94	0.94	1.32	201,325	213
Class F3
11/30/2022	12.81	(21.25)	0.79	0.79	1.70	19,538	165
11/30/2021	19.44	9.18	0.75	0.75	0.77	37,889	154
11/30/2020	20.68	58.11	0.80	0.80	1.12	23,424	138
11/30/2019	14.24	16.02	0.83	0.83	1.81	8,030	161
11/30/2018	13.25	1.12	0.81	0.81	1.47	6,635	213
Class I
11/30/2022	12.76	(21.33)	0.86	0.87	1.86	487,218	165
11/30/2021	19.39	9.02	0.82	0.82	0.68	259,180	154
11/30/2020	20.66	58.08	0.86	0.86	1.05	340,178	138
11/30/2019	14.23	15.94	0.86	0.86	1.82	307,308	161
11/30/2018	13.24	1.12	0.84	0.84	1.40	469,350	213
Class P
11/30/2022	12.97	(21.65)	1.32	1.32	1.24	36	165
11/30/2021	19.65	8.57	1.27	1.27	0.23	43	154
11/30/2020	20.88	57.33	1.31	1.31	0.60	74	138
11/30/2019	14.37	15.43	1.31	1.31	1.33	70	161
11/30/2018	13.36	0.68	1.29	1.29	0.96	59	213

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$19.63	$0.15	$(3.86)	$(3.71)	$(0.25)	$(2.72)	$(2.97)
11/30/2021	20.88	0.02	1.71	1.73	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.07	7.54	7.61	(0.14)	(0.96)	(1.10)
11/30/2019	13.35	0.17	1.71	1.88	(0.47)	(0.39)	(0.86)
11/30/2018	13.49	0.11	(0.03)	0.08	(0.22)	–	(0.22)
Class R3
11/30/2022	19.12	0.16	(3.75)	(3.59)	(0.26)	(2.72)	(2.98)
11/30/2021	20.41	0.04	1.66	1.70	(0.13)	(2.86)	(2.99)
11/30/2020	14.08	0.09	7.37	7.46	(0.17)	(0.96)	(1.13)
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
11/30/2018	13.26	0.13	(0.04)	0.09	(0.24)	–	(0.24)
Class R4
11/30/2022	19.24	0.19	(3.77)	(3.58)	(0.30)	(2.72)	(3.02)
11/30/2021	20.52	0.09	1.67	1.76	(0.18)	(2.86)	(3.04)
11/30/2020	14.14	0.14	7.40	7.54	(0.20)	(0.96)	(1.16)
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.04)	0.12	(0.27)	–	(0.27)
Class R5
11/30/2022	19.39	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.65	0.14	1.68	1.82	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.45	7.62	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.38	0.19	(0.03)	0.16	(0.30)	–	(0.30)
Class R6
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.69	0.15	1.68	1.83	(0.22)	(2.86)	(3.08)
11/30/2020	14.25	0.17	7.47	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.03)	0.16	(0.30)	–	(0.30)
(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R2
11/30/2022	$12.95	(21.80)	1.46	1.47	1.09	$76	165
11/30/2021	19.63	8.43	1.42	1.42	0.10	94	154
11/30/2020	20.88	57.05	1.46	1.46	0.45	46	138
11/30/2019	14.37	15.27	1.45	1.45	1.23	56	161
11/30/2018	13.35	0.57	1.44	1.44	0.79	70	213
Class R3
11/30/2022	12.55	(21.73)	1.37	1.38	1.12	20,448	165
11/30/2021	19.12	8.52	1.33	1.33	0.19	36,483	154
11/30/2020	20.41	57.25	1.36	1.36	0.56	25,311	138
11/30/2019	14.08	15.37	1.36	1.36	1.28	10,420	161
11/30/2018	13.11	0.65	1.34	1.34	0.94	8,548	213
Class R4
11/30/2022	12.64	(21.54)	1.12	1.12	1.40	609	165
11/30/2021	19.24	8.80	1.08	1.08	0.44	919	154
11/30/2020	20.52	57.67	1.13	1.13	0.86	418	138
11/30/2019	14.14	15.68	1.11	1.11	1.53	88	161
11/30/2018	13.16	0.88	1.09	1.09	1.17	64	213
Class R5
11/30/2022	12.76	(21.32)	0.86	0.87	1.70	1,578	165
11/30/2021	19.39	9.08	0.83	0.83	0.69	1,905	154
11/30/2020	20.65	58.01	0.86	0.86	1.05	1,314	138
11/30/2019	14.23	16.03	0.86	0.87	1.70	843	161
11/30/2018	13.24	1.10	0.83	0.83	1.43	150	213
Class R6
11/30/2022	12.81	(21.26)	0.79	0.80	1.75	16,269	165
11/30/2021	19.44	9.12	0.75	0.75	0.79	22,182	154
11/30/2020	20.69	58.08	0.80	0.80	1.11	5,665	138
11/30/2019	14.25	16.01	0.83	0.83	1.77	5,198	161
11/30/2018	13.25	1.20	0.81	0.81	1.39	4,558	213

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$11.14	$0.21	$(1.70)	$(1.49)	$(0.27)	$(0.04)	$(0.31)
11/30/2021	11.69	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.19	0.62	0.81	(0.22)	–	(0.22)
11/30/2019	10.38	0.25	0.76	1.01	(0.29)	–	(0.29)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
Class C
11/30/2022	11.08	0.15	(1.69)	(1.54)	(0.20)	(0.04)	(0.24)
11/30/2021	11.63	0.04	(0.15)	(0.11)	(0.07)	(0.37)	(0.44)
11/30/2020	11.05	0.12	0.61	0.73	(0.15)	–	(0.15)
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
11/30/2018	10.82	0.18	(0.41)	(0.23)	(0.25)	–	(0.25)
Class F
11/30/2022	11.13	0.19	(1.66)	(1.47)	(0.28)	(0.04)	(0.32)
11/30/2021	11.68	0.12	(0.15)	(0.03)	(0.15)	(0.37)	(0.52)
11/30/2020	11.10	0.19	0.62	0.81	(0.23)	–	(0.23)
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
11/30/2018	10.87	0.26	(0.43)	(0.17)	(0.32)	–	(0.32)
Class F3
11/30/2022	11.13	0.24	(1.70)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.14	(0.16)	(0.02)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.87	0.28	(0.43)	(0.15)	(0.34)	–	(0.34)
Class I
11/30/2022	11.13	0.26	(1.73)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.62	0.83	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
Class R2
11/30/2022	11.14	0.17	(1.70)	(1.53)	(0.23)	(0.04)	(0.27)
11/30/2021	11.69	0.07	(0.15)	(0.08)	(0.10)	(0.37)	(0.47)
11/30/2020	11.10	0.14	0.63	0.77	(0.18)	–	(0.18)
11/30/2019	10.38	0.21	0.75	0.96	(0.24)	–	(0.24)
11/30/2018	10.87	0.21	(0.43)	(0.22)	(0.27)	–	(0.27)

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$9.34	(13.54)	0.57	0.57	2.14	$476,618	541
11/30/2021	11.14	(0.30)	0.58	0.58	1.01	646,894	492
11/30/2020	11.69	7.40	0.60	0.60	1.63	677,401	589
11/30/2019	11.10	9.79	0.64	0.64	2.30	492,702	836
11/30/2018	10.38	(1.64)	0.62	0.69	2.36	405,998	615
Class C
11/30/2022	9.30	(13.97)	1.19	1.19	1.50	19,226	541
11/30/2021	11.08	(0.96)	1.22	1.22	0.38	29,523	492
11/30/2020	11.63	6.66	1.22	1.22	1.01	49,939	589
11/30/2019	11.05	9.05	1.25	1.25	1.70	42,376	836
11/30/2018	10.34	(2.18)	1.25	1.32	1.72	41,820	615
Class F
11/30/2022	9.34	(13.37)	0.48	0.48	1.89	81,612	541
11/30/2021	11.13	(0.21)	0.48	0.48	1.11	342,050	492
11/30/2020	11.68	7.41	0.49	0.49	1.70	371,706	589
11/30/2019	11.10	9.89	0.54	0.54	2.37	214,720	836
11/30/2018	10.38	(1.54)	0.52	0.60	2.43	128,716	615
Class F3
11/30/2022	9.34	(13.23)	0.31	0.31	2.43	362,923	541
11/30/2021	11.13	(0.12)	0.30	0.30	1.28	442,421	492
11/30/2020	11.69	7.69	0.32	0.32	1.90	399,915	589
11/30/2019	11.10	10.09	0.35	0.35	2.58	307,972	836
11/30/2018	10.38	(1.38)	0.34	0.41	2.63	237,638	615
Class I
11/30/2022	9.33	(13.34)	0.33	0.37	2.68	1,165,866	541
11/30/2021	11.13	(0.07)	0.34	0.38	1.25	534,313	492
11/30/2020	11.68	7.56	0.35	0.39	1.87	493,395	589
11/30/2019	11.10	10.04	0.40	0.44	2.50	364,812	836
11/30/2018	10.38	(1.33)	0.39	0.48	2.60	194,836	615
Class R2
11/30/2022	9.34	(13.88)	0.97	0.98	1.65	368	541
11/30/2021	11.14	(0.70)	0.98	0.98	0.60	850	492
11/30/2020	11.69	6.97	1.00	1.00	1.26	445	589
11/30/2019	11.10	9.35	1.04	1.04	1.93	532	836
11/30/2018	10.38	(2.03)	1.02	1.10	1.95	632	615

PROSPECTUS – THE FUNDS

C ORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$11.14	$0.18	$(1.70)	$(1.52)	$(0.24)	$(0.04)	$(0.28)
11/30/2021	11.69	0.08	(0.15)	(0.07)	(0.11)	(0.37)	(0.48)
11/30/2020	11.10	0.15	0.63	0.78	(0.19)	–	(0.19)
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
11/30/2018	10.87	0.22	(0.43)	(0.21)	(0.28)	–	(0.28)
Class R4
11/30/2022	11.13	0.21	(1.70)	(1.49)	(0.26)	(0.04)	(0.30)
11/30/2021	11.68	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.18	0.62	0.80	(0.22)	–	(0.22)
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
Class R5
11/30/2022	11.14	0.25	(1.72)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.13	(0.14)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.63	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.87	0.27	(0.43)	(0.16)	(0.33)	–	(0.33)
Class R6
11/30/2022	11.13	0.25	(1.71)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.26)	–	(0.26)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

C ORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	$9.34	(13.80)	0.87	0.88	1.79	$5,914	541
11/30/2021	11.14	(0.60)	0.88	0.88	0.71	9,264	492
11/30/2020	11.69	7.08	0.90	0.90	1.35	11,473	589
11/30/2019	11.10	9.46	0.94	0.94	2.02	11,736	836
11/30/2018	10.38	(1.94)	0.92	0.99	2.05	11,965	615
Class R4
11/30/2022	9.34	(13.50)	0.62	0.62	2.10	8,047	541
11/30/2021	11.13	(0.36)	0.63	0.63	0.96	10,587	492
11/30/2020	11.68	7.26	0.65	0.65	1.58	10,750	589
11/30/2019	11.10	9.73	0.69	0.69	2.25	7,553	836
11/30/2018	10.38	(1.69)	0.67	0.73	2.34	8,196	615
Class R5
11/30/2022	9.34	(13.36)	0.37	0.37	2.51	1,782	541
11/30/2021	11.14	(0.10)	0.38	0.38	1.20	1,443	492
11/30/2020	11.69	7.61	0.40	0.40	1.86	1,053	589
11/30/2019	11.10	10.01	0.44	0.44	2.50	1,370	836
11/30/2018	10.38	(1.44)	0.42	0.48	2.58	811	615
Class R6
11/30/2022	9.34	(13.32)	0.31	0.31	2.52	36,072	541
11/30/2021	11.13	(0.03)	0.30	0.30	1.29	30,405	492
11/30/2020	11.68	7.60	0.32	0.32	1.95	32,940	589
11/30/2019	11.10	10.10	0.35	0.35	2.60	42,495	836
11/30/2018	10.38	(1.28)	0.34	0.41	2.65	42,302	615

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$15.38	$0.40	$(2.44)	$(2.04)	$(0.46)	$(0.01)	$(0.47)
11/30/2021	15.78	0.33	(0.14)	0.19	(0.42)	(0.17)	(0.59)
11/30/2020	15.39	0.38	0.61	0.99	(0.50)	(0.10)	(0.60)
11/30/2019	14.41	0.42	1.06	1.48	(0.50)	–	(0.50)
11/30/2018	15.14	0.47	(0.64)	(0.17)	(0.56)	–	(0.56)
Class C
11/30/2022	15.38	0.31	(2.44)	(2.13)	(0.37)	(0.01)	(0.38)
11/30/2021	15.78	0.23	(0.14)	0.09	(0.32)	(0.17)	(0.49)
11/30/2020	15.39	0.27	0.61	0.88	(0.39)	(0.10)	(0.49)
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
11/30/2018	15.15	0.37	(0.64)	(0.27)	(0.46)	–	(0.46)
Class F
11/30/2022	15.36	0.39	(2.40)	(2.01)	(0.48)	(0.01)	(0.49)
11/30/2021	15.76	0.34	(0.14)	0.20	(0.43)	(0.17)	(0.60)
11/30/2020	15.38	0.39	0.60	0.99	(0.51)	(0.10)	(0.61)
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
11/30/2018	15.14	0.48	(0.64)	(0.16)	(0.57)	–	(0.57)
Class F3
11/30/2022	15.37	0.44	(2.42)	(1.98)	(0.51)	(0.01)	(0.52)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.46)	(0.17)	(0.63)
11/30/2020	15.40	0.42	0.59	1.01	(0.54)	(0.10)	(0.64)
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.15	0.52	(0.65)	(0.13)	(0.60)	–	(0.60)
Class I
11/30/2022	15.37	0.47	(2.48)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.37	(0.15)	0.22	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
Class R3
11/30/2022	15.37	0.36	(2.44)	(2.08)	(0.42)	(0.01)	(0.43)
11/30/2021	15.77	0.28	(0.14)	0.14	(0.37)	(0.17)	(0.54)
11/30/2020	15.39	0.34	0.59	0.93	(0.45)	(0.10)	(0.55)
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)
11/30/2018	15.13	0.43	(0.64)	(0.21)	(0.51)	–	(0.51)

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$12.87	(13.38)	0.68	0.69	2.93	$92,635	407
11/30/2021	15.38	1.23	0.68	0.73	2.12	76,162	258
11/30/2020	15.78	6.57	0.68	0.80	2.46	57,837	443
11/30/2019	15.39	10.39	0.68	1.12	2.74	24,429	598
11/30/2018	14.41	(1.16)	0.68	2.45	3.18	6,283	468
Class C
11/30/2022	12.87	(13.94)	1.33	1.34	2.23	5,380	407
11/30/2021	15.38	0.57	1.33	1.38	1.50	5,550	258
11/30/2020	15.78	5.83	1.38	1.50	1.77	5,846	443
11/30/2019	15.39	9.63	1.32	1.70	2.03	3,992	598
11/30/2018	14.42	(1.83)	1.36	3.12	2.51	603	468
Class F
11/30/2022	12.86	(13.25)	0.58	0.59	2.78	111,760	407
11/30/2021	15.36	1.32	0.58	0.62	2.18	274,812	258
11/30/2020	15.76	6.61	0.58	0.70	2.56	181,474	443
11/30/2019	15.38	10.41	0.58	0.89	2.71	157,901	598
11/30/2018	14.41	(1.07)	0.58	2.35	3.28	5,774	468
Class F3
11/30/2022	12.87	(13.06)	0.39	0.40	3.22	47,207	407
11/30/2021	15.37	1.51	0.38	0.43	2.32	34,554	258
11/30/2020	15.77	6.69	0.39	0.50	2.74	8,558	443
11/30/2019	15.40	10.63	0.46	0.98	3.11	11	598
11/30/2018	14.42	(0.83)	0.43	2.12	3.46	10	468
Class I
11/30/2022	12.86	(13.21)	0.48	0.48	3.58	411,464	407
11/30/2021	15.37	1.42	0.48	0.54	2.40	13,423	258
11/30/2020	15.77	6.71	0.48	0.61	2.66	35,271	443
11/30/2019	15.39	10.61	0.47	0.70	2.62	13,782	598
11/30/2018	14.41	(0.95)	0.47	2.25	3.40	108	468
Class R3
11/30/2022	12.86	(13.64)	0.98	0.99	2.60	155	407
11/30/2021	15.37	0.93	0.98	1.03	1.84	159	258
11/30/2020	15.77	6.19	0.98	1.09	2.19	124	443
11/30/2019	15.39	10.09	0.95	1.47	2.43	188	598
11/30/2018	14.41	(1.45)	0.97	2.75	2.88	27	468

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2022	$15.37	$0.38	$(2.41)	$(2.03)	$(0.46)	$(0.01)	$(0.47)
11/30/2021	15.77	0.32	(0.14)	0.18	(0.41)	(0.17)	(0.58)
11/30/2020	15.39	0.37	0.60	0.97	(0.49)	(0.10)	(0.59)
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
11/30/2018	15.14	0.46	(0.64)	(0.18)	(0.55)	–	(0.55)
Class R5
11/30/2022	15.38	0.43	(2.44)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
Class R6
11/30/2022	15.38	0.46	(2.46)	(2.00)	(0.50)	(0.01)	(0.51)
11/30/2021	15.78	0.38	(0.14)	0.24	(0.47)	(0.17)	(0.64)
11/30/2020	15.39	0.43	0.60	1.03	(0.54)	(0.10)	(0.64)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2022	$12.87	(13.36)	0.73	0.74	2.76	$295	407
11/30/2021	15.37	1.18	0.73	0.77	2.06	379	258
11/30/2020	15.77	6.45	0.73	0.86	2.39	266	443
11/30/2019	15.39	10.35	0.73	1.31	2.84	30	598
11/30/2018	14.41	(1.21)	0.72	2.50	3.13	27	468
Class R5
11/30/2022	12.87	(13.19)	0.46	0.46	3.09	10	407
11/30/2021	15.38	1.49	0.48	0.50	2.35	11	258
11/30/2020	15.77	6.72	0.48	0.57	2.69	12	443
11/30/2019	15.39	10.63	0.48	1.06	3.10	30	598
11/30/2018	14.41	(0.97)	0.47	2.25	3.38	27	468
Class R6
11/30/2022	12.87	(13.12)	0.39	0.40	3.42	3,380	407
11/30/2021	15.38	1.53	0.38	0.44	2.44	1,061	258
11/30/2020	15.78	6.86	0.39	0.51	2.78	918	443
11/30/2019	15.39	10.65	0.46	1.00	3.11	30	598
11/30/2018	14.41	(0.93)	0.44	2.24	3.42	27	468

PROSPECTUS – THE FUNDS

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$10.39	$0.24	$(1.88)	$(1.64)	$(0.31)	$(0.18)	$(0.49)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.26	0.64	0.90	(0.35)	–	(0.35)
11/30/2019	9.32	0.31	0.99	1.30	(0.39)	–	(0.39)
11/30/2018	10.06	0.31	(0.64)	(0.33)	(0.40)	(0.01)	(0.41)
Class C
11/30/2022	10.38	0.18	(1.87)	(1.69)	(0.25)	(0.18)	(0.43)
11/30/2021	10.77	0.15	(0.12)	0.03	(0.24)	(0.18)	(0.42)
11/30/2020	10.23	0.20	0.62	0.82	(0.28)	–	(0.28)
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
11/30/2018	10.06	0.23	(0.63)	(0.40)	(0.33)	(0.01)	(0.34)
Class F
11/30/2022	10.40	0.24	(1.86)	(1.62)	(0.32)	(0.18)	(0.50)
11/30/2021	10.79	0.23	(0.12)	0.11	(0.32)	(0.18)	(0.50)
11/30/2020	10.25	0.27	0.63	0.90	(0.36)	–	(0.36)
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
11/30/2018	10.08	0.31	(0.63)	(0.32)	(0.41)	(0.01)	(0.42)
Class F3
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
Class I
11/30/2022	10.38	0.26	(1.87)	(1.61)	(0.33)	(0.18)	(0.51)
11/30/2021	10.77	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.23	0.30	0.61	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
11/30/2018	10.06	0.32	(0.63)	(0.31)	(0.42)	(0.01)	(0.43)
Class R2
11/30/2022	10.39	0.20	(1.88)	(1.68)	(0.27)	(0.18)	(0.45)
11/30/2021	10.77	0.18	(0.11)	0.07	(0.27)	(0.18)	(0.45)
11/30/2020	10.23	0.23	0.62	0.85	(0.31)	–	(0.31)
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)
11/30/2018	10.06	0.27	(0.64)	(0.37)	(0.36)	(0.01)	(0.37)

PROSPECTUS – THE FUNDS

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$8.26	(16.19)	0.68	3.85	2.63	$1,521	115
11/30/2021	10.39	0.95	0.68	2.67	2.06	2,547	111
11/30/2020	10.78	8.95	0.68	3.24	2.53	2,157	119
11/30/2019	10.23	14.12	0.68	4.25	3.12	769	54
11/30/2018	9.32	(3.36)	0.68	4.54	3.17	368	109
Class C
11/30/2022	8.26	(16.64)	1.32	4.51	2.03	1,035	115
11/30/2021	10.38	0.29	1.35	3.35	1.43	547	111
11/30/2020	10.77	8.12	1.36	4.13	1.96	791	119
11/30/2019	10.23	13.38	1.33	4.78	2.43	597	54
11/30/2018	9.32	(4.07)	1.43	5.17	2.39	71	109
Class F
11/30/2022	8.28	(15.98)	0.58	3.68	2.66	1,181	115
11/30/2021	10.40	1.06	0.58	2.58	2.17	4,660	111
11/30/2020	10.79	8.95	0.58	3.17	2.64	3,991	119
11/30/2019	10.25	14.20	0.58	4.20	3.22	2,764	54
11/30/2018	9.34	(3.26)	0.58	4.20	3.21	1,501	109
Class F3
11/30/2022	8.26	(15.99)	0.44	3.60	2.92	1,368	115
11/30/2021	10.39	1.20	0.44	2.45	2.32	1,770	111
11/30/2020	10.78	9.22	0.45	3.21	2.88	1,837	119
11/30/2019	10.23	14.42	0.41	4.15	3.42	1,718	54
11/30/2018	9.32	(3.07)	0.37	4.28	3.46	1,501	109
Class I
11/30/2022	8.26	(15.94)	0.48	3.70	2.88	98	115
11/30/2021	10.38	1.16	0.48	2.48	2.28	146	111
11/30/2020	10.77	9.08	0.48	3.33	2.88	134	119
11/30/2019	10.23	14.34	0.48	4.17	3.35	171	54
11/30/2018	9.32	(3.19)	0.48	4.16	3.30	144	109
Class R2
11/30/2022	8.26	(16.52)	1.08	4.29	2.28	23	115
11/30/2021	10.39	0.65	1.08	3.08	1.68	29	111
11/30/2020	10.77	8.43	1.08	3.84	2.24	30	119
11/30/2019	10.23	13.66	1.08	4.78	2.74	28	54
11/30/2018	9.32	(3.75)	1.08	4.92	2.76	25	109

PROSPECTUS – THE FUNDS

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$10.38	$0.22	$(1.88)	$(1.66)	$(0.28)	$(0.18)	$(0.46)
11/30/2021	10.77	0.19	(0.12)	0.07	(0.28)	(0.18)	(0.46)
11/30/2020	10.23	0.24	0.62	0.86	(0.32)	–	(0.32)
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
11/30/2018	10.06	0.28	(0.64)	(0.36)	(0.37)	(0.01)	(0.38)
Class R4
11/30/2022	10.39	0.23	(1.88)	(1.65)	(0.30)	(0.18)	(0.48)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.27	0.62	0.89	(0.34)	–	(0.34)
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
11/30/2018	10.06	0.30	(0.63)	(0.33)	(0.40)	(0.01)	(0.41)
Class R5
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.24	0.29	0.62	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.99	1.32	(0.40)	–	(0.40)
11/30/2018	10.06	0.33	(0.64)	(0.31)	(0.42)	(0.01)	(0.43)
Class R6
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	$8.26	(16.36)	0.98	4.30	2.47	$88	115
11/30/2021	10.38	0.65	0.98	2.98	1.78	69	111
11/30/2020	10.77	8.54	0.98	3.75	2.34	59	119
11/30/2019	10.23	13.77	0.98	4.68	2.85	54	54
11/30/2018	9.32	(3.65)	0.98	4.87	2.87	47	109
Class R4
11/30/2022	8.26	(16.23)	0.73	3.95	2.62	23	115
11/30/2021	10.39	0.91	0.73	2.73	2.04	29	111
11/30/2020	10.78	8.91	0.73	3.49	2.59	30	119
11/30/2019	10.23	14.06	0.73	4.42	3.09	28	54
11/30/2018	9.32	(3.41)	0.73	4.56	3.11	25	109
Class R5
11/30/2022	8.26	(16.02)	0.48	3.69	2.87	23	115
11/30/2021	10.39	1.16	0.48	2.48	2.28	29	111
11/30/2020	10.78	9.07	0.48	3.25	2.84	31	119
11/30/2019	10.24	14.45	0.48	4.17	3.34	29	54
11/30/2018	9.32	(3.17)	0.48	4.32	3.36	25	109
Class R6
11/30/2022	8.26	(15.99)	0.44	3.61	2.92	1,400	115
11/30/2021	10.39	1.20	0.44	2.45	2.32	1,804	111
11/30/2020	10.78	9.22	0.45	3.21	2.88	1,864	119
11/30/2019	10.23	14.42	0.41	4.15	3.42	1,718	54
11/30/2018	9.32	(3.07)	0.37	4.28	3.46	1,501	109

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2022	$8.37	$0.37	$(0.48)	$(0.11)	$(0.37)	$–	$(0.37)
11/30/2021	8.20	0.33	0.16	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.53)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.46	(0.21)	0.25	(0.46)	–	(0.46)
Class C
11/30/2022	8.37	0.32	(0.48)	(0.16)	(0.32)	–	(0.32)
11/30/2021	8.20	0.27	0.17	0.44	(0.27)	–	(0.27)
11/30/2020	8.74	0.33	(0.54)	(0.21)	(0.27)	(0.06)	(0.33)
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	–	(0.44)
11/30/2018	9.18	0.40	(0.20)	0.20	(0.40)	–	(0.40)
Class F
11/30/2022	8.36	0.35	(0.45)	(0.10)	(0.38)	–	(0.38)
11/30/2021	8.19	0.33	0.17	0.50	(0.33)	–	(0.33)
11/30/2020	8.72	0.39	(0.54)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	–	(0.50)
11/30/2018	9.17	0.47	(0.21)	0.26	(0.47)	–	(0.47)
Class F3
11/30/2022	8.38	0.40	(0.49)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.35	0.17	0.52	(0.35)	–	(0.35)
11/30/2020	8.75	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
Class I
11/30/2022	8.37	0.41	(0.50)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.74	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.18	0.48	(0.21)	0.27	(0.48)	–	(0.48)
Class R2
11/30/2022	8.38	0.35	(0.49)	(0.14)	(0.34)	–	(0.34)
11/30/2021	8.20	0.29	0.18	0.47	(0.29)	–	(0.29)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	–	(0.46)
11/30/2018	9.19	0.43	(0.22)	0.21	(0.42)	–	(0.42)
PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$7.89	(1.31)	0.80	0.80	4.60	$1,882,335	85
11/30/2021	8.37	6.07	0.79	0.79	3.87	1,981,600	87
11/30/2020	8.20	(1.58)	0.80	0.80	4.65	1,790,285	92
11/30/2019	8.73	2.90	0.81	0.81	5.56	2,462,684	58
11/30/2018	8.97	2.74	0.79	0.79	5.05	3,653,385	68
Class C
11/30/2022	7.89	(1.93)	1.43	1.43	3.96	441,112	85
11/30/2021	8.37	5.42	1.41	1.41	3.26	499,850	87
11/30/2020	8.20	(2.31)	1.42	1.42	4.08	616,741	92
11/30/2019	8.74	2.37	1.45	1.45	4.93	1,141,085	58
11/30/2018	8.98	2.10	1.43	1.43	4.42	1,627,126	68
Class F
11/30/2022	7.88	(1.22)	0.69	0.69	4.24	869,845	85
11/30/2021	8.36	6.17	0.69	0.69	3.96	2,999,065	87
11/30/2020	8.19	(1.50)	0.70	0.70	4.79	2,231,780	92
11/30/2019	8.72	3.00	0.71	0.71	5.65	4,007,181	58
11/30/2018	8.96	2.84	0.69	0.69	5.17	6,725,819	68
Class F3
11/30/2022	7.90	(1.04)	0.53	0.53	4.95	178,268	85
11/30/2021	8.38	6.34	0.53	0.53	4.12	137,808	87
11/30/2020	8.21	(1.32)	0.54	0.54	4.92	91,251	92
11/30/2019	8.75	3.17	0.54	0.54	5.83	147,359	58
11/30/2018	8.98	3.00	0.53	0.53	5.29	277,822	68
Class I
11/30/2022	7.89	(1.11)	0.60	0.60	5.05	2,954,554	85
11/30/2021	8.37	6.28	0.59	0.59	4.06	1,133,927	87
11/30/2020	8.20	(1.50)	0.60	0.60	4.92	855,140	92
11/30/2019	8.74	3.22	0.61	0.61	5.75	1,475,395	58
11/30/2018	8.97	2.94	0.59	0.59	5.27	2,462,923	68
Class R2
11/30/2022	7.90	(1.70)	1.20	1.20	4.28	1,086	85
11/30/2021	8.38	5.78	1.19	1.19	3.48	965	87
11/30/2020	8.20	(2.09)	1.20	1.20	4.26	1,026	92
11/30/2019	8.74	2.50	1.21	1.21	5.16	1,471	58
11/30/2018	8.98	2.35	1.19	1.19	4.68	1,579	68

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R3
11/30/2022	$8.37	$0.36	$(0.49)	$(0.13)	$(0.35)	$–	$(0.35)
11/30/2021	8.20	0.30	0.17	0.47	(0.30)	–	(0.30)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.97	0.47	(0.23)	0.24	(0.47)	–	(0.47)
11/30/2018	9.18	0.44	(0.22)	0.22	(0.43)	–	(0.43)
Class R4
11/30/2022	8.37	0.36	(0.47)	(0.11)	(0.37)	–	(0.37)
11/30/2021	8.20	0.32	0.17	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.54)	(0.16)	(0.31)	(0.06)	(0.37)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.47	(0.22)	0.25	(0.46)	–	(0.46)
Class R5
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.75	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.19	0.51	(0.24)	0.27	(0.48)	–	(0.48)
Class R6
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.35	0.18	0.53	(0.35)	–	(0.35)
11/30/2020	8.74	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	$7.89	(1.60)	1.10	1.10	4.48	$76,898	85
11/30/2021	8.37	5.76	1.09	1.09	3.58	51,915	87
11/30/2020	8.20	(1.99)	1.10	1.10	4.35	43,458	92
11/30/2019	8.74	2.71	1.12	1.12	5.26	52,957	58
11/30/2018	8.97	2.45	1.09	1.09	4.78	52,978	68
Class R4
11/30/2022	7.89	(1.36)	0.84	0.84	4.36	1,746	85
11/30/2021	8.37	6.02	0.84	0.84	3.83	2,680	87
11/30/2020	8.20	(1.63)	0.85	0.85	4.64	2,953	92
11/30/2019	8.73	2.85	0.86	0.86	5.54	5,240	58
11/30/2018	8.97	2.70	0.85	0.85	5.16	21,747	68
Class R5
11/30/2022	7.90	(1.11)	0.60	0.60	4.73	2,123	85
11/30/2021	8.38	6.28	0.59	0.59	4.08	2,975	87
11/30/2020	8.21	(1.49)	0.60	0.60	4.93	5,019	92
11/30/2019	8.75	3.23	0.62	0.62	5.79	6,661	58
11/30/2018	8.98	2.96	0.60	0.60	5.62	44,385	68
Class R6
11/30/2022	7.90	(1.04)	0.53	0.53	4.83	71,452	85
11/30/2021	8.38	6.48	0.53	0.53	4.15	95,334	87
11/30/2020	8.20	(1.44)	0.54	0.54	4.89	124,190	92
11/30/2019	8.74	3.16	0.55	0.55	5.77	109,741	58
11/30/2018	8.98	3.01	0.53	0.53	5.35	63,275	68

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2022	$7.43	$0.35	$(1.20)		$(0.85)	$(0.37)	$(0.01)	$(0.38)
11/30/2021	7.30	0.35	0.14		0.49	(0.36)	–	(0.36)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.13	0.40	0.25		0.65	(0.41)	–	(0.41)
11/30/2018	7.71	0.41	(0.56)		(0.15)	(0.43)	–	(0.43)
Class C
11/30/2022	7.39	0.31	(1.19)		(0.88)	(0.33)	(0.01)	(0.34)
11/30/2021	7.27	0.30	0.13		0.43	(0.31)	–	(0.31)
11/30/2020	7.33	0.32	(0.04	)(c)	0.28	(0.34)	–	(0.34)
11/30/2019	7.09	0.35	0.26		0.61	(0.37)	–	(0.37)
11/30/2018	7.67	0.36	(0.56)		(0.20)	(0.38)	–	(0.38)
Class F
11/30/2022	7.42	0.36	(1.20)		(0.84)	(0.38)	(0.01)	(0.39)
11/30/2021	7.30	0.35	0.14		0.49	(0.37)	–	(0.37)
11/30/2020	7.36	0.37	(0.04	)(c)	0.33	(0.39)	–	(0.39)
11/30/2019	7.12	0.40	0.26		0.66	(0.42)	–	(0.42)
11/30/2018	7.70	0.42	(0.56)		(0.14)	(0.44)	–	(0.44)
Class F3
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.37	(0.03	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	–	(0.46)
Class I
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.36	0.14		0.50	(0.38)	–	(0.38)
11/30/2020	7.40	0.37	(0.03	)(c)	0.34	(0.40)	–	(0.40)
11/30/2019	7.16	0.41	0.26		0.67	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.56)		(0.13)	(0.45)	–	(0.45)

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

		Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$6.20	(11.62)	0.89	0.90	5.24	$799,529	106
11/30/2021	7.43	6.74	0.88	0.88	4.59	1,089,069	113
11/30/2020	7.30	4.65	0.90	0.90	5.15	1,134,235	126
11/30/2019	7.37	9.37	0.91	0.91	5.42	1,218,731	86
11/30/2018	7.13	(2.03)	0.90	0.90	5.48	1,126,386	107
Class C
11/30/2022	6.17	(12.12)	1.52	1.52	4.61	166,372	106
11/30/2021	7.39	5.94	1.50	1.50	3.96	258,441	113
11/30/2020	7.27	4.14	1.53	1.53	4.55	287,145	126
11/30/2019	7.33	8.72	1.53	1.53	4.81	376,682	86
11/30/2018	7.09	(2.70)	1.55	1.55	4.84	410,469	107
Class F
11/30/2022	6.19	(11.56)	0.79	0.80	5.22	456,720	106
11/30/2021	7.42	6.70	0.77	0.77	4.68	2,239,174	113
11/30/2020	7.30	4.89	0.80	0.80	5.24	2,097,727	126
11/30/2019	7.36	9.48	0.81	0.81	5.52	2,144,680	86
11/30/2018	7.12	(1.95)	0.80	0.80	5.58	2,082,549	107
Class F3
11/30/2022	6.23	(11.29)	0.60	0.60	5.54	558,736	106
11/30/2021	7.46	6.90	0.59	0.59	4.88	737,768	113
11/30/2020	7.34	4.97	0.60	0.60	5.31	1,984,689	126
11/30/2019	7.41	9.82	0.62	0.62	5.72	555,795	86
11/30/2018	7.16	(1.85)	0.60	0.60	5.77	507,646	107
Class I
11/30/2022	6.23	(11.37)	0.69	0.70	5.46	1,753,902	106
11/30/2021	7.46	6.80	0.67	0.67	4.78	1,759,013	113
11/30/2020	7.34	5.00	0.70	0.70	5.30	1,664,193	126
11/30/2019	7.40	9.57	0.71	0.71	5.61	1,610,253	86
11/30/2018	7.16	(1.82)	0.70	0.70	5.66	1,412,203	107

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R2
11/30/2022	$7.47	$0.33	$(1.20)		$(0.87)	$(0.35)	$(0.01)	$(0.36)
11/30/2021	7.35	0.32	0.13		0.45	(0.33)	–	(0.33)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.37	0.26		0.63	(0.39)	–	(0.39)
11/30/2018	7.76	0.38	(0.57)		(0.19)	(0.40)	–	(0.40)
Class R3
11/30/2022	7.47	0.33	(1.20)		(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.14		0.46	(0.34)	–	(0.34)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.38	0.25		0.63	(0.39)	–	(0.39)
11/30/2018	7.75	0.39	(0.56)		(0.17)	(0.41)	–	(0.41)
Class R4
11/30/2022	7.43	0.35	(1.20)		(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.34	0.14		0.48	(0.35)	–	(0.35)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.12	0.39	0.27		0.66	(0.41)	–	(0.41)
11/30/2018	7.71	0.41	(0.57)		(0.16)	(0.43)	–	(0.43)
Class R5
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.33	0.36	0.15		0.51	(0.38)	–	(0.38)
11/30/2020	7.40	0.38	(0.05	)(c)	0.33	(0.40)	–	(0.40)
11/30/2019	7.15	0.41	0.27		0.68	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.57)		(0.14)	(0.45)	–	(0.45)
Class R6
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.38	(0.04	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	–	(0.46)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R2
11/30/2022	$6.24	(11.88)	1.29	1.30	4.85	$4,736	106
11/30/2021	7.47	6.17	1.27	1.28	4.19	6,381	113
11/30/2020	7.35	4.39	1.31	1.31	4.81	6,662	126
11/30/2019	7.41	8.93	1.30	1.30	5.05	11,284	86
11/30/2018	7.17	(2.50)	1.29	1.29	5.10	14,435	107
Class R3
11/30/2022	6.24	(11.80)	1.19	1.20	4.94	85,877	106
11/30/2021	7.47	6.27	1.17	1.18	4.29	113,623	113
11/30/2020	7.35	4.49	1.20	1.20	4.87	114,737	126
11/30/2019	7.41	9.03	1.21	1.21	5.14	117,517	86
11/30/2018	7.17	(2.28)	1.20	1.20	5.20	107,532	107
Class R4
11/30/2022	6.20	(11.67)	0.94	0.95	5.20	76,122	106
11/30/2021	7.43	6.69	0.92	0.93	4.54	96,477	113
11/30/2020	7.30	4.61	0.95	0.95	5.11	113,046	126
11/30/2019	7.37	9.48	0.96	0.96	5.38	109,351	86
11/30/2018	7.12	(2.21)	0.95	0.95	5.45	91,526	107
Class R5
11/30/2022	6.23	(11.52)	0.69	0.70	5.45	213,656	106
11/30/2021	7.46	6.95	0.67	0.68	4.80	267,722	113
11/30/2020	7.33	4.87	0.70	0.70	5.37	256,527	126
11/30/2019	7.40	9.73	0.71	0.71	5.64	289,988	86
11/30/2018	7.15	(1.94)	0.70	0.70	5.70	266,231	107
Class R6
11/30/2022	6.23	(11.29)	0.60	0.60	5.55	581,901	106
11/30/2021	7.46	6.90	0.58	0.59	4.88	700,615	113
11/30/2020	7.34	4.97	0.61	0.61	5.45	643,491	126
11/30/2019	7.41	9.82	0.62	0.62	5.71	620,871	86
11/30/2018	7.16	(1.84)	0.60	0.61	5.78	451,009	107

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$2.99	$0.09	$(0.53)	$(0.44)	$(0.10)	$(0.05)	$(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.13	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
Class C
11/30/2022	3.00	0.07	(0.53)	(0.46)	(0.08)	(0.05)	(0.13)
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	–	(0.07)
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	–	(0.09)
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	–	(0.10)
11/30/2018	2.87	0.08	(0.16)	(0.08)	(0.10)	–	(0.10)
Class F
11/30/2022	2.99	0.08	(0.52)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class F3
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class I
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class R2
11/30/2022	3.01	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.03	0.06	–	0.06	(0.08)	–	(0.08)
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	–	(0.10)
11/30/2018	2.88	0.09	(0.17)	(0.08)	(0.10)	–	(0.10)

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$2.40	(15.22)	0.74	0.75	3.29	$967,719	158
11/30/2021	2.99	2.38	0.73	0.73	2.53	1,275,012	112
11/30/2020	3.01	7.65	0.76	0.76	3.11	1,229,762	112
11/30/2019	2.90	13.02	0.77	0.77	3.53	1,054,889	108
11/30/2018	2.67	(2.78)	0.77	0.81	3.46	836,525	117
Class C
11/30/2022	2.41	(15.68)	1.37	1.37	2.61	45,245	158
11/30/2021	3.00	1.74	1.36	1.36	1.90	81,240	112
11/30/2020	3.02	6.60	1.38	1.38	2.53	107,888	112
11/30/2019	2.92	12.26	1.38	1.38	2.93	162,000	108
11/30/2018	2.69	(3.00)	1.39	1.43	2.82	166,762	117
Class F
11/30/2022	2.40	(15.14)	0.64	0.64	3.08	111,920	158
11/30/2021	2.99	2.48	0.63	0.63	2.62	570,553	112
11/30/2020	3.01	7.38	0.66	0.66	3.20	570,685	112
11/30/2019	2.91	13.09	0.67	0.67	3.61	591,492	108
11/30/2018	2.67	(2.33)	0.67	0.71	3.55	434,593	117
Class F3
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	849,235	158
11/30/2021	2.99	2.66	0.45	0.45	2.79	985,589	112
11/30/2020	3.01	7.95	0.47	0.47	3.38	722,882	112
11/30/2019	2.90	13.33	0.49	0.49	3.79	586,822	108
11/30/2018	2.67	(2.51)	0.47	0.51	3.75	394,646	117
Class I
11/30/2022	2.40	(15.05)	0.54	0.55	3.72	429,047	158
11/30/2021	2.99	2.58	0.53	0.53	2.73	135,925	112
11/30/2020	3.01	7.49	0.56	0.56	3.33	155,970	112
11/30/2019	2.91	13.63	0.57	0.57	3.73	184,515	108
11/30/2018	2.67	(2.59)	0.57	0.60	3.66	165,736	117
Class R2
11/30/2022	2.42	(15.43)	1.14	1.15	2.90	1,107	158
11/30/2021	3.01	1.98	1.13	1.13	2.14	1,350	112
11/30/2020	3.03	6.83	1.16	1.16	2.73	1,730	112
11/30/2019	2.93	12.47	1.17	1.17	3.17	1,285	108
11/30/2018	2.70	(2.76)	1.17	1.21	3.05	1,667	117

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$3.00	$0.08	$(0.53)	$(0.45)	$(0.09)	$(0.05)	$(0.14)
11/30/2021	3.02	0.07	(0.01)	0.06	(0.08)	–	(0.08)
11/30/2020	2.91	0.08	0.13	0.21	(0.10)	–	(0.10)
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	–	(0.10)
11/30/2018	2.87	0.09	(0.18)	(0.09)	(0.10)	–	(0.10)
Class R4
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	–	(0.10)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
Class R5
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.16)	(0.06)	(0.12)	–	(0.12)
Class R6
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	$2.41	(15.41)	1.04	1.05	3.00	$47,036	158
11/30/2021	3.00	2.08	1.03	1.03	2.23	56,410	112
11/30/2020	3.02	7.32	1.06	1.06	2.83	53,114	112
11/30/2019	2.91	12.65	1.07	1.07	3.24	55,317	108
11/30/2018	2.68	(3.05)	1.07	1.11	3.16	50,016	117
Class R4
11/30/2022	2.40	(15.26)	0.79	0.80	3.38	5,992	158
11/30/2021	2.99	2.33	0.78	0.78	2.50	4,501	112
11/30/2020	3.01	7.60	0.81	0.81	3.07	9,205	112
11/30/2019	2.90	12.97	0.82	0.82	3.46	9,218	108
11/30/2018	2.67	(2.83)	0.82	0.85	3.44	5,363	117
Class R5
11/30/2022	2.40	(15.05)	0.54	0.55	3.31	1,559	158
11/30/2021	2.99	2.59	0.53	0.53	2.73	6,309	112
11/30/2020	3.01	7.50	0.56	0.56	3.32	6,548	112
11/30/2019	2.91	13.21	0.57	0.57	3.73	6,099	108
11/30/2018	2.68	(2.23)	0.58	0.62	3.54	4,048	117
Class R6
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	42,966	158
11/30/2021	2.99	2.67	0.45	0.45	2.81	60,434	112
11/30/2020	3.01	7.95	0.48	0.48	3.40	55,981	112
11/30/2019	2.90	13.34	0.49	0.49	3.81	52,133	108
11/30/2018	2.67	(2.50)	0.47	0.51	3.77	33,975	117

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$12.44	$0.25	$(0.68)	$(0.43)	$(0.36)	$11.65
11/30/2021	11.33	0.13	1.28	1.41	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.42)	11.33
11/30/2019	11.55	0.34	(0.21)	0.13	(0.45)	11.23
11/30/2018	11.88	0.29	(0.17)	0.12	(0.45)	11.55
Class C
11/30/2022	12.46	0.16	(0.68)	(0.52)	(0.27)	11.67
11/30/2021	11.35	0.05	1.29	1.34	(0.23)	12.46
11/30/2020	11.25	0.20	0.25 (c)	0.45	(0.35)	11.35
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
11/30/2018	11.90	0.22	(0.18)	0.04	(0.37)	11.57
Class F
11/30/2022	12.46	0.23	(0.65)	(0.42)	(0.37)	11.67
11/30/2021	11.35	0.14	1.29	1.43	(0.32)	12.46
11/30/2020	11.24	0.27	0.27 (c)	0.54	(0.43)	11.35
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
11/30/2018	11.89	0.31	(0.17)	0.14	(0.46)	11.57
Class F3
11/30/2022	12.45	0.29	(0.69)	(0.40)	(0.39)	11.66
11/30/2021	11.34	0.14	1.30	1.44	(0.33)	12.45
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.18)	0.15	(0.48)	11.55
Class I
11/30/2022	12.44	0.29	(0.69)	(0.40)	(0.39)	11.65
11/30/2021	11.34	0.16	1.27	1.43	(0.33)	12.44
11/30/2020	11.24	0.28	0.26 (c)	0.54	(0.44)	11.34
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
11/30/2018	11.89	0.32	(0.18)	0.14	(0.47)	11.56
Class R2
11/30/2022	12.38	0.23	(0.70)	(0.47)	(0.31)	11.60
11/30/2021	11.30	0.11	1.23	1.34	(0.26)	12.38
11/30/2020	11.22	0.20	0.26 (c)	0.46	(0.38)	11.30
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22
11/30/2018	11.87	0.24	(0.16)	0.08	(0.40)	11.55

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	(3.51)	0.66	0.67	2.02	$472,591	67
11/30/2021	12.59	0.64	0.64	1.06	560,624	97
11/30/2020	4.87	0.69	0.70	2.40	89,956	97
11/30/2019	1.19	0.69	0.69	2.97	109,626	43
11/30/2018	0.95	0.69	0.69	2.48	171,109	108
Class C
11/30/2022	(4.20)	1.40	1.40	1.34	94,132	67
11/30/2021	11.85	1.31	1.31	0.39	92,580	97
11/30/2020	4.23	1.30	1.31	1.81	17,716	97
11/30/2019	0.55	1.33	1.33	2.33	28,655	43
11/30/2018	0.30	1.34	1.35	1.84	49,435	108
Class F
11/30/2022	(3.40)	0.54	0.55	1.83	284,593	67
11/30/2021	12.68	0.54	0.54	1.11	1,818,238	97
11/30/2020	5.06	0.59	0.60	2.52	187,180	97
11/30/2019	1.20	0.59	0.59	3.06	285,297	43
11/30/2018	1.14	0.58	0.59	2.60	489,043	108
Class F3
11/30/2022	(3.23)	0.38	0.39	2.39	308,596	67
11/30/2021	12.86	0.38	0.38	1.17	236,951	97
11/30/2020	5.24	0.42	0.43	2.68	8,595	97
11/30/2019	1.46	0.42	0.42	3.24	10,645	43
11/30/2018	1.25	0.39	0.43	2.80	22,597	108
Class I
11/30/2022	(3.31)	0.47	0.48	2.37	1,476,955	67
11/30/2021	12.73	0.44	0.45	1.32	1,006,157	97
11/30/2020	5.08	0.49	0.50	2.63	320,045	97
11/30/2019	1.39	0.49	0.49	3.16	631,037	43
11/30/2018	1.16	0.48	0.49	2.71	661,340	108
Class R2
11/30/2022	(3.92)	1.08	1.09	1.97	169	67
11/30/2021	11.96	1.07	1.07	0.96	–	97
11/30/2020	4.28	1.07	1.08	1.83	166	97
11/30/2019	0.70	1.08	1.08	2.59	51	43
11/30/2018	0.64	1.10	1.11	2.07	201	108

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2022	$12.44	$0.22	$(0.69)	$(0.47)	$(0.32)	$11.65
11/30/2021	11.34	0.11	1.26	1.37	(0.27)	12.44
11/30/2020	11.23	0.22	0.28 (c)	0.50	(0.39)	11.34
11/30/2019	11.56	0.30	(0.21)	0.09	(0.42)	11.23
11/30/2018	11.88	0.26	(0.17)	0.09	(0.41)	11.56
Class R4
11/30/2022	12.44	0.24	(0.68)	(0.44)	(0.35)	11.65
11/30/2021	11.34	0.15	1.25	1.40	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.41)	11.34
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
11/30/2018	11.88	0.30	(0.18)	0.12	(0.44)	11.56
Class R5
11/30/2022	12.43	0.29	(0.70)	(0.41)	(0.38)	11.64
11/30/2021	11.33	0.17	1.26	1.43	(0.33)	12.43
11/30/2020	11.23	0.28	0.26 (c)	0.54	(0.44)	11.33
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.19)	0.14	(0.47)	11.55
Class R6
11/30/2022	12.43	0.27	(0.67)	(0.40)	(0.39)	11.64
11/30/2021	11.34	0.18	1.25	1.43	(0.34)	12.43
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23
11/30/2018	11.88	0.33	(0.17)	0.16	(0.48)	11.56
(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	(3.88)	0.97	0.97	1.81	$462	67
11/30/2021	12.17	0.94	0.95	0.90	402	97
11/30/2020	4.65	0.98	0.99	2.03	226	97
11/30/2019	0.80	0.99	0.99	2.66	104	43
11/30/2018	0.74	0.99	1.00	2.17	111	108
Class R4
11/30/2022	(3.55)	0.72	0.72	1.97	1,682	67
11/30/2021	12.46	0.70	0.70	1.21	2,020	97
11/30/2020	4.91	0.74	0.75	2.35	1,706	97
11/30/2019	1.05	0.74	0.74	2.91	3,174	43
11/30/2018	1.00	0.73	0.73	2.52	2,006	108
Class R5
11/30/2022	(3.32)	0.48	0.48	2.42	473	67
11/30/2021	12.75	0.45	0.45	1.40	304	97
11/30/2020	5.08	0.49	0.50	2.64	170	97
11/30/2019	1.39	0.49	0.49	3.17	334	43
11/30/2018	1.17	0.47	0.48	2.83	144	108
Class R6
11/30/2022	(3.24)	0.38	0.39	2.25	11,328	67
11/30/2021	12.71	0.39	0.40	1.52	16,742	97
11/30/2020	5.24	0.42	0.43	2.70	14,541	97
11/30/2019	1.37	0.42	0.42	3.25	35,167	43
11/30/2018	1.34	0.39	0.43	2.81	54,549	108

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$9.77	$0.18		$(0.58)	$(0.40)	$(0.25)	$9.12
11/30/2021	9.89	0.07		(0.02)	0.05	(0.17)	9.77
11/30/2020	9.89	0.14		0.10	0.24	(0.24)	9.89
11/30/2019	9.72	0.24		0.23	0.47	(0.30)	9.89
11/30/2018	9.92	0.22		(0.12)	0.10	(0.30)	9.72
Class C
11/30/2022	9.76	0.11		(0.58)	(0.47)	(0.18)	9.11
11/30/2021	9.89	–	(c)	(0.03)	(0.03)	(0.10)	9.76
11/30/2020	9.89	0.09		0.08	0.17	(0.17)	9.89
11/30/2019	9.72	0.17		0.23	0.40	(0.23)	9.89
11/30/2018	9.92	0.14		(0.11)	0.03	(0.23)	9.72
Class F
11/30/2022	9.76	0.14		(0.53)	(0.39)	(0.26)	9.11
11/30/2021	9.89	0.08		(0.03)	0.05	(0.18)	9.76
11/30/2020	9.89	0.16		0.09	0.25	(0.25)	9.89
11/30/2019	9.72	0.24		0.24	0.48	(0.31)	9.89
11/30/2018	9.92	0.23		(0.12)	0.11	(0.31)	9.72
Class F3
11/30/2022	9.76	0.26		(0.64)	(0.38)	(0.27)	9.11
11/30/2021	9.88	0.10		(0.02)	0.08	(0.20)	9.76
11/30/2020	9.89	0.37		(0.11)	0.26	(0.27)	9.88
11/30/2019	9.72	0.27		0.22	0.49	(0.32)	9.89
11/30/2018	9.92	0.24		(0.11)	0.13	(0.33)	9.72
Class I
11/30/2022	9.77	0.19		(0.58)	(0.39)	(0.27)	9.11
11/30/2021	9.89	0.09		(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.16		0.10	0.26	(0.26)	9.89
11/30/2019	9.71	0.24		0.26	0.50	(0.32)	9.89
11/30/2018	9.92	0.24		(0.13)	0.11	(0.32)	9.71
Class R3
11/30/2022	9.76	0.19		(0.62)	(0.43)	(0.22)	9.11
11/30/2021	9.89	0.04		(0.03)	0.01	(0.14)	9.76
11/30/2020	9.89	0.13		0.08	0.21	(0.21)	9.89
11/30/2019	9.72	0.21		0.23	0.44	(0.27)	9.89
11/30/2018	9.92	0.19		(0.12)	0.07	(0.27)	9.72

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	(4.16)	0.60	0.79	1.88	$44,849	176
11/30/2021	0.48	0.60	0.79	0.71	47,227	220
11/30/2020	2.46	0.60	1.00	1.47	32,022	351
11/30/2019	4.87	0.60	1.81	2.47	8,032	136
11/30/2018	1.04	0.60	3.11	2.21	3,844	177
Class C
11/30/2022	(4.79)	1.26	1.46	1.18	4,445	176
11/30/2021	(0.29)	1.28	1.47	0.04	4,026	220
11/30/2020	1.76	1.28	1.71	0.90	4,334	351
11/30/2019	4.15	1.29	2.54	1.77	2,238	136
11/30/2018	0.27	1.39	3.88	1.42	1,083	177
Class F
11/30/2022	(4.06)	0.50	0.68	1.46	19,105	176
11/30/2021	0.48	0.50	0.69	0.81	104,324	220
11/30/2020	2.54	0.50	0.91	1.58	82,951	351
11/30/2019	4.97	0.50	1.46	2.40	29,007	136
11/30/2018	1.14	0.50	3.00	2.32	4,212	177
Class F3
11/30/2022	(3.91)	0.33	0.49	2.83	29,952	176
11/30/2021	0.80	0.34	0.52	1.02	514	220
11/30/2020	2.65	0.36	1.06	3.78	12	351
11/30/2019	5.13	0.36	1.64	2.72	1,612	136
11/30/2018	1.34	0.32	2.87	2.47	1,533	177
Class I
11/30/2022	(4.06)	0.40	0.59	2.08	135,395	176
11/30/2021	0.68	0.40	0.59	0.89	26,463	220
11/30/2020	2.65	0.40	0.80	1.63	4,402	351
11/30/2019	5.18	0.40	1.35	2.49	1,821	136
11/30/2018	1.14	0.40	2.88	2.42	127	177
Class R3
11/30/2022	(4.45)	0.90	1.12	2.03	582	176
11/30/2021	0.09	0.90	1.09	0.42	61	220
11/30/2020	2.16	0.90	1.34	1.32	98	351
11/30/2019	4.56	0.90	2.14	2.17	76	136
11/30/2018	0.75	0.90	3.42	1.92	49	177

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2022	$9.77	$0.16	$(0.58)	$(0.42)	$(0.24)	$9.11
11/30/2021	9.89	0.07	(0.03)	0.04	(0.16)	9.77
11/30/2020	9.89	0.18	0.05	0.23	(0.23)	9.89
11/30/2019	9.72	0.24	0.22	0.46	(0.29)	9.89
11/30/2018	9.92	0.21	(0.11)	0.10	(0.30)	9.72
Class R5
11/30/2022	9.77	0.18	(0.58)	(0.40)	(0.26)	9.11
11/30/2021	9.89	0.09	(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.20	0.06	0.26	(0.26)	9.89
11/30/2019	9.72	0.26	0.23	0.49	(0.32)	9.89
11/30/2018	9.92	0.23	(0.11)	0.12	(0.32)	9.72
Class R6
11/30/2022	9.76	0.19	(0.57)	(0.38)	(0.27)	9.11
11/30/2021	9.89	0.10	(0.04)	0.06	(0.19)	9.76
11/30/2020	9.89	0.21	0.06	0.27	(0.27)	9.89
11/30/2019	9.72	0.27	0.22	0.49	(0.32)	9.89
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)	9.72

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Amount less than $0.01.

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2022	(4.31)	0.65	0.80	1.71	$11	176
11/30/2021	0.44	0.65	0.81	0.67	12	220
11/30/2020	2.41	0.65	1.11	1.81	12	351
11/30/2019	4.82	0.65	1.95	2.42	27	136
11/30/2018	1.00	0.65	3.13	2.14	25	177
Class R5
11/30/2022	(4.07)	0.40	0.57	1.95	11	176
11/30/2021	0.68	0.40	0.57	0.90	12	220
11/30/2020	2.66	0.40	0.87	2.06	12	351
11/30/2019	5.08	0.40	1.69	2.67	27	136
11/30/2018	1.25	0.40	2.88	2.39	26	177
Class R6
11/30/2022	(3.90)	0.33	0.49	2.04	925	176
11/30/2021	0.65	0.34	0.52	0.98	963	220
11/30/2020	2.75	0.36	0.81	2.17	911	351
11/30/2019	5.13	0.36	1.63	2.72	1,961	136
11/30/2018	1.34	0.32	2.87	2.48	1,653	177

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$4.16	$0.08	$(0.28)	$(0.20)	$(0.12)	$3.84
11/30/2021	4.20	0.07	(0.01)	0.06	(0.10)	4.16
11/30/2020	4.21	0.09	0.02 (c)	0.11	(0.12)	4.20
11/30/2019	4.14	0.12	0.10	0.22	(0.15)	4.21
11/30/2018	4.26	0.11	(0.07)	0.04	(0.16)	4.14
Class C
11/30/2022	4.19	0.06	(0.30)	(0.24)	(0.09)	3.86
11/30/2021	4.22	0.04	–	0.04	(0.07)	4.19
11/30/2020	4.23	0.07	0.02 (c)	0.09	(0.10)	4.22
11/30/2019	4.17	0.10	0.09	0.19	(0.13)	4.23
11/30/2018	4.29	0.09	(0.08)	0.01	(0.13)	4.17
Class F
11/30/2022	4.16	0.08	(0.29)	(0.21)	(0.12)	3.83
11/30/2021	4.19	0.07	–	0.07	(0.10)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.08)	0.04	(0.16)	4.14
Class F3
11/30/2022	4.17	0.10	(0.30)	(0.20)	(0.13)	3.84
11/30/2021	4.20	0.08	–	0.08	(0.11)	4.17
11/30/2020	4.21	0.10	0.02 (c)	0.12	(0.13)	4.20
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.07)	0.05	(0.17)	4.14
Class I
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.07	0.01 (c)	0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.25	0.12	(0.06)	0.06	(0.17)	4.14
Class R2
11/30/2022	4.16	0.07	(0.29)	(0.22)	(0.10)	3.84
11/30/2021	4.20	0.05	(0.01)	0.04	(0.08)	4.16
11/30/2020	4.21	0.08	0.02 (c)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10	0.21	(0.14)	4.21
11/30/2018	4.26	0.10	(0.08)	0.02	(0.14)	4.14

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	(4.90)	0.58	0.58	2.10	$9,589,050	75
11/30/2021	1.40	0.58	0.58	1.55	13,355,736	84
11/30/2020	2.76	0.59	0.59	2.22	12,733,693	102
11/30/2019	5.48	0.60	0.60	2.92	11,693,022	57
11/30/2018	0.96	0.59	0.59	2.70	8,735,221	71
Class C
11/30/2022	(5.69)	1.22	1.22	1.45	2,170,217	75
11/30/2021	0.99	1.23	1.23	0.91	3,379,490	84
11/30/2020	2.10	1.24	1.24	1.62	3,914,470	102
11/30/2019	4.57	1.22	1.22	2.31	4,914,970	57
11/30/2018	0.35	1.23	1.23	2.07	4,912,225	71
Class F
11/30/2022	(5.05)	0.48	0.48	1.96	6,132,794	75
11/30/2021	1.74	0.48	0.48	1.65	26,865,299	84
11/30/2020	2.62	0.49	0.49	2.33	23,546,579	102
11/30/2019	5.58	0.50	0.50	3.02	23,128,477	57
11/30/2018	1.06	0.49	0.49	2.80	15,833,169	71
Class F3
11/30/2022	(4.87)	0.31	0.32	2.41	5,143,625	75
11/30/2021	1.91	0.31	0.31	1.81	5,139,001	84
11/30/2020	3.03	0.33	0.33	2.48	4,425,861	102
11/30/2019	5.75	0.34	0.34	3.19	4,087,351	57
11/30/2018	1.22	0.32	0.32	2.95	3,709,795	71
Class I
11/30/2022	(4.95)	0.38	0.38	2.51	25,868,734	75
11/30/2021	1.85	0.38	0.38	1.74	12,428,298	84
11/30/2020	2.97	0.39	0.39	2.44	9,762,949	102
11/30/2019	5.44	0.40	0.40	3.12	10,281,839	57
11/30/2018	1.40	0.39	0.39	2.90	7,315,707	71
Class R2
11/30/2022	(5.28)	0.98	0.98	1.70	6,312	75
11/30/2021	1.00	0.98	0.98	1.17	9,901	84
11/30/2020	2.36	0.99	0.99	1.85	13,909	102
11/30/2019	5.07	1.00	1.00	2.55	18,031	57
11/30/2018	0.56	0.99	0.99	2.30	20,433	71

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2022	$4.17	$0.07	$(0.29)	$(0.22)	$(0.11)	$3.84
11/30/2021	4.20	0.05	0.01 (c)	0.06	(0.09)	4.17
11/30/2020	4.21	0.08	0.02 (c)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10	0.21	(0.14)	4.21
11/30/2018	4.26	0.10	(0.07)	0.03	(0.15)	4.14
Class R4
11/30/2022	4.17	0.08	(0.30)	(0.22)	(0.11)	3.84
11/30/2021	4.20	0.07	–	0.07	(0.10)	4.17
11/30/2020	4.22	0.09	0.01 (c)	0.10	(0.12)	4.20
11/30/2019	4.15	0.12	0.10	0.22	(0.15)	4.22
11/30/2018	4.27	0.11	(0.07)	0.04	(0.16)	4.15
Class R5
11/30/2022	4.15	0.09	(0.29)	(0.20)	(0.12)	3.83
11/30/2021	4.19	0.08	(0.01)	0.07	(0.11)	4.15
11/30/2020	4.20	0.10	0.02 (c)	0.12	(0.13)	4.19
11/30/2019	4.13	0.13	0.10	0.23	(0.16)	4.20
11/30/2018	4.25	0.12	(0.07)	0.05	(0.17)	4.13
Class R6
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.08	–	0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.13	(0.08)	0.05	(0.17)	4.14

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended November 30, 2020 and 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2022	(5.18)	0.88	0.88	1.84	$358,357	75
11/30/2021	1.10	0.88	0.88	1.26	410,131	84
11/30/2020	2.46	0.89	0.89	1.94	384,845	102
11/30/2019	5.17	0.90	0.90	2.64	367,328	57
11/30/2018	0.67	0.89	0.89	2.41	318,477	71
Class R4
11/30/2022	(5.23)	0.63	0.63	2.10	146,587	75
11/30/2021	1.67	0.63	0.63	1.58	168,338	84
11/30/2020	2.47	0.64	0.64	2.18	166,524	102
11/30/2019	5.43	0.65	0.65	2.88	147,772	57
11/30/2018	0.93	0.64	0.64	2.68	105,445	71
Class R5
11/30/2022	(4.79)	0.38	0.38	2.37	65,954	75
11/30/2021	1.67	0.38	0.38	1.83	63,717	84
11/30/2020	2.97	0.39	0.39	2.45	69,901	102
11/30/2019	5.70	0.40	0.40	3.14	70,274	57
11/30/2018	1.16	0.39	0.39	2.94	45,264	71
Class R6
11/30/2022	(4.89)	0.31	0.32	2.42	1,077,561	75
11/30/2021	1.91	0.31	0.31	1.82	1,035,235	84
11/30/2020	2.79	0.33	0.33	2.50	896,878	102
11/30/2019	5.76	0.34	0.34	3.19	857,139	57
11/30/2018	1.23	0.33	0.33	3.00	551,235	71

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$10.54	$0.25	$(1.68)	$(1.43)	$(0.29)	$(0.06)	$(0.35)
11/30/2021	10.91	0.19	(0.12)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.46	0.69	(0.27)	–	(0.27)
11/30/2019	9.86	0.28	0.66	0.94	(0.31)	–	(0.31)
11/30/2018	10.36	0.28	(0.46)	(0.18)	(0.32)	–	(0.32)
Class C
11/30/2022	10.53	0.18	(1.66)	(1.48)	(0.23)	(0.06)	(0.29)
11/30/2021	10.90	0.12	(0.11)	0.01	(0.15)	(0.23)	(0.38)
11/30/2020	10.48	0.17	0.45	0.62	(0.20)	–	(0.20)
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
11/30/2018	10.35	0.21	(0.45)	(0.24)	(0.26)	–	(0.26)
Class F
11/30/2022	10.54	0.24	(1.66)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.20	(0.12)	0.08	(0.22)	(0.23)	(0.45)
11/30/2020	10.48	0.24	0.47	0.71	(0.28)	–	(0.28)
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
11/30/2018	10.36	0.29	(0.46)	(0.17)	(0.33)	–	(0.33)
Class F3
11/30/2022	10.54	0.28	(1.68)	(1.40)	(0.31)	(0.06)	(0.37)
11/30/2021	10.91	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.45	0.72	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.36	0.31	(0.44)	(0.13)	(0.36)	–	(0.36)
Class I
11/30/2022	10.56	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.93	0.22	(0.12)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.50	0.26	0.46	0.72	(0.29)	–	(0.29)
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
11/30/2018	10.38	0.30	(0.45)	(0.15)	(0.35)	–	(0.35)
Class P
11/30/2022	10.59	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.96	0.16	(0.11)	0.05	(0.19)	(0.23)	(0.42)
11/30/2020	10.53	0.21	0.46	0.67	(0.24)	–	(0.24)
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.41	0.25	(0.45)	(0.20)	(0.30)	–	(0.30)

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	$8.76	(13.78)	0.65	0.65	2.60	$973,820	461
11/30/2021	10.54	0.68	0.64	0.64	1.79	1,300,031	393
11/30/2020	10.91	6.63	0.66	0.66	2.19	1,416,776	538
11/30/2019	10.49	9.62	0.68	0.68	2.68	1,275,715	736
11/30/2018	9.86	(1.71)	0.68	0.72	2.74	1,150,292	643
Class C
11/30/2022	8.76	(14.32)	1.27	1.27	1.95	34,393	461
11/30/2021	10.53	0.04	1.28	1.28	1.16	59,759	393
11/30/2020	10.90	5.98	1.29	1.29	1.59	85,200	538
11/30/2019	10.48	8.95	1.30	1.30	2.08	118,447	736
11/30/2018	9.85	(2.32)	1.30	1.35	2.10	123,735	643
Class F
11/30/2022	8.76	(13.69)	0.55	0.55	2.45	234,058	461
11/30/2021	10.54	0.78	0.54	0.54	1.88	1,059,760	393
11/30/2020	10.91	6.84	0.56	0.56	2.29	1,013,091	538
11/30/2019	10.48	9.62	0.58	0.58	2.78	960,498	736
11/30/2018	9.86	(1.61)	0.58	0.62	2.83	822,274	643
Class F3
11/30/2022	8.77	(13.42)	0.35	0.35	2.91	707,783	461
11/30/2021	10.54	0.97	0.35	0.35	2.07	881,986	393
11/30/2020	10.91	6.95	0.36	0.36	2.49	774,625	538
11/30/2019	10.49	9.83	0.38	0.38	2.98	664,783	736
11/30/2018	9.87	(1.31)	0.37	0.40	3.05	632,109	643
Class I
11/30/2022	8.78	(13.53)	0.41	0.45	3.06	762,733	461
11/30/2021	10.56	0.92	0.40	0.44	2.02	433,258	393
11/30/2020	10.93	6.98	0.43	0.47	2.44	414,220	538
11/30/2019	10.50	9.76	0.44	0.48	2.93	405,218	736
11/30/2018	9.88	(1.48)	0.45	0.52	2.97	376,595	643
Class P
11/30/2022	8.81	(14.01)	0.90	0.90	2.33	515	461
11/30/2021	10.59	0.43	0.89	0.89	1.53	710	393
11/30/2020	10.96	6.45	0.91	0.91	1.94	659	538
11/30/2019	10.53	9.21	0.93	0.93	2.45	528	736
11/30/2018	9.91	(1.93)	0.93	0.97	2.49	555	643

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$10.54	$0.21	$(1.68)	$(1.47)	$(0.25)	$(0.06)	$(0.31)
11/30/2021	10.90	0.15	(0.11)	0.04	(0.17)	(0.23)	(0.40)
11/30/2020	10.48	0.19	0.45	0.64	(0.22)	–	(0.22)
11/30/2019	9.86	0.24	0.65	0.89	(0.27)	–	(0.27)
11/30/2018	10.36	0.23	(0.45)	(0.22)	(0.28)	–	(0.28)
Class R3
11/30/2022	10.54	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.90	0.16	(0.11)	0.05	(0.18)	(0.23)	(0.41)
11/30/2020	10.48	0.20	0.45	0.65	(0.23)	–	(0.23)
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.36	0.24	(0.45)	(0.21)	(0.29)	–	(0.29)
Class R4
11/30/2022	10.54	0.24	(1.68)	(1.44)	(0.28)	(0.06)	(0.34)
11/30/2021	10.91	0.18	(0.11)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.45	0.68	(0.26)	–	(0.26)
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
11/30/2018	10.36	0.27	(0.45)	(0.18)	(0.32)	–	(0.32)
Class R5
11/30/2022	10.54	0.26	(1.68)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.21	(0.11)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.49	0.26	0.45	0.71	(0.29)	–	(0.29)
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
11/30/2018	10.36	0.30	(0.46)	(0.16)	(0.34)	–	(0.34)
Class R6
11/30/2022	10.55	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.92	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.46	0.73	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.37	0.31	(0.45)	(0.14)	(0.36)	–	(0.36)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R2
11/30/2022	$8.76	(14.12)	1.05	1.05	2.18	$1,199	461
11/30/2021	10.54	0.37	1.04	1.04	1.39	1,768	393
11/30/2020	10.90	6.21	1.06	1.06	1.81	2,579	538
11/30/2019	10.48	9.08	1.08	1.08	2.31	3,501	736
11/30/2018	9.86	(2.10)	1.08	1.13	2.31	4,898	643
Class R3
11/30/2022	8.76	(14.03)	0.95	0.95	2.30	27,760	461
11/30/2021	10.54	0.47	0.95	0.95	1.50	37,846	393
11/30/2020	10.90	6.32	0.96	0.96	1.90	85,403	538
11/30/2019	10.48	9.19	0.98	0.98	2.40	93,652	736
11/30/2018	9.86	(2.00)	0.98	1.02	2.43	107,380	643
Class R4
11/30/2022	8.76	(13.82)	0.70	0.70	2.54	30,002	461
11/30/2021	10.54	0.63	0.69	0.69	1.74	44,058	393
11/30/2020	10.91	6.58	0.71	0.71	2.16	58,811	538
11/30/2019	10.49	9.56	0.73	0.73	2.64	66,840	736
11/30/2018	9.86	(1.76)	0.73	0.77	2.70	63,160	643
Class R5
11/30/2022	8.76	(13.61)	0.45	0.45	2.74	22,290	461
11/30/2021	10.54	0.88	0.44	0.44	1.99	78,822	393
11/30/2020	10.91	6.85	0.46	0.46	2.40	110,056	538
11/30/2019	10.49	9.84	0.49	0.49	2.88	127,807	736
11/30/2018	9.86	(1.51)	0.48	0.52	2.94	85,701	643
Class R6
11/30/2022	8.77	(13.50)	0.35	0.35	2.90	183,807	461
11/30/2021	10.55	0.97	0.35	0.35	2.08	252,862	393
11/30/2020	10.92	7.05	0.36	0.36	2.51	295,096	538
11/30/2019	10.49	9.84	0.38	0.38	2.97	364,578	736
11/30/2018	9.87	(1.40)	0.37	0.40	3.07	220,216	643

PROSPECTUS – THE FUNDS

APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

A-1

• Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in

APPENDIX

A-2

the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

APPENDIX

A-3

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

APPENDIX

A-4

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets

APPENDIX

A-5

held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Lord Abbett Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the

APPENDIX

A-6

plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

APPENDIX

A-7

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

APPENDIX

A-8

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

APPENDIX

A-9

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

D.A. DAVIDSON

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

APPENDIX

A-10

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPCO

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

APPENDIX

A-11

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

BAIRD

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and

APPENDIX

A-12

CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Lord Abbett Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Lord Abbett Fund assets held by accounts within the purchaser’s household at Baird. Eligible Lord Abbett Fund assets not held at Baird may be included in the rights of

APPENDIX

A-13

accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Lord Abbett Funds through Baird, over a 13-month period of time

APPENDIX

A-14

APPENDIX B: UNDERLYING FUNDS OF THE FUNDS-OF-FUNDS

Each Fund-of-Fund currently may invest in the separate underlying funds shown below, each with its own investment objective and policies. The following is a concise description of the investment objectives, strategies, and techniques of each underlying fund in which each Fund-of-Fund currently may invest. Each Fund-of-Fund may change the amounts allocated to any or all of the underlying funds in which it may invest, and may change the list of underlying funds in which it may invest or add new underlying funds at any time without prior shareholder approval or notice. The principal investment strategies of an underlying fund may change from time to time. The underlying funds in which each Fund-of-Fund currently may invest include:

Lord Abbett Affiliated Fund

Seeks long-term growth and current income by investing in undervalued dividend-paying equity securities of large companies.

Lord Abbett Bond Debenture Fund

Seeks high current income and the opportunity for capital appreciation by investing primarily in U.S. high yield and investment grade corporate, government, and mortgage- and asset-backed securities, as well as to a lesser extent in convertible securities, senior loans and equity securities.

Lord Abbett California Tax Free Fund

Seeks to deliver a high level of income exempt from federal and state taxation by investing primarily in California municipal bonds.

Lord Abbett Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Lord Abbett Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage and asset-backed securities.

Lord Abbett Core Plus Bond Fund

Seeks income and capital appreciation by investing in by investing primarily in investment grade corporate, U.S. Government, and mortgage- and asset-backed securities. May invest up to 35% of its net assets in high yield debt securities.

APPENDIX

Lord Abbett Corporate Bond Fund

Seeks current income by investing in U.S. and non-U.S. investment grade corporate debt securities.

Lord Abbett Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Lord Abbett Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Lord Abbett Emerging Markets Bond Fund

Seeks high total return by investing in debt securities that are economically tied to emerging market countries. Also invests in derivative instruments that provide exposure to such securities.

Lord Abbett Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

Lord Abbett Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes floating or adjustable rate instruments and other instruments that effectively enable the Fund to achieve a floating rate of income.

Lord Abbett Focused Growth Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

Lord Abbett Focused Large Cap Value Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of large U.S. companies.

Lord Abbett Focused Small Cap Value Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of small U.S. companies.

APPENDIX

Lord Abbett Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Lord Abbett Global Bond Fund

Seeks to deliver total return by investing in bonds across multiple sectors in developed and emerging markets located throughout the world.

Lord Abbett Global Equity Fund

Seeks long-term capital appreciation by investing in equity securities of global companies across all market capitalizations that are believed to be undervalued. Uses fundamental research and quantitative analysis.

Lord Abbett Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies across all market capitalization ranges that demonstrate above average, long-term growth potential.

Lord Abbett Growth Opportunities Fund

Seeks capital appreciation by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

Lord Abbett Health Care Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of companies within the health care sector.

Lord Abbett High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

Lord Abbett High Income Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Lord Abbett Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. Government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.
APPENDIX

Lord Abbett Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

Lord Abbett Intermediate Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett International Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

Lord Abbett International Opportunities Fund

Seeks long-term capital appreciation by investing in small to mid-sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Lord Abbett International Value Fund

Seeks a high level of total return by investing in foreign companies that are believed to be undervalued. Emphasizes absolute value and cross-border industry comparisons when analyzing the potential for total return.

Lord Abbett Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Lord Abbett Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

Lord Abbett National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett New Jersey Tax Free Fund

Seeks to deliver a high level of income exempt from federal and state taxation by investing primarily in New Jersey municipal bonds.

APPENDIX

Lord Abbett New York Tax Free Fund

Seeks to deliver a high level of income exempt from federal and state taxation by investing primarily in New York municipal bonds.

Lord Abbett Short Duration Core Bond Fund

Seeks current income consistent with preservation of capital by investing in various types of short duration investment grade debt securities.

Lord Abbett Short Duration High Income Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing primarily in municipal bonds. Normally invests at least 50% of its net assets in municipal bonds rated below investment grade.

Lord Abbett Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. Government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Lord Abbett Short Duration Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in short-duration investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Lord Abbett Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, and emerging market securities.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

Seeks to deliver current income and preservation of capital by investing primarily in short-term, liquid securities issued by the U.S. Government, its agencies, and its instrumentalities.

APPENDIX

Lord Abbett Ultra Short Bond Fund

Seeks current income consistent with the preservation of capital by investing in various types of short duration, high quality, investment grade fixed income securities.

Lord Abbett Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

*  *  *

No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our website at www.lordabbett.com.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAIT-1 (04/23)
Investment Company Act File Number: 811-07988

Lord Abbett Investment Trust

PROSPECTUS

April 1, 2023

Lord Abbett Ultra Short Bond Fund	CLASS	TICKER	CLASS	TICKER
	A	LUBAX	I	LUBYX
	A1	LUSNX	R5	LUBVX
	F	LUBFX	R6	LUBWX
	F3	LUBOX

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	14
Principal Investment Strategies	14
Principal Risks	17
Additional Operational Risks	25
Disclosure of Portfolio Holdings	29
Management and Organization of the Fund	29

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

FINANCIAL INFORMATION

Financial Highlights	60

APPENDIX A

Intermediary-Specific Sales Charge Reductions and Waivers	A-	1

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge discounts is available from your financial intermediary and in ‘‘Sales Charge Reductions and Waivers’’ on page 39 of the prospectus, Appendix A to the prospectus, titled ‘‘Intermediary-Specific Sales Charge Reductions and Waivers,’’ and ‘‘Purchases, Redemptions, Pricing, and Payments to Dealers’’ on page 9-1 of Part II of the statement of additional information (‘‘SAI’’).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	A1	F, F3, I, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(2)	1.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(3)	0.50%(4)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	A1	F	F3	I
Management Fees	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution and Service (12b-1) Fees	0.15%	0.25%	0.10%	None	None
Other Expenses	0.11%	0.11%	0.11%	0.06%	0.11%
Total Annual Fund Operating Expenses	0.43%	0.53%	0.38%	0.23%	0.28%

PROSPECTUS – Ultra Short Bond Fund

2

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R5	R6
Management Fees	0.17%	0.17%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.11%	0.06%
Total Annual Fund Operating Expenses	0.28%	0.23%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

Class A shares purchased directly are not subject to any front-end sales charge. However, Class A shares initially purchased without a front-end sales charge and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge.

(3)

Class A shares purchased directly are not subject to any contingent deferred sales charge (“CDSC”). However, Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

(4)

A CDSC of 0.50% may be assessed on certain Class A1 shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the eighteenth month anniversary of the purchase falls.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$44	$138	$241	$542	$44	$138	$241	$542
Class A1 Shares	$203	$317	$442	$805	$203	$317	$442	$805
Class F Shares	$39	$122	$213	$480	$39	$122	$213	$480
Class F3 Shares	$24	$74	$130	$293	$24	$74	$130	$293
Class I Shares	$29	$90	$157	$356	$29	$90	$157	$356
Class R5 Shares	$29	$90	$157	$356	$29	$90	$157	$356
Class R6 Shares	$24	$74	$130	$293	$24	$74	$130	$293

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund

PROSPECTUS – Ultra Short Bond Fund

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shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration, high quality, investment grade debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade debt securities of various types. Under normal conditions, the Fund invests only in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality.

The Fund’s investments consist of:

• corporate debt securities of U.S. issuers, including commercial paper;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund seeks to manage interest rate risk through its management of the average effective duration of the securities it holds in its portfolio. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

The maturity of a security measures the time until final payment is due. Normally, the Fund seeks to maintain an overall dollar-weighted average maturity of two years or less. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

Under normal conditions, the Fund concentrates its investments in the financial services industry by investing more than 25% of its assets in securities issued by companies in the financial services industry. The Fund may, however, invest less than 25% of its assets in the financial services industry for temporary defensive purposes, as described in more detail below.

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The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

The investment grade debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund also may enter into repurchase agreements with maturities of less than 7 days. The Fund may invest in non U.S. dollar-denominated loans or securities.

Currently, the Fund expects to invest in derivatives including futures, options, and swaps. The Fund may use derivatives to attempt to hedge some of its investment risk on both a security- or portfolio-level basis, to manage portfolio duration, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

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PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those

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investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Concentration Risk: Because the Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

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• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

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• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement, or may be prevented from exercising such rights. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s

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administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +2.14% Worst Quarter 1st Q 2020 -1.35%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those

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of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2022)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				10/17/2016
Before Taxes	-0.11%	1.12%	1.16%
After Taxes on Distributions	-0.76%	0.51%	0.56%
After Taxes on Distributions and Sale of Fund Shares	-0.07%	0.60%	0.63%
Class A1 Shares	-1.78%	-	0.02%	7/31/2019
Class F Shares	-0.16%	1.17%	1.21%	10/17/2016
Class F3 Shares	0.09%	1.32%	1.34%	4/4/2017
Class I Shares	0.04%	1.28%	1.31%	10/17/2016
Class R5 Shares	0.04%	1.29%	1.32%	10/17/2016
Class R6 Shares	-0.01%	1.32%	1.36%	10/17/2016
Index
	1.34%	1.27%	1.16%	10/17/2016
ICE BofA U.S. Treasury Bill Index			2.43%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)			0.87%	7/31/2019

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Yoana N. Koleva, Partner and Portfolio Manager	2016
Andrew H. O’Brien, Partner and Portfolio Manager	2016
Kewjin Yuoh, Partner and Portfolio Manager	2016
Adam C. Castle, Partner and Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1)	A1	F, F3, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	$1,500/ No minimum	$1,500/ No minimum	N/A	$1 million/ No minimum
Invest-A-Matic Accounts(2)	$250/$50	$250/$50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	N/A	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its NAV. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration, high quality, investment grade debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade debt securities of various types. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. Under normal conditions, the Fund invests only in debt securities rated investment grade at the time of purchase. Investment grade debt securities are securities that have long-term ratings within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), short-term ratings within the three highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (P-1, P-2, P-3), Standard & Poor’s Ratings Services (A-1, A-2, A-3), or Fitch Ratings (F1, F2, F3), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund’s investments consist of:

• corporate debt securities of U.S. issuers, including commercial paper;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• structured securities and other hybrid instruments, including CLOs.

The Fund seeks to manage interest rate risk through its management of the average effective duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by

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one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The maturity of a security measures the time until final payment is due. Normally, the Fund seeks to maintain an overall dollar-weighted average maturity of two years or less. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

Under normal conditions, the Fund concentrates its investments in the financial services industry by investing more than 25% of its assets in securities issued by companies in the financial services industry. The Fund may, however, invest less than 25% of its assets in the financial services industry for temporary defensive purposes, as described in more detail below.

The investment grade debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund also may enter into repurchase agreements with maturities of less than 7 days. The Fund may invest in non U.S. dollar-denominated loans or securities.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio, as well as to manage portfolio duration or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on

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a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price before a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates.

• Swaps: The Fund may enter into interest rate, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the

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political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for

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them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may

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be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that Lord Abbett believes are appropriate or desirable.

• Concentration Risk: Because the Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed

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income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of

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securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an

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investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or

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substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom, and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement, or may be prevented from exercising such rights. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

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• Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices of goods or services throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

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• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for

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extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Any further exits from the

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EU may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in another country (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s invasion of Ukraine in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. While the Fund does not have significant investments in Russian securities, sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. Furthermore, if after investing in the Fund an investor is included on a sanctions list, the Fund may be required to cease any further dealings with the investor's interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. Although Lord Abbett expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by Lord Abbett’s or the Fund's activities or investors, which would adversely affect the Fund.

In addition, natural and environmental disasters, (e.g., earthquakes, tsunamis, hurricanes) , epidemics or pandemics, such as the COVID-19 outbreak, and systemic market dislocations such as those occurring in connection with the 2008 Global Financial Crisis, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

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The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern may continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75

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percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $196.0 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.0 billion for which Lord Abbett provides investment models to managed account sponsors as of February 28, 2023.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Yoana N. Koleva, Partner and Portfolio Manager, heads the Fund’s team. Ms. Koleva joined Lord Abbett in 2011. Additional members of the team are Andrew H. O’Brien, Partner and Portfolio Manager, Kewjin Yuoh, Partner and Portfolio Manager, and Adam C. Castle, Partner and Portfolio Manager. Messrs. O’Brien, Yuoh, and Castle joined Lord Abbett in 1998, 2010, and 2015, respectively. Ms. Koleva and Messrs. O’Brien, Yuoh, and Castle are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

The management fee is calculated at the annual rate of 0.17% on the Fund’s average daily net assets.

For the fiscal year ended November 30, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.17% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval of the Fund’s management agreement is available in the Fund’s semiannual report to shareholders for the six-month period ended May 31st.

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INFORMATION FOR MANAGING YOUR FUND ACCOUNT

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

• the amount you plan to invest;

• the length of time you expect to hold your investment;

• the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

• whether you qualify for any reduction or waiver of sales charges;

• whether you plan to take any distributions in the near future;

• the availability of the share class;

• the services that will be available to you; and

• the amount of compensation that your financial intermediary will receive.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class –Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all

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share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)
Front-End Sales Charge	None
CDSC

Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(2)	0.15% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: None
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds
Class A1 Shares
Availability	Available through certain eligible financial intermediaries that have an agreement with Lord Abbett Distributor
Front-End Sales Charge	Up to 1.50%; reduced or waived for large purchases and certain investors; eliminated for purchases of $250,000 or more(4)
CDSC	0.50% on redemptions made within eighteen months following purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds
Class F Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)
Automatic Conversion	None
Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

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Class F3 Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds
Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class I shares of most Lord Abbett Funds
Class R5 and R6 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class R5 or R6 shares, as applicable, of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; and for Class F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)

Ask your financial intermediary about the Lord Abbett Funds available for exchange. For Class A1 shares of the Fund that are exchanged into Class A shares of other Lord Abbett Funds, the payment schedule for 12b-1 fees and CDSCs will be determined based on the Class A1 shares that were exchanged.

(4)	The entire sales charge is paid to the financial intermediary.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares.

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Investment Minimums — Initial/Additional Investments
Class	A(1)	A1	F, F3, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	$1,500/No minimum	N/A	See below
Invest-A-Matic Accounts(2)	$250/$50	$250/$50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	N/A	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor, the Fund’s principal underwriter.

Additional Information about the Availability of Share Classes.

Eligible Fund
An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares of the Lord Abbett Funds are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of a Lord Abbett Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

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Class A1 Shares. Class A1 shares of the Lord Abbett Funds are available for orders made by or on behalf of financial intermediaries that have entered into an agreement with Lord Abbett Distributor specifically to offer Class A1 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

• Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

• Investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor.

• Financial institutions, on behalf of individual investors, that have an agreement to offer Class I shares across their investment platforms.

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• Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment.

• Participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

• Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

• Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

• Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class R5 and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

• employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

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• dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A1 Share Front-End Sales Charge. Front-end sales charges are applied only to Class A1 shares. You buy Class A1 shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A1 shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

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Front-End Sales Charge — Class A1 Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price
Less than $100,000	1.50%	1.52%	.9850	1.50%
$100,000 to $249,999	1.00%	1.01%	.9900	1.00%
$250,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A1 Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2. shares held for one year or more (Class A) or eighteen months or more (Class A1); and

3. shares held before the first anniversary of their purchase (Class A) or before the eighteen month anniversary of their purchase (Class A1).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, R5, and R6 shares are not subject to a CDSC.

Class A Share CDSC. If you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class A1 Share CDSC. If you buy Class A1 shares of the Fund under certain purchases at NAV (without a front-end sales charge), and you redeem any of the Class A1 shares before the first day of the month in which the eighteen-month anniversary of your purchase falls, a CDSC of 0.50% normally will be collected.

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SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A and A1 Share Front-End Sales Charge. You may purchase Class A and A1 shares of Lord Abbett Funds at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A and A1 shares may be purchased at a discount if you qualify under any of the following conditions:

• Larger Purchases – You may reduce or eliminate your Class A1 front-end sales charge by purchasing Class A1 shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A1 Share Front-End Sales Charge.”

• Rights of Accumulation – When purchasing shares of the Fund, a Purchaser (as defined below) may combine the value of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund currently owned with a new purchase of Class A1 shares of the Fund in order to reduce the sales charge on the new purchase (Class, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes). When purchasing shares of any other Eligible Fund, a Purchaser may combine the value of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any other Eligible Fund in order to reduce the sales charge on the new purchase (Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes).

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, F3, I, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, F3, I, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible

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Funds. You must inform the Fund and/ or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

• Letter of Intention – In order to reduce your Class A1 front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account; or a trust established by the individual as grantor. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A1 shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

• purchases of $250,000 or more (may be subject to a CDSC); and

• purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A and A1 shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

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CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A
Eligible mandatory distributions under the Internal Revenue Code of 1986, as amended (the “Code”)	A, A1
Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A
Death of the shareholder	A, A1
Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, A1

Sales Charge Waivers on Transfers between Accounts. Class A shares of any Lord Abbett Fund can be purchased at NAV under the following circumstances:

• Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

• Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or A1 shares of a Lord Abbett Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by that Lord Abbett Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment

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privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class
Fee(1)	A	A1(2)	F(3)	F3	I	R5	R6
Service	0.15%	0.25%	—	—	—	—	—
Distribution	—	—	0.10%	—	—	—	—

(1) The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2) For purchases of Class A1 shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, the 12b-1 payments shall commence 19 months after purchase.

(3) The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees

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attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A1 Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A1 Share Front-End Sales Charge” for more information.

Dealer Concessions Without a Front-End Sales Charge. Class A, F, I, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed, except as described above. Accordingly, there are no dealer concessions on these shares. Applicable sales charges (and corresponding dealer concessions) will apply upon exchanges to or from other Lord Abbett Funds.

For purchases of Class A1 shares, Lord Abbett Distributor may pay dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below (which may be subject to a CDSC). Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A1 shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV.

Dealer Concession Schedule — Class A1 Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A1 share investment as follows:
Class A1 Investments	Front-End Sales Charge*	Dealer’s Concession
$250,000 to $4,999,999	None	0.50%
$5 million to $9,999,999	None	0.25%
$10 million to $50 million	None	0.20%
Over $50 million	None	0.15%
* Class A1 shares purchased without a sales charge will be subject to a 0.50% CDSC if they are redeemed before the first day of the month in which the eighteen-month anniversary of the purchase falls.

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Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing

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arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

• establishing and maintaining individual accounts and records;

• providing client account statements; and

• providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than

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described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Regular Mail: Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489	Overnight Mail: Lord Abbett Funds Service Center Attention: 534489 500 Ross Street 154-0520 Pittsburgh, PA 15262

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

• Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

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• Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Fund may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Credit Opportunities Fund, Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund), provided that the fund shares to be acquired

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in the exchange are available to new investors in such other fund or share class. In addition, Class A1 shares can be exchanged for any Class A share that the investor is eligible to purchase. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

• Telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of a Lord Abbett Fund may be converted into (i.e., exchanged for) shares of a different class of that Lord Abbett Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

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The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

• Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

• Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during

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any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration, provided that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A medallion signature guarantee is designed to protect you from fraud.

In addition to the situation described above, the Fund generally will require a medallion signature guarantee on requests for redemption when:

• The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

• You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

• You request redemption proceeds to be payable to a bank other than the bank account of record or if the bank account has been updated within the last 15 days; or

• The redemption proceeds total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the

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Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below.

Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

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For investing
Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1) In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

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For selling shares
Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or A1 must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A1 Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A1 shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

• Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

• Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

• No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Account Statements. Every investor automatically receives quarterly account statements.

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Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by third-party pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also

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generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Frequent Trading Policy and Procedures” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett, as the Fund’s “valuation designee”, subject to oversight by the Board, and in accordance with the Fund’s valuation procedures, pursuant to Rule 2a-5 under the 1940 Act. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. Lord Abbett may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. Lord Abbett determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Frequent Trading Policy and Procedures. Excessive, short-term or market timing trading practices (‘‘frequent trading’’) have the potential to disrupt management of a fund, raise its expenses, and harm long-term shareholders in a variety of ways, or to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Fund’s Board has evaluated the risks of frequent trading activities by the Fund’s shareholders and has determined that because the Fund invests primarily in

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highly liquid, short-term debt instruments and was designed with the expectation that shareholders will not hold Fund shares as long-term investments, it is unlikely that frequent trading would negatively affect the Fund or its shareholders. As a result, the Fund’s Board has not adopted policies and procedures to detect or deter frequent trading in the Fund.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett Fund, please read the prospectus of the other fund.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest

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in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. The Fund expects to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by

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check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally

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required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012.You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares with operations during the fiscal periods indicated and shares outstanding as of the end of the most recent fiscal year.

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ULTRA SHORT BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$10.00	$0.12	$(0.18)	$(0.06)	$(0.14)	$9.80
11/30/2021	10.04	0.03	(0.03)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.01 (d)	0.12	(0.11)	10.04
11/30/2019	10.00	0.24	0.03	0.27	(0.24)	10.03
11/30/2018	10.01	0.21	(0.02)	0.19	(0.20)	10.00
Class A1
11/30/2022	10.00	0.09	(0.16)	(0.07)	(0.13)	9.80
11/30/2021	10.04	0.02	(0.03)	(0.01)	(0.03)	10.00
11/30/2020	10.03	0.07	0.04 (d)	0.11	(0.10)	10.04
7/31/2019 to 11/30/2019(e)	10.02	0.05	0.03	0.08	(0.07)	10.03
Class F
11/30/2022	10.00	0.10	(0.16)	(0.06)	(0.14)	9.80
11/30/2021	10.04	0.04	(0.04)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.02 (d)	0.13	(0.12)	10.04
11/30/2019	10.00	0.25	0.03	0.28	(0.25)	10.03
11/30/2018	10.01	0.22	(0.02)	0.20	(0.21)	10.00
Class F3
11/30/2022	10.00	0.15	(0.19)	(0.04)	(0.16)	9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.11	0.03 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00
Class I
11/30/2022	10.00	0.18	(0.23)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	9.99	0.26	0.04	0.30	(0.26)	10.03
11/30/2018	10.01	0.23	(0.03)	0.20	(0.22)	9.99
Class R5
11/30/2022	10.00	0.10	(0.15)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00

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ULTRA SHORT BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:						Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2022	(0.62)	0.43		0.44		1.18		$5,193,143	48
11/30/2021	(0.03)	0.43		0.43		0.34		10,038,159	72
11/30/2020	1.25	0.42		0.45		1.14		12,300,460	93
11/30/2019	2.87	0.41		0.48		2.39		11,938,003	46
11/30/2018	1.84	0.40		0.49		2.11		6,688,131	23
Class A1
11/30/2022	(0.72)	0.54		0.54		0.95		3,869	48
11/30/2021	(0.13)	0.53		0.53		0.24		13,240	72
11/30/2020	1.15	0.52		0.54		0.74		19,403	93
7/31/2019 to 11/30/2019(e)	0.79 (f)	0.48	(g)	0.55	(g)	1.56	(g)	2,860	46
Class F
11/30/2022	(0.57)	0.39		0.39		1.03		1,280,935	48
11/30/2021	0.02	0.38		0.38		0.38		5,349,686	72
11/30/2020	1.30	0.37		0.40		1.15		7,109,132	93
11/30/2019	2.82	0.36		0.43		2.47		6,539,665	46
11/30/2018	1.98	0.35		0.44		2.18		4,603,442	23
Class F3
11/30/2022	(0.43)	0.24		0.24		1.52		759,273	48
11/30/2021	0.16	0.24		0.24		0.53		519,235	72
11/30/2020	1.45	0.25		0.26		1.13		804,537	93
11/30/2019	2.97	0.22		0.29		2.62		282,582	46
11/30/2018	2.13	0.22		0.30		2.27		271,727	23
Class I
11/30/2022	(0.47)	0.28		0.28		1.80		3,872,022	48
11/30/2021	0.12	0.28		0.28		0.49		1,285,378	72
11/30/2020	1.40	0.27		0.30		1.35		1,258,215	93
11/30/2019	3.03	0.26		0.33		2.56		1,803,798	46
11/30/2018	1.99	0.25		0.35		2.32		1,291,802	23
Class R5
11/30/2022	(0.47)	0.28		0.29		1.05		131	48
11/30/2021	0.12	0.28		0.28		0.49		592	72
11/30/2020	1.41	0.27		0.30		1.31		784	93
11/30/2019	2.94	0.26		0.33		2.63		1,369	46
11/30/2018	2.11	0.25		0.35		2.29		1,716	23

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ULTRA SHORT BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R6
11/30/2022	$10.00	$0.15	$(0.19)	$(0.04)	$(0.16)	$9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.12	0.02 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.24	(0.03)	0.21	(0.22)	10.00

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Amount less than $0.01.

(d) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(e) Commenced on July 31, 2019.

(f) Not annualized.

(g) Annualized.

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ULTRA SHORT BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R6
11/30/2022	(0.43)	0.24	0.24	1.52	$68,773	48
11/30/2021	0.16	0.24	0.24	0.54	86,964	72
11/30/2020	1.45	0.25	0.26	1.17	65,008	93
11/30/2019	2.96	0.22	0.29	2.55	11,572	46
11/30/2018	2.13	0.23	0.30	2.35	7,075	23

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APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

• Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in

APPENDIX

the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

APPENDIX

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

APPENDIX

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets

APPENDIX

held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Lord Abbett Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the

APPENDIX

plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

APPENDIX

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

APPENDIX

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

APPENDIX

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

D.A. DAVIDSON

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

APPENDIX

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPCO

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

APPENDIX

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

BAIRD

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and

APPENDIX

CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Lord Abbett Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Lord Abbett Fund assets held by accounts within the purchaser’s household at Baird. Eligible Lord Abbett Fund assets not held at Baird may be included in the rights of

APPENDIX

accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Lord Abbett Funds through Baird, over a 13-month period of time

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust

Lord Abbett Ultra Short Bond Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	USB-1 (04/23)
Investment Company Act File Number: 811-07988

STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 2023

LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Balanced Opportunity Fund				Lord Abbett Core Fixed Income Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LABFX	R2	BLAQX	A	LCRAX	R2	LCRQX
C	BFLAX	R3	BLARX	C	LCRCX	R3	LCRRX
F	BLAFX	R4	BLASX	F	LCRFX	R4	LCRSX
F3	LOBFX	R5	BLATX	F3	LCROX	R5	LCRTX
I	LABYX	R6	BLAVX	I	LCRYX	R6	LCRVX
P	LABPX			P	N/A

Lord Abbett Multi-Asset Income Fund				Lord Abbett Core Plus Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	ISFAX	R2	LIGQX	A	LAPLX	R2	N/A
C	ISFCX	R3	LIXRX	C	LAPCX	R3	LAPQX
F	LIGFX	R4	LIXSX	F	LPLFX	R4	LAPUX
F3	ISFOX	R5	LIXTX	F3	LOPLX	R5	LAPVX
I	ISFYX	R6	LIXVX	I	LAPIX	R6	LAPWX
P	N/A

Lord Abbett Convertible Fund				Lord Abbett Corporate Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LACFX	R2	LBCQX	A	LBCAX	R2	LCBQX
C	LACCX	R3	LCFRX	C	LBCCX	R3	LRCBX
F	LBFFX	R4	LCFSX	F	LCCFX	R4	LBCSX
F3	LOCFX	R5	LCFTX	F3	LBCOX	R5	LBCUX
I	LCFYX	R6	LCFVX	I	LICIX	R6	LBCVX
P	LCFPX

Lord Abbett Floating Rate Fund				Lord Abbett Short Duration Core Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LFRAX	R2	LFRRX	A	LDCAX	R2	N/A
C	LARCX	R3	LRRRX	C	LDCCX	R3	LDCRX
F	LFRFX	R4	LRRKX	F	LDCFX	R4	LSCSX
F3	LFROX	R5	LRRTX	F3	LSCOX	R5	LSCUX
I	LFRIX	R6	LRRVX	I	LSCIX	R6	LDCVX

Lord Abbett High Yield Fund				Lord Abbett Short Duration Income Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LHYAX	R2	LHYQX	A	LALDX	R2	LDLQX
C	LHYCX	R3	LHYRX	C	LDLAX	R3	LDLRX
F	LHYFX	R4	LHYSX	F	LDLFX	R4	LDLKX
F3	LHYOX	R5	LHYTX	F3	LOLDX	R5	LDLTX
I	LAHYX	R6	LHYVX	I	LLDYX	R6	LDLVX
P	LHYPX			P	N/A

Lord Abbett Income Fund				Lord Abbett Total Return Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LAGVX	R2	LAUQX	A	LTRAX	R2	LTRQX
C	LAUSX	R3	LAURX	C	LTRCX	R3	LTRRX
F	LAUFX	R4	LAUKX	F	LTRFX	R4	LTRKX
F3	LOGVX	R5	LAUTX	F3	LTROX	R5	LTRTX
I	LAUYX	R6	LAUVX	I	LTRYX	R6	LTRHX
P	N/A			P	LTRPX

Lord Abbett Inflation Focused Fund				Lord Abbett Ultra Short Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LIFAX	R2	LIFQX	A	LUBAX	I	LUBYX
C	LIFCX	R3	LIFRX	A1	LUSNX	R5	LUBVX
F	LIFFX	R4	LIFKX	F	LUBFX	R6	LUBWX
F3	LIFOX	R5	LIFTX	F3	LUBOX
I	LIFIX	R6	LIFVX

This SAI is not a prospectus. A prospectus may be obtained from your financial intermediary or from the Distributor at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI is divided into two Parts - Part I and Part II. Part I contains information that is particular to the Funds offered in this SAI, and should be read in conjunction with the prospectus for Lord Abbett Investment Trust, dated April 1, 2023, as supplemented from time to time. Part I includes information about the Funds, including investment policies, management fees paid by the Funds, and information about other fees applicable to and services provided to the Funds. Part II contains additional information that more generally applies to the Lord Abbett Funds.

Each Fund’s audited financial statements are incorporated into this SAI  by reference to the Funds’ most recent annual report. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

PART I

PAGE

1.	GLOSSARY	1-1
2.	FUND INFORMATION	2-1
3.	INVESTMENT POLICIES	3-1
4.	FUND INVESTMENTS	4-1
5.	BOARD MEMBERS	5-1
6.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	6-1
7.	PORTFOLIO MANAGER INFORMATION	7-1
8.	SECURITIES LENDING	8-1
9.	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	9-1
10.	FINANCIAL STATEMENTS	10-1

1.
GLOSSARY

Lord Abbett Investment Trust is comprised of the following Funds:

Lord Abbett Multi-Asset Balanced Opportunity Fund: Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Income Fund: Multi-Asset Income Fund

Lord Abbett Convertible Fund: Convertible Fund

Lord Abbett Core Fixed Income Fund: Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund: Core Plus Bond Fund

Lord Abbett Corporate Bond Fund: Corporate Bond Fund

Lord Abbett Floating Rate Fund: Floating Rate Fund

Lord Abbett High Yield Fund: High Yield Fund

Lord Abbett Income Fund: Income Fund

Lord Abbett Inflation Focused Fund: Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund: Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund: Short Duration Income Fund

Lord Abbett Total Return Fund: Total Return Fund

Lord Abbett Ultra Short Bond Fund: Ultra Short Bond Fund

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Credit Opportunities Fund: Credit Opportunities Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Floating Rate High Income Fund: Floating Rate High Income Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Special Situations Income Fund: Special Situations Income Fund

Lord Abbett Trust I: Trust I

Part I

1-1

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

Part I

1-2

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Trustees
Board Member(s)	Trustee(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
CPO	Commodity pool operator
Distributor	Lord Abbett Distributor LLC
Fund(s)	Each separate investment portfolio of a Registrant or, if a Registrant has only a single investment portfolio, the Registrant
Fund(s)-of-Funds	Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund
Independent Board Member(s)	Trustee(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Interested Board Member(s)	Trustee(s) of the Board who are not Independent Board Members
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investors Service, Inc.
NYSE	New York Stock Exchange
Registrant	Investment Trust
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
Underlying Funds	Affiliated mutual funds managed by Lord Abbett

Part I

1-3

2.
FUND INFORMATION

The Registrant is an open-end management investment company registered under the 1940 Act. All Funds are diversified within the meaning of the 1940 Act. The tables below set forth information about the Registrant’s organization and portfolio turnover information for certain Funds.

Registrant Organization

Registrant	Form of Organization	Date of Organization	Number of Funds	Shares Available for Issuance
Investment Trust	Delaware statutory trust	August 16, 1993	14	Unlimited

Portfolio Turnover

Fund	Fiscal Year 2021 Turnover Rate	Fiscal Year 2022 Turnover Rate
Convertible Fund	154%	165%
Core Fixed Income Fund	492%	541%
Core Plus Bond Fund	258%	407%
Short Duration Core Bond Fund	220%	176%
Total Return Fund	393%	461%

The changes in portfolio turnover over the last two fiscal years for each Fund included in the table above were primarily due to trading strategies employed by the Fund’s portfolio management team in response to market conditions and shareholder cash flow activity, and not reflective of a material change in the Fund’s principal investment strategies.

Part I

2-1

3.
INVESTMENT POLICIES

Fundamental Investment Restrictions. Each Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares,”1 except for the investment objective of each of Corporate Bond Fund and Short Duration Core Bond Fund, which may be changed by the Board without shareholder approval. Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of each Fund’s outstanding shares.

Each Fund may not:

1. borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)2 in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,3 and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

2. pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);4

3. engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4. with respect to Core Plus Bond Fund, Corporate Bond Fund, and Short Duration Core Bond Fund, make loans to other persons, except that (i) the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

with respect to Floating Rate Fund, make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan interests (including novations, assignments, and participations), bank certificates of deposit, acceptances, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

1   A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2]  The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

3  SEC staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4]  For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

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with respect to Inflation Focused Fund, make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;
with respect to each Fund except Core Plus Bond Fund, Floating Rate Fund, and Inflation Focused Fund, make loans to other persons, except that (i) the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

5. buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a CPO under the CEA as, for example, with futures contracts);

6. with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Fund-of-Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;5

7. with respect to Convertible Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, and Short Duration Income Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

8. with respect to Corporate Bond Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry;

9. with respect to Core Fixed Income Fund, Core Plus Bond Fund, Short Duration Core Bond Fund, and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities, and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

10. with respect to Ultra Short Bond Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities, and the financial services industry); or

11. issue senior securities to the extent such issuance would violate applicable law.6

[5]  For purposes of this fundamental investment restriction, the term “gross assets” means “total assets.”

[6]  Current federal securities laws prohibit each Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

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Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis. For purposes of these restrictions, the Funds, with the exception of Ultra Short Bond Fund, do not consider mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

Non-Fundamental Investment Restriction. Each Fund also is subject to the following non-fundamental investment restriction that may be changed by the Registrant’s Board without shareholder approval.

Each Fund may not invest in securities issued by other investment companies as defined in the 1940 Act, except to the extent permitted by applicable law. A Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

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4.
FUND INVESTMENTS

The following table identifies the investment types and techniques that Lord Abbett may use in managing the Funds. A more detailed description of these investment types and techniques, along with the risks associated with each, is contained in the “Additional Information on Portfolio Investments, Risks, and Techniques” section of Part II. A Fund may use any or all of these investment types and techniques indicated below at any one time, and the fact that a Fund may use a particular investment type or technique does not mean that it will be used. A Fund’s transactions in a particular investment type or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Funds’ prospectus and in this SAI, as well as the federal securities laws. A Fund may receive instruments or investments not contemplated herein through the conversion or exchange of a permissible investment or as a result of the reorganization or bankruptcy of the issuer of an otherwise permissible investment, and the Fund may hold or dispose of these instruments or investments at its discretion.

Please refer to the applicable Fund’s prospectus and the fundamental and non-fundamental investment restrictions in the “Investment Policies” section of Part I for more information on any applicable limitations.

MULTI-ASSET FUNDS
Investment Type
	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Bank Loans	X	X
Cash/Short-Term Instruments and Money Market Investments	X	X
Convertible Securities	X	X
Synthetic Convertible Securities	X	X
Debt Securities	X	X
High-Yield Debt Securities	X	X
Municipal Bonds	X	X
Non-U.S. Gov’t and Supranational Debt Securities	X	X
U.S. Government Securities	X	X
Zero Coupon Bonds	X	X
Depositary Receipts	X	X
Derivatives	X	X
Commodity-Related Investments	X	X
Credit Default Swaps and Similar Instruments	X	X
Forward Contracts	X	X
Futures Contracts	X	X
Options Contracts	X	X
Swap Agreements	X	X
Equity Securities	X	X
Common Stocks	X	X
IPOs	X	X
Preferred Stocks	X	X
Warrants and Rights	X	X
Foreign Currency Transactions	X	X
Foreign Securities	X	X
Emerging Market Securities	X	X
Illiquid Securities	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized	X	X

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MULTI-ASSET FUNDS
Investment Type
	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Obligations
Other Investment Companies	X	X
REITs	X	X
Short Sales	X	X
Structured Notes and Other Hybrid Instruments	X	X

FIXED INCOME FUNDS
Investment Type
	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund	Corporate Bond Fund
Bank Loans		X	X	X
Cash/Short-Term Instruments and Money Market Investments	X	X	X	X
Convertible Securities	X	X	X
Synthetic Convertible Securities	X	X	X
Debt Securities	X	X	X	X
High-Yield Debt Securities	X	X	X	X*
Municipal Bonds	X	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities		X	X	X
U.S. Government Securities	X	X	X	X
Zero Coupon Bonds	X	X	X	X
Depositary Receipts	X	X	X	X
Derivatives	X	X	X	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X	X	X	X
Forward Contracts	X	X	X	X
Futures Contracts	X	X	X	X
Options Contracts	X	X	X	X
Swap Agreements	X	X	X	X
Equity Securities	X
Common Stocks	X
IPOs	X
Preferred Stocks	X
Warrants and Rights	X
Foreign Currency Transactions	X	X	X	X
Foreign Securities	X	X	X	X
Emerging Market Securities	X	X	X	X
Illiquid Securities	X	X	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations		X	X	X
Other Investment Companies	X	X	X	X
REITs	X	X	X	X
Short Sales	X	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X	X

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FIXED INCOME FUNDS
Investment Type
	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund
Bank Loans	X	X	X	X
Cash/Short-Term Instruments and Money Market Investments	X	X	X	X
Convertible Securities	X	X	X	X
Synthetic Convertible Securities	X	X	X	X
Debt Securities	X	X	X	X
High-Yield Debt Securities	X	X	X	X
Municipal Bonds	X	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities		X	X	X
U.S. Government Securities	X	X	X	X
Zero Coupon Bonds	X	X	X	X
Depositary Receipts	X	X	X	X
Derivatives	X	X	X	X
Commodity-Related Investments				X
Credit Default Swaps and Similar Instruments	X	X	X	X
Forward Contracts	X	X	X	X
Futures Contracts	X	X	X	X
Options Contracts	X	X	X	X
Swap Agreements	X	X	X	X
Equity Securities	X	X	X	X
Common Stocks	X	X
IPOs	X	X
Preferred Stocks	X	X	X	X
Warrants and Rights		X	X	X
Foreign Currency Transactions	X	X	X	X
Foreign Securities	X	X	X	X
Emerging Market Securities	X	X	X	X
Illiquid Securities	X	X	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations	X	X	X	X
Other Investment Companies	X	X	X	X
REITs	X	X	X	X
Short Sales	X	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X	X

FIXED INCOME FUNDS
Investment Type
	Short Duration Core Bond Fund	Short Duration Income Fund	Total Return Fund	Ultra Short Bond Fund
Bank Loans	X	X	X	X
Cash/Short-Term Instruments and	X	X	X	X

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FIXED INCOME FUNDS
Investment Type
	Short Duration Core Bond Fund	Short Duration Income Fund	Total Return Fund	Ultra Short Bond Fund
Money Market Investments
Convertible Securities		X	X
Synthetic Convertible Securities		X	X
Debt Securities	X	X	X	X
High-Yield Debt Securities	X*	X	X	X*
Municipal Bonds	X	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities	X	X	X	X
U.S. Government Securities	X	X	X	X
Zero Coupon Bonds	X	X	X	X
Depositary Receipts	X	X	X
Derivatives	X	X	X	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X	X	X	X
Forward Contracts	X	X	X	X
Futures Contracts	X	X	X	X
Options Contracts	X	X	X	X
Swap Agreements	X	X	X	X
Equity Securities		X	X
Common Stocks
IPOs
Preferred Stocks		X	X
Warrants and Rights		X	X
Foreign Currency Transactions	X	X	X	X
Foreign Securities	X	X	X	X
Emerging Market Securities	X	X	X	X
Illiquid Securities	X	X	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations	X	X	X	X
Other Investment Companies	X	X	X	X
REITs	X	X	X	X
Short Sales	X	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X	X

*Each of Corporate Bond Fund, Short Duration Core Bond Fund, and Ultra Short Bond Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if it purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

Related Additional Investment Restrictions

In addition to the principal investment strategies (and related restrictions) discussed in the Funds’ prospectus, each Fund may use other investment techniques in seeking to achieve its investment objective, as set forth in the table above. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see ‘‘Additional Information on Portfolio Investments, Risks, and Techniques’’ in Part II of the SAI for more information on these and the other investment techniques that may be used by the Funds.

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Borrowing Money. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund may be more volatile and other investment risks will tend to be compounded.

Each Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including, by way of example, derivatives transactions and reverse repurchase agreements. A Fund will generally not treat derivative transactions as borrowings of money.

Direct Investments by Funds-of-Funds. The Underlying Funds of each Fund-of-Funds are listed in “Appendix B: Underlying Funds of the Funds-of-Funds” of the Fund-of-Fund’s prospectus. Please refer to Appendix B and each Underlying Fund’s prospectus for information about the applicable investment restrictions of the Underlying Funds.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that a Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. In determining the liquidity of an investment, a Fund may consider, among other things, the relevant market, trading and investment specific considerations of the security, including anticipated trading sizes.

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5.
BOARD MEMBERS

The Board Members of the Registrant are also Board Members of each of the Lord Abbett Funds, which collectively consist of 63 funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Board Members and the total compensation paid by all Lord Abbett Funds to the Independent Board Members, including amounts payable but deferred at the option of each Independent Board Member. No Interested Board Member or officer of the Lord Abbett Funds received any compensation from the Funds for acting as a Board Member or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Board Members	For the Fiscal Year Ended November 30, 2022 Aggregate Compensation Accrued by the Registrant[1]	Total Compensation Paid by the Lord Abbett Funds[2]
Evelyn E. Guernsey	$212,256	$443,481
Julie A. Hill	220,829	466,361
Kathleen M. Lutito	215,751	457,348
James M. McTaggart	211,356	446,849
Charles O. Prince	215,728	457,348
Karla M. Rabusch	218,782	465,113
Lorin Patrick Taylor Radtke	200,069	421,849
Leah Song Richardson	201,311	424,014
Mark A. Schmid	214,486	455,183
James L.L. Tullis	288,944	608,014

1 Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board Members. The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis are $0, $42,852, $215,751, $83,324, $142,381, $0, $140,048, $11,903, $0, and $0, respectively.

2 The second column shows total compensation, including the types of compensation described in the “For the Fiscal Year Ended November 30, 2022 Aggregate Compensation Accrued by the Registrant” column, accrued by all Lord Abbett Funds for the calendar year ended December 31, 2022, including fees of Independent Board Members that have been deferred.

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Fund Ownership

The following table sets forth certain information about the dollar range of equity securities beneficially owned by each Board Member in the Registrant and all other Lord Abbett Funds as of December 31, 2022. The amounts shown include deferred compensation (including interest) to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Dollar Range of Equity Securities
Board Members	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund	Convertible Fund	Core Fixed Income Fund
Independent Trustees
Evelyn E. Guernsey	$10,001 - $50,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Julie A. Hill	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	10,001 - $50,000
Kathleen M. Lutito	$1 - $10,000	$1 - $10,000	Over $100,000	$1 - $10,000
James M. McTaggart	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Charles O. Prince	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Karla M. Rabusch	$1 - $10,000	$1 - $10,000	Over $100,000	$1 - $10,000
Lorin Patrick Taylor Radtke	None	None	None	None
Leah Song Richardson	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Mark A. Schmid	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
James L.L. Tullis	$1 - $10,000	$1 - $10,000	None	None
Interested Trustee
Douglas B. Sieg	$10,001 - $50,000	None	None	None

Dollar Range of Equity Securities
Board Members	Core Plus Bond Fund	Corporate Bond Fund	Floating Rate Fund	High Yield Fund
Independent Trustees
Evelyn E. Guernsey	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000
Julie A. Hill	$1 - $10,000	$1 - $10,000	$50,001 - $100,000	$50,001 - $100,000
Kathleen M. Lutito	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
James M. McTaggart	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	Over $100,000
Charles O. Prince	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Karla M. Rabusch	$1 - $10,000	$1 - $10,000	Over $100,000	Over $100,000
Lorin Patrick Taylor Radtke	None	None	None	$10,001 - $50,000
Leah Song Richardson	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Mark A. Schmid	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
James L.L. Tullis	None	None	None	None
Interested Trustee
Douglas B. Sieg	None	None	None	None

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Dollar Range of Equity Securities
Board Members	Income Fund	Inflation Focused Fund	Short Duration Core Bond Fund	Short Duration Income Fund
Independent Trustees
Evelyn E. Guernsey	$1 - $10,000	$1 - $10,000	$1 - $10,000	$50,001 - $100,000
Julie A. Hill	$10,001 - $50,000	$1 - $10,000	$1 - $10,000	Over $100,000
Kathleen M. Lutito	$1 - $10,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
James M. McTaggart	$1 - $10,000	$1 - $10,000	$1 - $10,000	$50,001 - $100,000
Charles O. Prince	$1 - $10,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Karla M. Rabusch	Over $100,000	$1 - $10,000	$1 - $10,000	Over $100,000
Lorin Patrick Taylor Radtke	None	None	None	None
Leah Song Richardson	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Mark A. Schmid	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
James L.L. Tullis	None	Over $100,000	None	Over $100,000
Interested Trustee
Douglas B. Sieg	None	None	None	None

Dollar Range of Equity Securities
Board Members	Total Return Fund	Ultra Short Bond Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett Funds
Independent Trustees
Evelyn E. Guernsey	$1 - $10,000	$10,001 - $50,000	Over $100,000
Julie A. Hill	$10,001 - $50,000	Over $100,000	Over $100,000
Kathleen M. Lutito	$1 - $10,000	Over $100,000	Over $100,000
James M. McTaggart	$1 - $10,000	$10,001 - $50,000	Over $100,000
Charles O. Prince	$1 - $10,000	$1 - $10,000	Over $100,000
Karla M. Rabusch	$1 - $10,000	$1 - $10,000	Over $100,000
Lorin Patrick Taylor Radtke	None	$50,001 - $100,000	Over $100,000
Leah Song Richardson	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Mark A. Schmid	$1 - $10,000	$10,001 - $50,000	Over $100,000
James L.L. Tullis	None	None	Over $100,000
Interested Trustee
Douglas B. Sieg	None	None	Over $100,000

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Committee Meetings

The following table sets forth the number of times each committee of the Board met during the most recent fiscal year:

Fiscal Year Ended	Audit Committee	ESG and Proxy Committee[1]	Governance Committee[2]	Contract Committee[3]	Compensation Committee[4]	Investment Committee[5]
November 30, 2022	4	4	4	2	1	3

1 Effective March 31, 2022, the Proxy Committee was renamed the ESG and Proxy Committee.

2 Effective March 31, 2022, the Nominating and Governance Committee was renamed the Governance Committee.

3 Effective March 31, 2022, the Contract Committee was eliminated, with its responsibilities assumed by the Independent Board Members, acting as a whole.

4 Effective March 31, 2022, the Compensation Committee was eliminated, with its responsibilities assumed by the Governance Committee.

5 The Investment Committee was organized on March 31, 2022.

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6.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

For more information on Lord Abbett, please see the “Investment Adviser” section of Part II.

Lord Abbett is each Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreements between Lord Abbett and Investment Trust, on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

For certain Funds, Lord Abbett has contractually agreed to waive a portion of its fees and reimburse certain expenses. These agreements may be terminated only by the Funds’ Board.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Rule 12b-1 Plan expenses, Independent Board Members’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Management Fee Rates
The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund	0.10%
Convertible Fund
First $1 billion	0.70%
Next $1 billion	0.60%
Over $2 billion	0.57%
Core Fixed Income Fund
First $1 billion	0.24%
Next $1 billion	0.21%
Over $2 billion	0.20%
Core Plus Bond Fund and Total Return Fund
First $4 billion	0.28%
Next $11 billion	0.26%
Over $15 billion	0.25%
Corporate Bond Fund
First $2 billion	0.40%
Over $2 billion	0.35%
Floating Rate Fund
First $1 billion	0.50%
Over $1 billion	0.45%

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High Yield Fund
First $1 billion	0.60%
Next $1 billion	0.55%
Over $2 billion	0.50%
Income Fund
First $3 billion	0.38%
Next $7 billion	0.35%
Over $10 billion	0.34%
Inflation Focused Fund
First $2 billion	0.30%
Next $3 billion	0.28%
Over $5 billion	0.26%
Short Duration Core Bond Fund
First $1 billion	0.30%
Next $1 billion	0.25%
Over $2 billion	0.20%
Short Duration Income Fund
First $1 billion	0.35%
Next $1 billion	0.30%
Over $2 billion	0.25%
Ultra Short Bond Fund	0.17%

Management Fees Paid to Lord Abbett

The following tables set forth the management fees each Fund paid to Lord Abbett (taking into account any management fee waivers) for the last three fiscal years ended November 30th:

	2020
	Gross Management Fees	Management Fees Waived	Net Management Fees
Multi-Asset Balanced Opportunity Fund	$2,334,882	$0	$2,334,882
Multi-Asset Income Fund	1,181,500	0	1,181,500
Convertible Fund	6,165,978	0	6,165,978
Core Fixed Income Fund	4,119,154	0	4,119,154
Core Plus Bond Fund	728,028	(289,755)	438,273
Corporate Bond Fund	39,441	(39,441)	0
Floating Rate Fund	32,599,692	0	32,599,692
High Yield Fund	38,089,060	0	38,089,060
Income Fund	10,460,718	0	10,460,718
Inflation Focused Fund	2,299,443	0	2,299,443
Short Duration Core Bond Fund	222,168	(222,168)	0
Short Duration Income Fund	137,354,790	0	137,354,790
Total Return Fund	11,578,415	0	11,578,415
Ultra Short Bond Fund[1]	37,042,897	(2,997,362)	34,045,535

	2021
	Gross Management Fees	Management Fees Waived	Net Management Fees
Multi-Asset Balanced Opportunity Fund	$2,724,186	$0	$2,724,186

Part I

6-2

	2021
	Gross Management Fees	Management Fees Waived	Net Management Fees
Multi-Asset Income Fund	1,289,982	0	1,289,982
Convertible Fund	11,024,766	0	11,024,766
Core Fixed Income Fund	4,586,688	0	4,586,688
Core Plus Bond Fund	864,633	(110,279)	754,354
Corporate Bond Fund	46,185	(46,185)	0
Floating Rate Fund	28,489,454	0	28,489,454
High Yield Fund	41,436,957	0	41,436,957
Income Fund	11,447,978	0	11,447,978
Inflation Focused Fund	5,590,754	0	5,590,754
Short Duration Core Bond Fund	505,303	(304,956)	200,347
Short Duration Income Fund	150,704,642	0	150,704,642
Total Return Fund	11,667,743	0	11,667,743
Ultra Short Bond Fund[1]	32,791,962	(966)	32,790,996

	2022
	Gross Management Fees	Management Fees Waived	Net Management Fees
Multi-Asset Balanced Opportunity Fund	$2,312,061	$0	$2,312,061
Multi-Asset Income Fund	1,119,170	0	1,119,170
Convertible Fund	7,788,685	0	7,788,685
Core Fixed Income Fund	4,295,603	0	4,295,603
Core Plus Bond Fund	1,283,530	(19,191)	1,264,339
Corporate Bond Fund	28,570	(28,570)	0
Floating Rate Fund	35,098,601	0	35,098,601
High Yield Fund	30,625,080	0	30,625,080
Income Fund	10,563,432	0	10,563,432
Inflation Focused Fund	10,660,691	0	10,660,691
Short Duration Core Bond Fund	718,054	(433,843)	284,211
Short Duration Income Fund	144,173,024	0	144,173,024
Total Return Fund	9,676,666	0	9,676,666
Ultra Short Bond Fund[1]	24,407,067	0	24,407,067

1 Before April 1, 2020, the management fee for Ultra Short Bond Fund was calculated at 0.20%.

Contractual Fee Waivers and Expense Limitations

Lord Abbett has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to limit each Fund’s total net annual operating expenses (excluding certain expenses such as fees under a Rule 12b-1 Plan and acquired fund fees and expenses) to the annual rates set forth in the following table. This agreement may be terminated only by the Fund’s Board.

	Contract Period	Class F3 and R6	All Other Share Classes
Core Plus Bond Fund	April 1, 2023 - March 31, 2024	0.40%	0.48%
Corporate Bond Fund	April 1, 2023 - March 31, 2024	0.38%	0.48%
Short Duration Core Bond Fund	April 1, 2023 - March 31, 2024	0.30%	0.40%

Part I

6-3

As to Core Fixed Income Fund and Total Return Fund, for the period from April 1, 2023 through March 31, 2024, Lord Abbett has contractually agreed to waive each Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets.

Administrative Services Fees Paid to Lord Abbett
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. The following table sets forth the administrative services fees each Fund paid to Lord Abbett for the last three fiscal years ended November 30th:

	2020
	Gross Administrative Fees	Administrative Fees Voluntarily Waived	Net Administrative Fees
Multi-Asset Balanced Opportunity Fund	$933,953	$(29,504)	$904,449
Multi-Asset Income Fund	472,600	(17,118)	455,482
Convertible Fund	355,984	(13,630)	342,354
Core Fixed Income Fund	727,584	(27,514)	700,070
Core Plus Bond Fund	104,004	(17,988)	86,016
Corporate Bond Fund	3,944	(3,944)	0
Floating Rate Fund	2,853,306	(97,672)	2,755,634
High Yield Fund	2,927,125	(104,897)	2,822,228
Income Fund	1,101,128	(56,394)	1,044,734
Inflation Focused Fund	306,592	(50,372)	256,220
Short Duration Core Bond Fund	29,622	(7,649)	21,973
Short Duration Income Fund	21,736,766	(499,308)	21,237,458
Total Return Fund	1,658,309	(77,989)	1,580,320
Ultra Short Bond Fund	8,211,480	(181,355)	8,030,125

	2021
	Gross Administrative Fees	Administrative Fees Voluntarily Waived	Net Administrative Fees
Multi-Asset Balanced Opportunity Fund	$1,089,674	$(56,778)	$1,032,896
Multi-Asset Income Fund	515,993	(43,923)	472,070
Convertible Fund	668,318	(30,651)	637,667
Core Fixed Income Fund	817,346	(58,791)	758,555
Core Plus Bond Fund	123,519	(31,589)	91,930
Corporate Bond Fund	4,618	(4,618)	0
Floating Rate Fund	2,487,951	(126,468)	2,361,483
High Yield Fund	3,194,957	(137,851)	3,057,106
Income Fund	1,206,557	(50,241)	1,156,316
Inflation Focused Fund	755,157	(57,593)	697,564
Short Duration Core Bond Fund	67,374	(15,839)	51,535
Short Duration Income Fund	23,872,743	(551,741)	23,321,002
Total Return Fund	1,671,960	(112,144)	1,559,816
Ultra Short Bond Fund	7,715,756	(271,051)	7,444,705

Part I

6-4

	2022
	Gross Administrative Fees	Administrative Fees Voluntarily Waived	Net Administrative Fees
Multi-Asset Balanced Opportunity Fund	$924,824	$(94,132)	$830,692
Multi-Asset Income Fund	447,668	(33,146)	414,522
Convertible Fund	453,380	(63,898)	389,482
Core Fixed Income Fund	761,380	(31,672)	729,708
Core Plus Bond Fund	183,362	(5,925)	177,437
Corporate Bond Fund	2,857	(2,857)	0
Floating Rate Fund	3,075,431	(72,295)	3,003,136
High Yield Fund	2,330,006	(182,172)	2,147,834
Income Fund	1,113,099	(40,681)	1,072,418
Inflation Focused Fund	1,465,813	(99,348)	1,366,465
Short Duration Core Bond Fund	95,741	(12,669)	83,072
Short Duration Income Fund	22,827,684	(582,708)	22,244,976
Total Return Fund	1,382,679	(77,811)	1,304,868
Ultra Short Bond Fund	5,742,839	(172,171)	5,570,668

Distributor

For additional information on the Distributor, please see the “Investment Advisory and Other Services, Fees, and Expenses – Distributor” section of Part II. The Distributor received no other compensation (including compensation on redemption and repurchase and brokerage commissions in connections with Fund transactions) apart from that reflected below.

The following table sets forth the net sales charge received (after allowance of a portion of the sales charge to independent dealers) by the Distributor, as the Registrant’s principal underwriter, for the last three fiscal years ended November 30th:

	2020	2021	2022
Gross sales charge	$15,607,456	$15,672,054	$6,347,973
Amount allowed to dealers	13,479,634	13,584,231	5,426,401
Net commissions received by the Distributor	2,127,822	2,087,823	921,572

The following table sets forth the CDSC received by the Distributor for the last three fiscal years ended November 30th:

	2020	2021	2022
CDSC received by the Distributor	$5,182,490	$2,227,699	$2,897,345

Rule 12b-1 Plan

For additional information, please see the “Investment Advisory and Other Services, Fees, and Expenses – Rule 12b-1 Plan” section of Part II.

The following table sets forth the amounts paid by each applicable class of the Funds to the Distributor pursuant to the Rule 12b-1 Plan for the fiscal year ended November 30, 2022:

	Class A	Class A1	Class C	Class F
Multi-Asset Balanced Opportunity Fund	$4,926,752	N/A	$1,721,799	$48,653
Multi-Asset Income Fund	1,945,358	N/A	1,376,305	104,575
Convertible Fund	528,452	N/A	469,089	345,741
Core Fixed Income Fund	1,086,268	N/A	188,227	186,097
Core Plus Bond Fund	160,228	N/A	40,368	184,601
Corporate Bond Fund	3,279	N/A	3,577	1,810

Part I

6-5

Floating Rate Fund	4,065,900	N/A	4,089,075	2,055,599
High Yield Fund	1,856,410	N/A	1,699,940	1,322,275
Income Fund	2,183,445	N/A	500,435	264,388
Inflation Focused Fund	1,186,671	N/A	996,088	1,066,180
Short Duration Core Bond Fund	94,314	N/A	36,278	63,339
Short Duration Income Fund	22,828,756	N/A	22,948,959	14,790,470
Total Return Fund	2,223,261	N/A	377,510	587,431
Ultra Short Bond Fund	11,460,374	18,646	0	3,006,543

	Class P	Class R2	Class R3	Class R4
Multi-Asset Balanced Opportunity Fund	$2,059	$3,736	$210,777	$31,857
Multi-Asset Income Fund	0	870	85,362	6,593
Convertible Fund	165	480	131,216	1,861
Core Fixed Income Fund	0	2,614	35,691	22,270
Core Plus Bond Fund	0	0	761	790
Corporate Bond Fund	0	150	390	63
Floating Rate Fund	0	6,246	353,903	6,163
High Yield Fund	79	32,048	507,119	207,208
Income Fund	0	7,253	261,541	12,044
Inflation Focused Fund	0	641	2,128	4,528
Short Duration Core Bond Fund	0	0	1,749	29
Short Duration Income Fund	0	51,928	1,910,743	410,877
Total Return Fund	2,647	8,235	162,181	88,481
Ultra Short Bond Fund	0	0	0	0

Brokerage Commissions

The Funds’ policy with respect to portfolio transactions and brokerage is set forth under the “Brokerage Allocation and Other Practices” section of Part II.

Brokerage Commissions Paid to Independent Broker-Dealer Firms.
The following table sets forth the total brokerage commissions on transactions of securities each Fund paid to independent broker-dealer firms for the last three fiscal years ended November 30th:

	2020	2021	2022
Multi-Asset Balanced Opportunity Fund	$57,539	$74,660	$71,924
Multi-Asset Income Fund	29,071	33,954	35,440
Convertible Fund	71,561	12,764	26,548
Core Fixed Income Fund	18,440	37,307	43,201
Core Plus Bond Fund	2,988	6,863	16,395
Corporate Bond Fund	401	356	376
Floating Rate Fund	384,080	82,301	284,522
High Yield Fund	1,285,192	1,523,087	1,435,561
Income Fund	52,378	40,802	93,256
Inflation Focused Fund	26,398	40,360	128,480
Short Duration Core Bond Fund	789	1,319	6,568
Short Duration Income Fund	936,618	1,361,795	1,491,590
Total Return Fund	61,727	118,758	98,686
Ultra Short Bond Fund	N/A	38,770	20,921

The amount of brokerage commissions paid by a Fund may change from year to year because of changing asset levels, shareholder activity, and portfolio turnover, among other factors.

Part I

6-6

In addition to the purchase of research services through “commission sharing arrangements,” Lord Abbett purchased third party research services with its own resources during the past three fiscal years ended November 30th.

The following table sets forth the amount of portfolio transactions directed by each Fund to broker-dealers that provided research services for the fiscal year ended November 30, 2022, for which the Fund paid the brokerage commissions indicated:

	Transactions	Commissions
Multi-Asset Balanced Opportunity Fund	$0	$5,090
Multi-Asset Income Fund	0	2,185
Convertible Fund	95,871,805	22,233
Core Fixed Income Fund	0	0
Core Plus Bond Fund	0	0
Corporate Bond Fund	0	0
Floating Rate Fund	545,065,642	146,423
High Yield Fund	1,475,585,559	670,883
Income Fund	1,066,535	177
Inflation Focused Fund	749	2
Short Duration Core Bond Fund	0	0
Short Duration Income Fund	18,179,118	2,978
Total Return Fund	5,753	12
Ultra Short Bond Fund	0	0

Regular Broker-Dealers

During the fiscal year ended November 30, 2022, each Fund acquired securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, that derived, or have a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser, as follows:

	Regular Broker or Dealers	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities
Multi-Asset Balanced Opportunity Fund	None	None

Multi-Asset Income Fund	None	None

Convertible Fund	Merill, Lynch Pierce F & S	$9,607,635.95

Core Fixed Income Fund	Morgan Stanley Wealth Management	14,395,667.72
	UBS Financial Services Inc.	4,883,821.71
	Citigroup Global Markets	24,073,302.46
	Wachovia Securities	17,843,505.84
	Goldman Sachs & Co	14,713,099.42
	Banc Of America Investment Svcs	26,713,090.88
	Credit Suisse First Boston	385,578.20
	J.P. Morgan Securities Inc.	36,610,568.30

Core Plus Bond Fund	Banc Of America Investment Svcs	9,206,368.63
	Citigroup Global Markets	7,161,558
	Credit Suisse First Boston	1,506,039
	Goldman Sachs & Co	6,688,368

Part I

6-7

	J.P. Morgan Securities Inc.	8,112,954
	Morgan Stanley Smith Barney LLC	6,768,950
	Wachovia Securities	3,967,164

Corporate Bond Fund	Banc Of America Investment Svcs	245,162
	Citigroup Global Markets	123,331.97
	Goldman Sachs & Co	110,696
	Goldman Sachs Derivatives	110,696
	J.P. Morgan Securities Inc.	154,887
	Morgan Stanley Smith Barney LLC	161,847
	Wachovia Securities	166,136

Floating Rate Fund	None	None

High Yield Fund	None	None

Income Fund	Morgan Stanley Wealth Management	17,555,122.60
	Merrill Lynch	31,490,216.58
	Wells Fargo Advisors Financial Network	25,504,769.32
	Citigroup Global Markets	29,198,137.43
	J.P. Morgan Securities Inc.	20,065,811.56
	Goldman & Sachs & Co	4,035,665.27

Inflation Focused Fund	Morgan Stanley Wealth Management	27,920,804
	RBC Capital Markets	4,594,461
	UBS Financial Services Inc.	24,920,668
	Wells Fargo Advisors PCG	5,429,125
	Banc Of America Investment Svcs	42,290,326
	Barclay Investments Inc	10,492,864
	Citigroup Global Markets	32,891,274
	Goldman Sachs Derivatives	21,734,801
	J.P. Morgan Securities Inc.	46,601,005

Short Duration Core Bond Fund	JP Morgan Private Bank	4,850,876
	Banc Of America Investment Svcs	6,983,596
	Barclay Investments Inc	239,966
	Citigroup Global Markets	2,515,117
	Credit Suisse First Boston	651,904
	Goldman & Sachs & Co	707,606
	Mitsubishi UFJ Securities USA	1,421,408
	Morgan Stanley Smith Barney LLC	3,683,803
	Wachovia Securities	371,969

Short Duration Income Fund	Morgan Stanley Wealth Management	528,172,819
	Merrill Lynch	1,124,539,766
	UBS Financial Services Inc.	320,228,543
	Wells Fargo Advisors PCG	255,045,811
	JP Morgan Private Bank	1,275,163,130
	Goldman Sachs & Co	608,484,155
	Barclay Investments Inc	212,869,540
	Citigroup Global Markets	876,218,383

Total Return Fund	Merrill Lynch	41,762,718

Part I

6-8

	Morgan Stanley Wealth Management	32,675,926
	Citigroup Global Markets	43,728,499
	Credit Suisse First Boston	836,759
	Goldman Sachs & Co	6,928,788
	J.P. Morgan Securities Inc.	34,489,748
	Wachovia Securities	43,417,198

Ultra Short Bond Fund	JP Morgan Private Bank	170,609,153
	Merrill Lynch	456,464,481
	Morgan Stanley Wealth Management	382,141,360
	RBC Capital Markets	166,752,793
	UBS Financial Services Inc.	30,752,063
	Barclay Investments Inc	41,747,591
	Citigroup Global Markets	99,052,396
	Goldman Sachs & Co	402,225,464

Part I

6-9

7.
PORTFOLIO MANAGER INFORMATION

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Funds’ portfolio managers as of the Funds’ fiscal year ended November 30, 2022 (or another date, if indicated). For more information, please see the “Portfolio Management Information” section of Part II. The data shown below are approximate.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Multi-Asset Balanced Opportunity Fund
Giulio Martini	2	$1,674.86	0	$0	0	$0
Robert A. Lee	14	97,793.22	11	10,678.83	747	4,326.38
Jeffrey O. Herzog	2	1,674.86	0	0	0	0
Steven F. Rocco	17	95,198.14	14	10,665.13	21	4,167.59

Multi-Asset Income Fund
Giulio Martini	2	2,765.0	0	0	0	0
Robert A. Lee	14	98,883.42	11	10,678.83	747	4,326.38
Jeffrey O. Herzog	2	2,765.0	0	0	0	0
Steven F. Rocco	17	96,288.35	14	10,665.13	21	4,167.59

Convertible Fund
Alan R. Kurtz	0	0	1	103.34	1976	748.28
Jeremy I. Lehmann	0	0	1	103.34	1976	748.28

Core Fixed Income Fund
Robert A. Lee	14	97,720.30	11	10,678.83	747	4,326.38
Kewjin Yuoh	15	96,047.87	9	8,428.00	335	112.09
Andrew H. O’Brien	14	94,129.97	8	8,398.16	26	5,477.05
Leah G. Traub	5	6,861.19	2	960.83	335	112.09
Adam C. Castle	8	67,381.48	6	7,245.10	0	0
Harris A. Trifon	5	54,835.23	4	6,066.10	0	0

Core Plus Bond Fund
Robert A. Lee	14	99,216.00	11	10,678.83	747	4,326.38
Kewjin Yuoh	15	97,543.58	9	8,428.00	335	112.09
Andrew H. O’Brien	14	95,625.68	8	8,398.16	26	5,477.05
Steven F. Rocco	16	94,532.93	14	10,665.13	21	4,167.59
Leah G. Traub	5	8,356.89	2	960.83	335	112.09

Part I

7-1

Number of Registered Investment Companies		Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Adam C. Castle	8	68,877.19	6	7,245.10	0	0
Harris A. Trifon	5	56,330.94	4	6,066.10	0	0

Corporate Bond Fund
Andrew H. O’Brien	15	98,202.09	9	8,428.00	335	112.09
Kewjin Yuoh	14	96,284.19	8	8,398.16	26	5,477.05
Yoana N. Koleva	5	64,528.34	1	1,129.55	2	208.66
Eric P. Kang	3	3,696.05	1	49.45	0	0

Floating Rate Fund
Jeffery D. Lapin	1	1,147.23	3	466.99	0	0
Kearney M. Posner	1	54.34	2	417.54	0	0
Robert A. Lee	14	93,420.00	11	10,678.83	747	4,326.38
Steven F. Rocco	16	88,736.92	14	10,665.13	21	4,167.59

High Yield Fund
Steven F. Rocco	16	90,509.87	14	10,665.13	21	4,167.59
Robert A. Lee	14	95,192.95	11	10,678.83	747	4,326.38
Christopher J. Gizzo	3	22,863.40	2	3,379.97	0	0
Karen J. Gunnerson	1	149.13	1	2,271.96	0	0

Income Fund
Andrew H. O’Brien	14	93,796.41	8	8,398.16	26	5,477.05
Robert A. Lee	14	97,386.74	11	10,678.83	747	4,326.38
Kewjin Yuoh	15	95,714.31	9	8,428.00	335	112.09
Steven F. Rocco	16	$ 92,703.66	14	10,665.13	21	4,167.59
Yoana N. Koleva	5	62,040.55	1	1,129.55	2	208.66
Eric P. Kang	3	1,208.27	1	49.45	0	0

Inflation Focused Fund
Leah G. Traub	5	6,371.25	2	960.83	335	112.09
Kewjin Yuoh	15	95,557.93	9	8,428.00	335	112.09
Robert A. Lee	14	97,230.36	11	10,678.83	747	4,326.38
Andrew H. O’Brien	14	93,640.03	8	8,398.16	26	5,477.05
Steven F. Rocco	16	92,547.28	14	10,665.13	21	4,167.59

Short Duration Core Bond Fund
Andrew H. O’Brien	14	96,055.41	8	8,398.16	26	5,477.05
Kewjin Yuoh	15	97,973.31	9	8,428.00	335	112.09
Adam C. Castle	8	69,306.92	6	7,245.10	0	0
Yoana N. Koleva	5	64,299.56	1	1,129.55	2	208.66

Short Duration Income Fund
Andrew H. O’Brien	14	45,773.45	8	8,398.16	26	5,477.05
Robert A. Lee	14	49,363.78	11	10,678.83	747	4,326.38
Kewjin Yuoh	15	47,691.35	9	8,428.00	335	112.09
Steven F. Rocco	16	44,680.70	14	10,665.13	21	4,167.59
Adam C. Castle	8	19,024.97	6	7,245.10	0	0

Part I

7-2

Number of Registered Investment Companies		Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Harris A. Trifon	5	6,478.72	4	6,066.10	0	0
Yoana N. Koleva	5	14,017.60	1	1,129.55	2	208.66

Total Return Fund
Robert A. Lee	14	96,910.48	11	10,678.83	747	4,326.38
Kewjin Yuoh	15	95,238.06	9	8,428.00	335	112.09
Andrew H. O’Brien	14	93,320.16	8	8,398.16	26	5,477.05
Steven F. Rocco	16	92,227.40	14	10,665.13	21	4,167.59
Leah G. Traub	5	6,051.37	2	960.83	335	112.09
Adam C. Castle	8	66,571.67	6	7,245.10	0	0
Harris A. Trifon	5	54,025.42	4	6,066.10	0	0

Ultra Short Bond Fund
Yoana N. Koleva	5	53,371.51	1	1,129.55	2	208.66
Andrew H. O’Brien	14	85,127.36	8	8,398.16	26	5,477.05
Kewjin Yuoh	15	87,045.26	9	8,428.00	335	112.09
Adam C. Castle	8	58,378.87	6	7,245.10	0	0

Holdings of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Funds he or she manages, as of November 30, 2022 (or another date, if indicated). This table includes the value of securities beneficially owned by the portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities[1]	Aggregate Dollar Range of Securities
Multi-Asset Balanced Opportunity Fund
Giulio Martini	Over $1,000,000
Robert A. Lee	Over $1,000,000
Jeffrey O. Herzog	$10,001-$50,000
Steven F. Rocco	None

Multi-Asset Income Fund
Giulio Martini	$10,001-$50,000
Robert A. Lee	Over $1,000,000
Jeffrey O. Herzog	None
Steven F. Rocco	None

Convertible Fund
Alan R. Kurtz	$500,001-$1,000,000
Jeremy I. Lehmann	$10,001-$50,000

Core Fixed Income Fund
Robert A. Lee	Over $1,000,000
Kewjin Yuoh	None
Andrew H. O’Brien	$1-$10,000
Leah G. Traub	$10,001-$50,000
Adam C. Castle	None

Part I

7-3

Harris A. Trifon	None

Core Plus Bond Fund
Robert A. Lee	$500,001-$1,000,000
Kewjin Yuoh	None
Andrew H. O’Brien	$10,001-$50,000
Steven F. Rocco	None
Leah G. Traub	None
Adam C. Castle	None
Harris A. Trifon	None

Corporate Bond Fund
Andrew H. O’Brien	$10,001-$50,000
Kewjin Yuoh	None
Yoana N. Koleva	None
Eric P. Kang	None

Floating Rate Fund
Jeffery D. Lapin	$50,001-$100,000
Kearney M. Posner	$100,001-$500,000
Robert A. Lee	Over $1,000,000
Steven F. Rocco	$0

High Yield Fund
Steven F. Rocco	Over $1,000,000
Robert A. Lee	$500,001-$1,000,000
Christopher J. Gizzo	$100,001-$500,000
Karen J. Gunnerson	$10,001-$50,000

Income Fund
Andrew H. O’Brien	$10,001-$50,000
Robert A. Lee	Over $1,000,000
Kewjin Yuoh	None
Steven F. Rocco	None
Yoana N. Koleva	$10,001-$50,000
Eric P. Kang	None

Inflation Focused Fund
Leah G. Traub	$100,001-$500,000
Kewjin Yuoh	$100,001-$500,000
Robert A. Lee	Over $1,000,000
Andrew H. O’Brien	$10,001-$50,000
Steven F. Rocco	$100,001-$500,000

Short Duration Core Bond Fund
Andrew H. O’Brien	$10,001-$50,000
Kewjin Yuoh	None
Adam C. Castle	None
Yoana N. Koleva	None

Short Duration Income Fund
Andrew H. O’Brien	Over $1,000,000
Robert A. Lee	Over $1,000,000

Part I

7-4

Kewjin Yuoh	$100,001-$500,000
Steven F. Rocco	$100,001-$500,000
Adam C. Castle	None
Harris A. Trifon	None
Yoana N. Koleva	$100,001-$500,000

Total Return Fund
Robert A. Lee	Over $1,000,000
Kewjin Yuoh	None
Andrew H. O’Brien	$1-$10,000
Steven F. Rocco	None
Leah G. Traub	$10,001-$50,000
Adam C. Castle	None
Harris A. Trifon	None

Ultra Short Bond Fund
Yoana N. Koleva	$100,001-$500,000
Andrew H. O’Brien	Over $1,000,000
Kewjin Yuoh	None
Adam C. Castle	None

1 As of December 31, 2022.

Part I

7-5

8.
SECURITIES LENDING

The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the most recent fiscal year:

Convertible Fund
Gross income from securities lending activities	$288,548
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$23,567
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	-
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$53,027
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending activities	$76,594
Net income from securities lending activities	$211,954

Floating Rate
Gross income from securities lending activities	$826,361
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$69,458
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	-
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$131,782
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending activities	$201,240
Net income from securities lending activities	$625,121

High Yield Fund
Gross income from securities lending activities	$106,587
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,494
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	-
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$11,698
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending	$21,192

Part I

8-1

activities
Net income from securities lending activities	$85,395

Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund, and Ultra Short Bond Fund did not engage in securities lending during the Funds’ most recent fiscal year.

Citibank, N.A. (“Citibank”) acts as the securities lending agent for the Lord Abbett funds. As securities lending agent, during the last fiscal year, Citibank located borrowers for fund securities, monitored daily the value of the loaned securities and collateral, required additional collateral as necessary, negotiated loan terms, provided certain recordkeeping and account servicing, and arranged for return of loaned securities to the fund at loan termination, and, as applicable, in connection with proxy votes.

Part I

8-2

9.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders beneficially owning more than 25% of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As of February 28, 2023, to the best of the Funds’ knowledge, the following persons or entities owned of record or were known by the Funds to beneficially own more than 25% of a Fund’s outstanding shares:

CORE FIXED INCOME FUND
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	32.35%
CORE PLUS BOND FUND
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ NEW YORK NY 10004-1965	29.80%
CORPORATE BOND FUND
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	38.79%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	37.86%
INCOME FUND
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	52.23%
MULTI-ASSET BALANCED OPPORTUNITY FUND
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	48.28%
SHORT DURATION CORE BOND FUND
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	29.81%
TOTAL RETURN FUND
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	46.37%

As of February 28, 2023, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own 5% or more of the specified class of the Fund’s outstanding shares:

CONVERTIBLE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.17%

Part I

9-1

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.58%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.15%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.80%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.19%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.04%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.49%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	6.38%
CONVERTIBLE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.47%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.92%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	8.03%

Part I

9-2

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.86%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.90%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.27%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.80%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.36%
CONVERTIBLE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	41.31%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29.59%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	14.34%
CONVERTIBLE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	98.63%
CONVERTIBLE FUND CLASS I	LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	5.55%

Part I

9-3

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.28%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.79%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	8.28%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.63%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	25.06%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.28%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.94%
CONVERTIBLE FUND CLASS P	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	100.00%
CONVERTIBLE FUND CLASS R2	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. YONKERS PUBLIC SCHOOLS CSD 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	29.42%

Part I

9-4

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MONROE-WOODBURY CENTRAL SCHOOL 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	24.36%
	HILLTOP SECURITIES FBO 100704741 717 N HARWOOD ST STE 3400 DALLAS TX 75201-6534	19.67%
	CAPITAL BANK & TRUST CO FBO C/O FASCORE DESERT SERVICES INTERNATIONAL INC 4 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	25.61%
CONVERTIBLE FUND CLASS R3	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	94.04%
CONVERTIBLE FUND CLASS R4	ASCENSUS TRUST COMPANY FBO LJO INC 401(K) PROFIT SHARING PLA 235186 PO BOX 10758 FARGO ND 58106-0758	6.56%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	31.39%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	20.24%
	EMPOWER TRUST FBO RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	26.23%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UMC HEALTH SYSTEM 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	12.91%

Part I

9-5

CONVERTIBLE FUND CLASS R5	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.85%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.53%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	81.58%
CONVERTIBLE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.25%
	U.S. BANK FBO APS PENSION - MUTUAL FUNDS 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	30.70%
	ELECTRICIANS RETIREMENT FUND 50 CHARLES LINDBERGH BLVD STE 207 UNIONDALE NY 11553-3600	19.30%
	BUILDING TRADES ANNUITY BENEFIT FD 50 CHARLES LINDBERGH BLVD STE 207 UNIONDALE NY 11553-3600	18.29%
CORE FIXED INCOME FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	72.52%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.13%
CORE FIXED INCOME FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	12.64%

Part I

9-6

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.33%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12.62%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.72%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.27%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	5.30%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.59%
CORE FIXED INCOME FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	48.27%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	27.01%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	7.96%

Part I

9-7

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.37%
CORE FIXED INCOME FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	94.98%
CORE FIXED INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.48%
	LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	24.83%
	LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	27.12%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.74%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.52%
CORE FIXED INCOME FUND CLASS R2	MID ATLANTIC TRUST COMPANY FBO KAYAL ORTHOPAEDIC P.C. 401(K) PROFI 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	35.52%
	JASON DORRIS TTEE FBO DORRIS & ASSOC INTERNATIONAL 401K & C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	25.24%

Part I

9-8

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SCHOOL DISTRICT OF NEWBERRY COUNTY 717 17TH ST STE 1300 DENVER CO 80202-3304	12.58%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC OXFORD FIRE DEPARTMENT (MI) 457(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	6.45%
	PAUL KLIPP & ROBIN KLIPP TTEE FBO C/O FASCORE PAUL KLIPP AGENCY LLC 401K PS PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	12.55%
CORE FIXED INCOME FUND CLASS R3	VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F TN41 ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	52.78%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. PLYMOUTH-CANTON COMM SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.92%
	DR RABAB KHAN & DR ODETTE SOLLA TTE BOLTON STREET PEDIATRICS PC 401K PS C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.69%
CORE FIXED INCOME FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.53%
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN: JHRPS-TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5023	68.33%
CORE FIXED INCOME FUND CLASS R5	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.69%

Part I

9-9

	LINCOLN RETIREMENT SERVICES COMPANY FBO GEORGIA SCHOOL BOARD ASSOC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	15.51%
	LINCOLN RETIREMENT SERVICES COMPANY FBO CRISP REGIONAL HOSPITAL 403B PO BOX 7876 FORT WAYNE IN 46801-7876	31.82%
	CONVERGED TECH GROUP INC TTEE FBO CONVERGED TECHNOLOGY GROUP INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	16.35%
	FIIOC FBO BLACKBURN CHILDERS & STEAGALL 401K PROFIT SHARING PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	20.14%
CORE FIXED INCOME FUND CLASS R6	OLTRUST & CO - REINVEST/REINVEST PO BOX 966 EVANSVILLE IN 47706-0966	19.51%
	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 920 TUDOR INVESTMENT CORPORATION 401K 200 ELM ST STAMFORD CT 06902-3800	6.60%
	STEAMFITTERS INDUSTRY SECURITY BENEFIT FUND 2708 40TH AVE LONG ISLAND CITY NY 11101-3725	54.70%
CORE PLUS BOND FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	37.00%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.99%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.54%

Part I

9-10

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	29.98%
CORE PLUS BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.81%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11.74%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.48%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.36%
CORE PLUS BOND FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	25.86%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	47.29%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	14.07%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	6.97%

Part I

9-11

CORE PLUS BOND FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	94.60%
CORE PLUS BOND FUND CLASS I	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	5.46%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.22%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	37.86%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13.08%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.98%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.84%
CORE PLUS BOND FUND CLASS R3	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC MEDS & MORE INC SIMPLE IRA PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	13.92%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC WISE HEATING AND COOLING LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	14.66%

Part I

9-12

	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	54.93%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. GRAND BLANC COMM SCH (MI) 403B PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.27%
CORE PLUS BOND FUND CLASS R4	BRICKLAYERS LOCAL NO 8 AND EMPLOYERS PENSION PLAN U/A 01/01/2000 FBO MATT BRAUN PO BOX 347 BELLEVILLE IL 62222-0347	19.00%
	MONEY PURCHASE PLAN FOR EMPLOYEES OF NORTHEAST AMBULANCE AND FIRE PROTECTION DISTRICT FBO GREGORY WOOD 7100 NATURAL BRIDGE RD SAINT LOUIS MO 63121-5144	9.02%
	DANIEL E STEPANO CUST OP & CMIA 401(K) PLAN U/A 01/01/2000 FBO KEVIN SEXTON 9700 PATUXENT WOODS DRIVE SUITE 200 COLUMBIA MD 21046-1678	49.96%
	MATRIX TRUST COMPANY CUST FBO STL OFFICE FOR DD RESOURCES 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	11.25%
CORE PLUS BOND FUND CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	92.37%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.63%

Part I

9-13

CORE PLUS BOND FUND CLASS R6	VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F TN41 ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	5.93%
	VOYA INSTITUTIONAL TRUST CO DTD 12/31/2000 PO BOX 990065 HARTFORD CT 06199-0065	17.79%
	U S BANK FBO CENTRAL LABORERS WELFARE ACTIVE 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	74.93%
CORPORATE BOND FUND CLASS A	CETERA INVESTMENT SVCS (FBO) JUDITH W NUNN 3HK-05187-14 125 56TH AVE S ST PETERSBURG FL 33705-5400	8.42%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.76%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32.03%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11.10%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.16%
CORPORATE BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	88.69%
CORPORATE BOND FUND CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	96.86%

Part I

9-14

CORPORATE BOND FUND CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
CORPORATE BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	24.67%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	75.33%
CORPORATE BOND FUND CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	99.55%
CORPORATE BOND FUND CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25.01%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ELK GROVE TOWNSHIP CCSD#59 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	20.06%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EVERGREEN PARK COMM HSD #231 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	11.95%
	PAI TRUST COMPANY INC ROLL-OFFS OF AMERICA INC 401(K) P 1300 ENTERPRISE DR DE PERE WI 54115-4934	33.55%
CORPORATE BOND FUND CLASS R4	LORD ABBETT & CO LLC ATTN LINDA HOM 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
CORPORATE BOND FUND CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	99.99%
CORPORATE BOND FUND CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	97.66%

Part I

9-15

FLOATING RATE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6.69%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.87%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.48%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.01%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.15%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16.49%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.90%
FLOATING RATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.73%

Part I

9-16

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.55%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.59%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.07%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.18%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.75%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.36%
FLOATING RATE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.13%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20.86%

Part I

9-17

	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	19.86%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	7.57%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.18%
FLOATING RATE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	66.51%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.93%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	23.88%
FLOATING RATE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.03%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.85%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.16%

Part I

9-18

	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.58%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.68%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	19.68%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.04%
FLOATING RATE FUND CLASS R2	ASCENSUS TRUST COMPANY FBO OUTLOOK OPTICAL & AFFILIATES INC. 4 590617 P.O. BOX 10758 FARGO ND 58106-0758	45.97%
	MID ATLANTIC TRUST COMPANY FBO DUTCHESS CARS LLC 401(K) PROFIT SHA 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.65%
	JEFFREY FRENCH TTEE FBO JEFFREY B FRENCH DVM 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.04%
	DANIEL LANIER TTEE FBO C/O FASCORE LLC GEOSCIENCE EARTH & MARINE SERVICES 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.14%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.19%

Part I

9-19

FLOATING RATE FUND CLASS R3	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	92.06%
FLOATING RATE FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.42%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	25.93%
	FIIOC FBO DALTON INDUSTRIES RETIREMENT PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	19.99%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16.34%
FLOATING RATE FUND CLASS R5	EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.37%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	45.25%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.06%
FLOATING RATE FUND CLASS R6	STEAMFITTERS INDUSTRY WELFARE FUND 2708 40TH AVE LONG ISLAND CITY NY 11101-3725	13.25%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.20%

Part I

9-20

	ATTN MUTUAL FUND ADMINISTRATOR C/O PRINCIPAL FINANCIAL ID 636 SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	50.57%
HIGH YIELD FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	19.37%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.82%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.48%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.40%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.41%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.06%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.19%
	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.38%

Part I

9-21

HIGH YIELD FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.51%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.24%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	8.37%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.84%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.62%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.05%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.82%
HIGH YIELD FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	30.21%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.63%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	17.68%
Part I

9-22

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	16.75%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.74%
HIGH YIELD FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	64.19%
	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	19.63%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	6.66%
HIGH YIELD FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.04%
	LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	5.39%
	LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	8.32%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.11%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.10%

Part I

9-23

	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.52%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.32%
HIGH YIELD FUND CLASS R2	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	37.84%
	CAPITAL BANK & TRUST COMPANY TTEE F WAYNE M BEAVER DDS PA 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.35%
HIGH YIELD FUND CLASS R3	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	51.28%
	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	19.56%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.30%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.34%

Part I

9-24

HIGH YIELD FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.52%
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN: JHRPS-TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5023	15.29%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.41%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.37%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.55%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.60%
HIGH YIELD FUND CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.01%
	NATIONWIDE LIFE INSURANCE CO DCVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	38.37%
	NATIONWIDE LIFE INSURANCE CO NACO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	36.73%

Part I

9-25

HIGH YIELD FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.33%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.96%
	JPMORGAN CHASE BANK NA CUST FBO TIAA SEPARATE ACCT VA-3 4 METROTECH CTR FL 4TH BROOKLYN NY 11245-0004	6.09%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.68%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.14%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.35%
INCOME FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	52.82%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.06%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.22%

Part I

9-26

INCOME FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	17.17%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.83%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.33%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9.13%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.88%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.33%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	5.89%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.75%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.05%

Part I

9-27

INCOME FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.50%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25.94%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	22.45%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.29%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.00%
INCOME FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	99.00%
INCOME FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.70%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.37%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6.43%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.25%

Part I

9-28

	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.21%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	31.20%
	LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	6.45%
INCOME FUND CLASS R2	PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 401(K) PROFIT SHA 1300 ENTERPRISE DR DE PERE WI 54115-4934	74.40%
	CAPITAL BANK & TRUST CO FBO C/O FASCORE TECHSOURCE INC 401K PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.72%
INCOME FUND CLASS R3	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	48.63%
	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST HARTFORD CT 06103-3509	15.12%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.97%
INCOME FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	78.03%

Part I

9-29

	FIIOC FBO C.E. TOLAND & SON PROFIT SHARING 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	6.39%
INCOME FUND CLASS R5	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.07%
	FIIOC FBO BRANDENBURG INDUSTRIAL SERVICES CO PROFIT SHARING & 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	61.40%
	FIIOC FBO THE ELIM PARK BAPIST HOME INC 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	9.34%
	FIIOC FBO AQUESTIVE THERAPEUTICS 401(K) PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.87%
INCOME FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	45.20%
	VOYA INSTITUTIONAL TRUST CO DTD 12/31/2000 PO BOX 990065 HARTFORD CT 06199-0065	5.40%
	ASCENSUS TRUST CO FBO EDCO DEFFD COMP PLAN 20 273 PO BOX 10758 FARGO ND 58106-0758	21.40%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.59%

Part I

9-30

INFLATION FOCUSED FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	16.75%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.02%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.68%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.74%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.50%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16.20%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8.51%
INFLATION FOCUSED FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.75%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.33%

Part I

9-31

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.49%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.46%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.55%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	17.57%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.97%
INFLATION FOCUSED FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.89%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.45%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	24.95%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	13.46%

Part I

9-32

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.90%
INFLATION FOCUSED FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	96.14%
INFLATION FOCUSED FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.26%
	LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	6.63%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.88%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.53%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.27%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.59%
INFLATION FOCUSED FUND CLASS R2	JOHN COTTIS TTEE FBO C/O FASCORE KEY WEST ENGINE SERVICE 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	98.26%

Part I

9-33

INFLATION FOCUSED FUND CLASS R3	STATE STREET BANK TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.73%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC DETROIT BAPTIST MANOR 717 17TH ST STE 1300 DENVER CO 80202-3304	9.56%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29.19%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.05%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SCHOOL CITY OF MISHAWAKA 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	15.49%
INFLATION FOCUSED FUND CLASS R4	NATIONWIDE TRUST CO FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.01%
	MID ATLANTIC TRUST COMPANY FBO MOTOR CITY 401K SAVINGS INVESTMENT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.30%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.28%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	27.94%

Part I

9-34

	ASCENSUS TRUST COMPANY FBO KC INSTALLATION LLC 401K PS PLAN 6 7135 P.O. BOX 10758 FARGO ND 58106-0758	5.43%
	MID ATLANTIC TRUST COMPANY FBO MARIN COMMUNITY CLINICS 403(B) SAVI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17.26%
INFLATION FOCUSED FUND CLASS R5	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.78%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	64.17%
	MID ATLANTIC TRUST COMPANY FBO RONLO ENGINEERING 401(K) PSP & TRUS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.25%
INFLATION FOCUSED FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	46.68%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.71%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14.65%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	55.22%

Part I

9-35

MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.07%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.23%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9.69%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.35%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.60%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.41%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	34.59%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	20.94%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.68%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%

Part I

9-36

MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.87%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.27%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6.17%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.56%
	THE DOW FOUNDATION U/A DEC 8 86 59 N BEACH RD HOBE SOUND FL 33455-2101	22.91%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.32%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.60%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS P	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HOLDAHL INC 401(K) PROFIT SHARING PLAN 35 IRON POINT CIR FOLSOM CA 95630-8587	49.99%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	49.04%

Part I

9-37

MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS R2	MID ATLANTIC TRUST COMPANY FBO DEWEY COMMUNITIES SERVICE CORP 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.11%
	ASCENSUS TRUST COMPANY FBO VIOLETTE SILVESTER & SONS, INC. 401 216758 P.O. BOX 10758 FARGO ND 58106-0758	21.35%
	PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 401(K) PROFIT SHA 1300 ENTERPRISE DR DE PERE WI 54115-4934	52.47%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS R3	VOYA INSTUTUTIONAL TRUST CO DTD 12/31/2000 PO BOX 990065 HARTFORD CT 06199-0065	9.99%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	10.02%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS R5	FIIOC FBO GERVAIS 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	40.85%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	25.75%
	PAI TRUST COMPANY INC LEPAGE INC 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	28.23%
	MID ATLANTIC TRUST COMPANY FBO EB COMPANIES LLC 401(K) PROFIT SHAR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.17%
MULTI-ASSET BALANCED OPPORTUNITY FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	51.69%

Part I

9-38

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC COMPREHENSIVE DENTAL CARE 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.67%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC BDR INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.50%
MULTI-ASSET INCOME FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	25.96%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.01%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.42%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.31%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.01%
MULTI-ASSET INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.17%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20.68%

Part I

9-39

	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9.54%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.79%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.62%
MULTI-ASSET INCOME FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.94%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	21.86%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	29.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.44%
MULTI-ASSET INCOME FUND CLASS F3	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	100.00%
MULTI-ASSET INCOME FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.51%

Part I

9-40

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12.89%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.30%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.25%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.75%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.93%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.99%
MULTI-ASSET INCOME FUND CLASS R2	MID ATLANTIC TRUST COMPANY FBO ASIAN AND PACIFIC ISLANDER 401(K) P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	84.98%
	DONG II SEO & DAE HYUN SON TTEE FBO C/O FASCORE LLC SONEX EXPRESS INC RETIREMENT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	15.02%
MULTI-ASSET INCOME FUND CLASS R3	AXA EQUITABLE LIFE INS CO SEPARATE THROUGH SANO.65 FBO OF 401K PLANS 100 MADISON STREET MD 34-20 SYRACUSE NY 13202-2701	6.09%

Part I

9-41

	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	25.05%
	VOYA INSTUTUTIONAL TRUST CO DTD 12/31/2000 PO BOX 990065 HARTFORD CT 06199-0065	47.67%
MULTI-ASSET INCOME FUND CLASS R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC J MULVANEY PLUMBING & HEATING INC 717 17TH ST STE 1300 DENVER CO 80202-3304	25.70%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC JOSEPH O'DONNELL & COMPANY 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	12.31%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC TELLWORKS COMMUNICATION LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	13.26%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PICK-IT CONSTRUCTION INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	7.90%
MULTI-ASSET INCOME FUND CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	31.90%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	68.10%
MULTI-ASSET INCOME FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.24%

Part I

9-42

	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	17.31%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC JBL SYSTEMS INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	27.90%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC ABBOTT ENTERPRISES LLC DBA MPRESS 717 17TH ST STE 1300 DENVER CO 80202-3304	7.37%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC DAVID L MCARTOR AND CO 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	11.04%
	MATRIX TRUST COMPANY CUST FBO NICOL DEVELOPMENT GROUP INC 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	9.00%
SHORT DURATION CORE BOND FUND CLASS A	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2137	5.68%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	17.38%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11.60%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	40.44%

Part I

9-43

SHORT DURATION CORE BOND FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.11%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	28.70%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	18.29%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.69%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	16.44%
SHORT DURATION CORE BOND FUND CLASS F	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2137	49.93%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	15.18%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.94%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	16.73%
SHORT DURATION CORE BOND FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	97.46%

Part I

9-44

SHORT DURATION CORE BOND FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	15.68%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	34.25%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.33%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	26.82%
SHORT DURATION CORE BOND FUND CLASS R3	PAI TRUST COMPANY INC JASON BURNARD 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	7.39%
	PAI TRUST COMPANY INC AKA METAL TECHNOLOGY INC 401(K) P/S 1300 ENTERPRISE DR DE PERE WI 54115-4934	6.17%
	PAI TRUST COMPANY INC ROLL-OFFS OF AMERICA INC 401(K) P 1300 ENTERPRISE DR DE PERE WI 54115-4934	75.57%
SHORT DURATION CORE BOND FUND CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
SHORT DURATION CORE BOND FUND CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
SHORT DURATION CORE BOND FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	35.68%

Part I

9-45

	MATRIX TRUST COMPANY CUST FBO HOME INNOVATION RESEARCH LABS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	11.85%
	MATRIX TRUST COMPANY CUST. FBO NEWPORT PARTNERS 717 17TH ST STE 1300 DENVER CO 80202-3304	15.47%
	ASCENSUS TRUST COMPANY FBO PLANTERS COTTON OIL MILL INC 3906 ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	14.99%
	MATRIX TRUST COMPANY CUST FBO MILLER EDGE INC 401(K) PROFIT SHARI 717 17TH ST STE 1300 DENVER CO 80202-3304	19.85%
SHORT DURATION INCOME FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.85%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.08%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.84%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.39%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.08%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12.90%

Part I

9-46

SHORT DURATION INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.39%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.27%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.26%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.77%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.37%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	5.74%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.30%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.04%
SHORT DURATION INCOME FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	27.30%

Part I

9-47

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	28.71%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13.86%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	6.83%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.49%
SHORT DURATION INCOME FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	54.89%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	27.74%
SHORT DURATION INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.79%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.73%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.59%

Part I

9-48

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.43%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.85%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.26%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16.34%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	8.40%
SHORT DURATION INCOME FUND CLASS R2	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.35%
	ASCENSUS TRUST COMPANY FBO EL-MAR'S SUBURBAN SHOP INC 401(K) P 219124 P.O. BOX 10758 FARGO ND 58106-0758	6.22%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	37.99%

Part I

9-49

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PRECISION INSTRUMENTS 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	13.81%
SHORT DURATION INCOME FUND CLASS R3	SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	50.07%
	VOYA INSTUTUTIONAL TRUST CO DTD 12/31/2000 PO BOX 990065 HARTFORD CT 06199-0065	26.64%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.88%
SHORT DURATION INCOME FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.39%
	VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F TN41 ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	7.46%
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN: JHRPS-TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5023	27.84%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.49%

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9-50

SHORT DURATION INCOME FUND CLASS R5	FIIOC FBO BRANDENBURG INDUSTRIAL SERVICES CO PROFIT SHARING & 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	5.49%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.29%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.83%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.06%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	13.37%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.76%
SHORT DURATION INCOME FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.80%
	DESERET MUTUAL EMPLOYEE PENSION PLAN TRUST PO BOX 45530 SALT LAKE CITY UT 84145-0530	10.73%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.05%

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9-51

	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.96%
TOTAL RETURN FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	70.95%
TOTAL RETURN FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	17.42%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.84%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.02%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.99%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6.55%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.78%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.83%
TOTAL RETURN FUND CLASS F		5.62%

Part I

9-52

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	45.62%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.92%
TOTAL RETURN FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	98.74%
TOTAL RETURN FUND CLASS I	MUTUAL FUND OPERATIONS MAC & CO A/C 999653 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	5.05%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	25.79%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.84%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.38%
	PRUDENTIAL BANK AND TRUST FBO EDWARD JONES 280 TRUMBULL ST HARTFORD CT 06103-3509	13.72%
TOTAL RETURN FUND CLASS P	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	60.32%
	TALCOTT RESOLUTION LIFE INSURANCE CO PO BOX 5051 HARTFORD CT 06102-5051	35.46%

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9-53

TOTAL RETURN FUND CLASS R2	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	49.16%
	B FOREMNY & P NIEPOKOJ TTEE FBO F & N SOLUTIONS INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	17.44%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.31%
TOTAL RETURN FUND CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	33.56%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.91%
TOTAL RETURN FUND CLASS R4	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44.01%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.06%
	NATIONWIDE LIFE INSURANCE CO DCVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	18.13%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.93%

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TOTAL RETURN FUND CLASS R5	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36.14%
	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	10.50%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.89%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	20.16%
TOTAL RETURN FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.85%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.74%
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.38%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.69%
	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY VISTA 401(K) PLAN 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	5.42%

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9-55

ULTRA SHORT BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.03%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.34%
	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	7.93%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.72%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.89%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	5.30%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	10.97%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.30%
ULTRA SHORT BOND CLASS FUND CLASS A1	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	100.00%
ULTRA SHORT BOND FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.30%

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	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.20%
	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	18.99%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	14.13%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.69%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.59%
ULTRA SHORT BOND FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.97%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	12.61%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	46.02%
	SEI PRIVATE TRUST C/O M & T BANK ID 337 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.90%

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9-57

ULTRA SHORT BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.92%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: DAN SPILLANE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.68%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.17%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	21.10%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	5.65%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.73%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.98%
ULTRA SHORT BOND FUND CLASS R5	MATRIX TRUST COMPANY CUST FBO FTJ FUNDCHOICE 717 17TH ST STE 1300 DENVER CO 80202-3304	95.64%
ULTRA SHORT BOND FUND CLASS R6	DESERET HEALTHCARE EMPLOYEE BENEFITS TRUST PO BOX 45530 SALT LAKE CITY UT 84145-0530	88.14%

As of February 28, 2023, each Fund’s officers and Board Members, as a group, owned less than 1% of each class of the Funds’ outstanding shares.

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Lord Abbett’s seed capital may represent ownership of up to 100% of certain share classes during their initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease.

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10.
FINANCIAL STATEMENTS

The financial statements are incorporated into this SAI by reference to the Funds’ most recent annual reports to shareholders, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, based on their authority as experts in accounting and auditing.

LAIT-13

Part I

10-1

PART II

Part II describes policies and practices that apply to each Lord Abbett Fund other than Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund. Part II is not a standalone document and must be read in conjunction with Part I. The Lord Abbett Funds are comprised of Investment Trust, Securities Trust, and Trust I, each a Delaware statutory trust; and Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund, each a Maryland corporation.

Note: Updated SAIs for each Fund will be filed with the SEC in accordance with each Fund’s regularly scheduled annual update cycle. References in this Part II to Funds that have not yet filed an updated SAI do not supersede the currently effective SAI for those Funds.

PAGE
1.	GLOSSARY	1-1
2.	ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES	2-1
3.	DISCLOSURE OF PORTFOLIO HOLDINGS	3-1
4.	MANAGEMENT OF THE FUNDS	4-1
5.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	5-1
6.	PORTFOLIO MANAGERS	6-1
7.	BROKERAGE ALLOCATION AND OTHER PRACTICES	7-1
8.	CLASSES OF SHARES	8-1
9.	PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS	9-1
10.	TAXATION OF THE FUNDS	10-1
APPENDIX A – Disclosure of Portfolio Holdings		A-1
APPENDIX B – Fund Portfolio Information Recipients		B-1
APPENDIX C – Proxy Voting Policies and Procedures		C-1
APPENDIX D – Description of Corporate Bond Ratings		D-1

1.
GLOSSARY

For purposes of this Part II, Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors or Trustees
Board Member(s)	Director(s) or Trustee(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
Code	Internal Revenue Code of 1986, as amended
Convertible Fund	Lord Abbett Convertible Fund
CPO	Commodity pool operator
Custodian	State Street Bank and Trust Company
Declaration	Declaration and Agreement of Trust
Distribution Agreement	Distribution Agreement for each Fund, as described in this SAI
Distribution Fees	Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion
Distributor	Lord Abbett Distributor LLC
Dividend Growth Fund	Lord Abbett Dividend Growth Fund
Emerging Markets Corporate Debt Fund	Lord Abbett Emerging Markets Corporate Debt Fund
Emerging Markets Bond Fund	Lord Abbett Emerging Markets Bond Fund
Emerging Markets Equity Fund	Lord Abbett Emerging Markets Equity Fund
Fitch	Fitch Ratings, Inc.
Focused Large Cap Value Fund	Lord Abbett Focused Large Cap Value Fund
Focused Small Cap Value Fund	Lord Abbett Focused Small Cap Value Fund
Fundamental Equity Fund	Lord Abbett Fundamental Equity Fund
Fund(s)	Each separate investment portfolio of a Lord Abbett Fund or, if a Lord Abbett Fund has only a single investment portfolio, the Lord Abbett Fund
Fund(s)-of-Funds	Collectively, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Income Fund, and Lord Abbett Alpha Strategy Fund
Global Bond Fund	Lord Abbett Global Bond Fund
Global Equity Fund	Lord Abbett Global Equity Fund

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Growth Leaders Fund	Lord Abbett Growth Leaders Fund
Growth Opportunities Fund	Lord Abbett Growth Opportunities Fund
Health Care Fund	Lord Abbett Health Care Fund
High Income Municipal Bond Fund	Lord Abbett High Income Municipal Bond Fund
Independent Board Member(s)	Director(s) or Trustee(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Inflation Focused Fund	Lord Abbett Inflation Focused Fund
Interested Board Member(s)	Director(s) or Trustee(s) of the Board who are not Independent Board Members
International Equity Fund	Lord Abbett International Equity Fund
International Growth Fund	Lord Abbett International Growth Fund
International Opportunities Fund	Lord Abbett International Opportunities Fund
International Value Fund	Lord Abbett International Value Fund
IRS	Internal Revenue Service
Micro Cap Growth	Lord Abbett Micro Cap Growth Fund
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations exchange
NAV	Net asset value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over-the-counter
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
Short Duration High Income Municipal Bond Fund	Lord Abbett Short Duration High Income Municipal Bond Fund
Small Cap Value Fund	Lord Abbett Small-Cap Value Series
SWP	Systematic Withdrawal Plan
Ultra Short Bond Fund	Lord Abbett Ultra Short Bond Fund
Underlying Funds	Other affiliated mutual funds managed by Lord Abbett in which the Fund(s)-of-Funds may invest
Value Opportunities Fund	Lord Abbett Value Opportunities Fund

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1-2

2.
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES

This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with such investments and techniques. When used in this section, “the Fund” refers to any Fund that can use the investments and techniques described below, as specified in the “Fund Investments” section of the SAI or in the Fund’s prospectus, unless otherwise discussed. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

Convexity Risk. Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

Counterparty Risk. The Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. If the Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Derivatives” below.

Direct Investments by Funds-of-Funds. In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” include each Fund-of-Funds as well as certain or all of the Underlying Funds, to the extent permitted by the applicable Underlying Fund’s respective prospectus and SAI. Funds-of-Funds may invest directly in securities and non-securities consistent with the Fund’s investment objectives, policies, and restrictions.

Downgrade Risk. There is a risk that securities will be subsequently downgraded should rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration. Duration is a measure of the expected life of a bond or other fixed income instrument on a present value basis. Duration incorporates the bond’s or other fixed income instrument’s yield, coupon interest payments, final maturity, and call features into one measure. Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund’s portfolio of bonds or other fixed income instruments. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations, and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

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The Fund’s portfolio will have a duration that is equal to the weighted average of the durations of the bonds or other fixed income instruments in its portfolio. The longer the Fund’s portfolio’s duration, the more sensitive it is to interest rate risk. The shorter the Fund’s portfolio’s duration, the less sensitive it is to interest rate risk. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the value of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and, therefore, have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry accepted valuation models.

Borrowing Money. The Fund may borrow money. In addition, as described more fully below under “Interfund Lending,” the Fund (provided applicable criteria are met) may borrow from certain other Funds in interfund lending transactions. If the Fund borrows money and experiences a decline in its NAV, the borrowing will increase the effect of its losses on the value of the Fund’s shares.

Cash Management Practices. The Fund receives cash as a result of investments in the Fund’s shares, from the sale of the Fund’s investments, and from any income or dividends generated by its portfolio investments and may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of dividends or redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objective, policies, and restrictions, however, the Fund also may invest in securities, such as exchange-traded funds (“ETFs”), or derivatives related to its cash balance. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner under normal circumstances.

Bank Loans. The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Accordingly, the Fund may invest in senior loans and other bank loans and loan interests. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. The loans the Fund generally invests in are originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial

Part II

2-2

institution (collectively, the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Purchasers of forms of direct indebtedness, such as senior loans and other bank loans, depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. In the event of non-payment of interest or principal, loans that are secured by collateral offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Lord Abbett believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. Requirements to obtain the consent of the borrower and/or Agent can delay or impede the Fund’s ability to sell loans and can adversely affect the price that can be obtained. As a result, it is possible the Fund may not receive the proceeds from a sale of a loan for a significant period of time, which may affect the Fund’s ability to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Prepayment. Senior loans may require or permit, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, is unpredictable. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced, and the Fund may decide to invest in lower yielding investments. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Assignments. An investor in senior loans typically purchases “Assignments” from the Agent or other Loan Investors and, by doing so, typically becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations. “Participations” in a Loan Investor’s portion of a senior loan typically will result in the investing Fund having a contractual relationship only with such Loan Investor, rather than with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees

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to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

Revolving Credit Facility Loans. For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. The Fund generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit (L/C) term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Convertible Securities. Convertible securities are preferred stocks or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non-convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Synthetic Convertible Securities. Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble those of a convertible security. A typical convertible security combines fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Contingent Convertible Securities (“CoCos”). CoCos are typically issued by non-U.S. issuers and are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health yet absorb losses when a pre-determined trigger event occurs. CoCos are either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. In addition, CoCos have no stated maturity and have fully discretionary coupons.

Credit Rating Agencies. Credit rating agencies are companies that assign credit ratings, which operate as a preliminary evaluation of the credit risk of a prospective debtor. Credit rating agencies include, but

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are not limited to, S&P, Moody’s, and Fitch. Credit ratings are provided by credit rating agencies that specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Credit ratings issued by these agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market risk and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only by Lord Abbett, the Fund’s investment adviser, as a preliminary indicator of investment quality. Lord Abbett may use any NRSRO when evaluating investment quality. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. More information on credit rating agency ratings is located in Appendix D.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest and typically must repay the amount borrowed at the maturity of the instrument. Debt securities include, but are not limited to, bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. A debt security is typically considered “investment grade” if it is rated BBB/Baa or higher by a rating agency or if Lord Abbett determines the security to be of comparable quality. For a discussion of the specific risks associated with debt securities not considered “investment grade,” please see “High-Yield or Lower-Rated Debt Securities” below.

Risks Affecting Debt Securities. Prices of debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, extension risk, and spread risk. In addition, debt securities in which the Fund may invest are subject to the risk of loss of principal and income, and even high quality debt securities may return less than the amount invested.

When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities typically declines. Investments in debt securities may face a heightened level of interest rate risk, especially because the Federal Reserve Board has begun to raise rates after a period of historically low rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, their prices are usually more sensitive to changes in interest rates and other factors.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. If the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of debt securities issued by that issuer may decline. Spread risk is the potential for the value of the Fund’s debt security investments to fall due to the widening of spreads. Debt securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for such greater credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the debt security before the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk often is associated with mortgage securities where the underlying mortgage loans can be refinanced, although it also can be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding debt securities. Extension risk is the chance that, during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk generally is low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Debt securities trade on an OTC basis in which parties buy and sell securities through bilateral transactions. While the total amount of assets invested in debt markets has grown in recent years, the

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capacity for traditional dealer counterparties to engage in debt trading has not kept pace and has decreased, in part due to regulations and capital requirements applicable to these entities. As a result, because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories has decreased liquidity and potentially could increase volatility in the debt markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Economic, political, and other events also may affect the prices of broad debt markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

The terms of investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund and may be used in other ways that affect the Fund’s investment performance. On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. For instance, the U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined and may vary depending on factors that include, but are not limited to, existing fallback or termination provisions in individual contracts. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It could also lead to a reduction in the value of some LIBOR based investments and reduce the effectiveness of related transactions such as hedges placed against existing LIBOR-based instruments. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. The usefulness of LIBOR as a benchmark could deteriorate during the transition.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and similar depositary receipts. ADRs typically are trust receipts issued by a U.S. bank or trust company or other financial institution (a “depositary”) that evidence an indirect interest in underlying securities issued by a foreign entity and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are listed and traded in the United States. GDRs typically are issued by non-U.S. banks or financial institutions (a “foreign depositary”) to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity and deposited with the foreign depositary. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. To the extent the Fund acquires depositary receipts through banks that do not have a contractual relationship to issue and service unsponsored depositary receipts with the foreign issuer of the underlying security underlying the depositary receipts, there is an increased possibility that the Fund will not become aware of, and, thus, be able to respond to, corporate actions such as stock splits or rights offerings involving the issuer in a timely manner. In addition, the lack of information may affect the accuracy of the valuation of such instruments. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in certain depositary receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the payment and delivery (“settlement”) period for purchases and sales.

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Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as ‘‘distressed debt’’). Defaulted bonds and distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that the Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. The Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Even if the Fund invests in tax-exempt bonds, it may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to investors. In addition, any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or to increase potential returns. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and other assets, and related indices. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward contracts, forward currency contracts, structured notes, swap agreements, and credit derivatives. Derivatives may provide a cheaper, quicker, or more efficient or specifically focused way for the Fund to invest or to hedge than “traditional” securities or investments would. Some derivatives may be more liquid than direct investments in bonds or other securities (or other assets) and may provide the Fund with more flexibility during periods of market stress. The Fund’s portfolio management team, however, may decide not to employ some or all of these strategies. Similarly, suitable derivatives transactions may not be available or available on the terms desired, and derivatives transactions may not perform as intended. There is no assurance that any derivatives strategy used by the Fund will succeed.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to

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increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost or notional value would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The Fund’s notional derivatives exposure and/or the percentage of total investment exposure may be greater than the total value of its assets, which would have the result of leveraging the Fund.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments (or not correlated as expected), or if the Fund were unable to liquidate its position because of an illiquid market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (referred to as “OTC derivatives”). OTC derivatives generally are less liquid than exchange-traded or cleared derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the counterparty to such derivatives. In contrast, OTC derivatives are not guaranteed by a clearing agency and are generally not subject to the same level of credit evaluation and regulatory oversight as are centrally cleared derivatives. Lord Abbett will consider the creditworthiness of counterparties to non-centrally cleared OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.

The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. The inability or unwillingness of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty (or an affiliate) defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty (or an affiliate), or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty (or an affiliate) becomes insolvent, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on a financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Such resolution regimes as well as other legislative and regulatory oversight of derivatives may result in increased uncertainty about counterparty credit risk, and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty (or an affiliate).

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few

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clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate, by account class, all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled omnibus basis and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Regulatory and Market Considerations. New U.S. and non-U.S. rules and regulations, including those relating to clearing, margin, reporting and registration, could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions by, for example, making some types of derivatives no longer available to the Fund or making them less liquid. For example, the implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, because the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and central clearing and related requirements can expose the Fund to new kinds of costs and risks.

Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain related instruments. Compliance with this rule, among other things, requires funds that invest in derivative instruments beyond a specified limited amount to limit derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and meet certain reporting requirements in respect of derivatives. Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in certain market factors, such as credit spreads, can cause a decline in the value of a security, loan, or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and, if no default occurs, with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund “writes” (sells) protection, it may be liable for the entire value of the security or loan underlying the derivative. For more information about the Fund’s investments in credit default swaps, please see “Credit Default Swaps and Similar Instruments” below.

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Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes, and any combination of futures, options, swaps, currency, and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Commodity-Related Investments. Commodity-related investments provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities include assets that have tangible properties, such as oil, metals, and agricultural products. Commodity-related investments include, for example, commodity index-linked notes, certain swap agreements, commodity options and certain futures, and options on futures. Commodity-related investments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related investments may be affected by, for example, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, insufficient storage capacity, war, and international economic, political, and regulatory developments. Use of leveraged commodity-related investments creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful. Tax considerations and position limits established by regulators and the commodities exchanges may limit the Fund’s ability to pursue investments in commodity-related investments.

Options Contracts on Securities and Securities Indices. The Fund may purchase call and put options and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver or buy the underlying security (or otherwise settle the original option). A closing purchase transaction is the purchase of an option (at a cost that may be more or less than the premium received for writing the original option) on the same security, with the same exercise price and exercise period as the option previously written. In the case of a written call option, if the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. European-style options only permit exercise on the exercise date. Options that are not exercised or closed out before their expiration date will expire worthless.

A “covered call option” written by the Fund is a call option with respect to which the Fund owns the underlying security. A put option written by the Fund is covered when, among other things, the Fund sets aside assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised. However, the Fund also may realize a loss on the transaction greater than the premium received.

There is no assurance that sufficient trading interest to create a liquid market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such market may exist. A liquid market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, trading halts, or suspensions in one or more

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options. Similar events, or events that may otherwise interfere with the timely execution of customers’ orders, may recur in the future. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or it delivers the underlying security (or otherwise fulfills its obligations in connection with settlement) upon exercise, or it otherwise covers its position.

The securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may purchase or write. The Fund, Lord Abbett, and other funds advised by Lord Abbett may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Specific Options Transactions. Examples of the types of options the Fund may purchase and sell include call and put options in respect of specific securities (or groups or “baskets” of specific securities) such as U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies, or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currencies. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of ,for example, individual securities, the relevant securities market generally, foreign currencies, or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. OTC options contracts (“OTC options”) differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. Because there is no exchange, pricing normally is done by reference to information from the counterparty or other market participants.

In the case of OTC options, there can be no assurance that a liquid market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell securities set aside to cover the put for other investment purposes while it is obligated as a put writer. A writer or purchaser of a put or call option might find it difficult to terminate its position on a timely basis in the absence of a liquid market.

Foreign Currency Options. The Fund may enter into options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid market. There can be no assurance that a liquid

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market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investments generally. Option markets may be closed while non-U.S. securities markets or round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The value of a foreign currency option depends on, among other factors, the value of the underlying currency, relative to the U.S. dollar. Other factors affecting the value of an option include the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

There can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time before expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Yield Curve Options. Options on the yield spread or differential between two securities are commonly referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are generally obtained by taking the spot price of a security or currency and adding it to the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. As the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of any margin paid. Forward contracts increase the Fund’s risk exposure to the underlying references and their attendant risks, including but not limited to, credit, market, foreign currency and interest rate risks, while also exposing the Fund to correlation, counterparty, hedging, leverage, liquidity, pricing, and volatility risks.

Forward contracts generally involve the same characteristics and risks as futures contracts, except for several differences. Forward contracts are OTC contracts, meaning they are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date, which can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. In addition, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. As a result, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized terms available through any futures contract. Lastly, forward contracts, as two-party obligations may involve additional counterparty credit risk that is not present with futures. For more information about forward currency contracts, please see “Foreign Currency Transactions” below.

Futures Contracts and Options on Futures Contracts. As discussed under “Cash Management Practices,” the Fund may buy and sell index futures contracts to manage cash. For example, the Fund may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

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In addition to investing in futures for cash management purposes, the Fund may enter into futures and options on futures transactions in accordance with its investment objective and policies, for example, to hedge risk or to efficiently gain desired investment exposure. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference asset or instrument at a specified price at a specified future date. In most cases, the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery or otherwise settle the contract. The Fund can only close out a futures contract by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the Fund’s obligations under the original futures contract. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time or on a specified date. In the United States, a clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Thus, each holder of such a futures contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.

When the Fund enters into a futures contract or writes an option on a futures contract, it generally must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, matures, or expires, the Fund may pay or receive additional “variation margin” depending on, among other factors, changes in the price of the underlying reference asset or instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and any gain in excess of the margin amount.

Although some futures contracts call for making or taking delivery of the underlying securities, commodities, or other assets, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, delivery month, and underlying security, asset, or index). Certain futures contracts may involve cash settlement. If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also incur transaction costs.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Futures contracts and options on futures contracts present substantial risks, including the following:

• Unanticipated market movements may cause the Fund to experience substantial losses.

• There may be an imperfect correlation between the change in the market value of the underlying asset or reference instrument and the price of the futures contract.

• The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

• Futures markets tend to be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

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• Because of low initial margin requirements, futures and options on futures trading typically involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

• There may not be a liquid trading market for a futures contract or related options, limiting the Fund’s ability to close out a contract when desired.

• The clearinghouse on which a futures contract or option on a futures contract is traded or the clearing member through which the Fund maintains its futures or options on futures positions may fail to perform its obligations.

Index and Interest Rate Futures Transactions. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, for example, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). However, if the market value of the portfolio were to increase, the Fund would lose money on the futures contracts. Stock index futures contracts are subject to the same risks as other futures contracts.

An interest rate future generally obligates the Fund to purchase or sell an amount of a specific debt security. Such purchase or sale will take place at a future date at a specific price established by the terms of the futures contract.

Participation Notes. Participation notes (“P-notes”), which are a type of structured note, are instruments that may be used by a Fund to provide exposure to equity or debt securities, currencies, or markets. P-notes are typically used when a direct investment in the underlying security is either unpermitted or restricted due to country-specific regulations or other restrictions. Generally, local banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. P-notes are similar to depositary receipts except that: (1) broker-dealers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.

The price, performance, and liquidity of the P-note are all linked directly to the underlying securities. If a P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate. The foreign investments risk associated with P-notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, P-notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

In addition to providing access to otherwise closed or restricted markets, P-notes also can provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. P-notes can offer

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greater liquidity in markets that restrict the ability of a Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Additionally, while P-notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-note will be willing to repurchase such instrument when a Fund wishes to sell it. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation and to the extent a P-note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities.

Swap Agreements. The Fund may enter into interest rate, equity index, credit default, currency, Consumer Price Index (“CPI”), total return, municipal default, and other types of swap agreements. The Fund may also enter into swaptions (options on swaps). A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies, or indices. The Fund may enter into OTC swap transactions and may also enter into swaps that are traded on exchanges and are subject to central clearing. OTC swaps are subject to the credit risk of the counterparty, as well as the risks associated with the swap itself and risks associated with the underlying asset or instrument.

Specific Types of Swaps.

Interest Rate Swaps. In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified benchmark) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or adjust the duration of its bond portfolio.

Credit Default Swaps and Similar Instruments. In a credit default swap, one party agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the specified bond or debt. In such transactions, the first party effectively acquires protection from default by the issuer. The Fund also may be the protection buyer or seller in a credit default swap. A credit default swap is a type of credit derivative. For more information about the Fund’s investments in credit derivatives, please see “Credit Derivatives” above.

Currency Swaps. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

CPI Swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments generally are based on a notional amount of principal. Some CPI swaps are on a zero coupon basis, meaning that the floating rate will be based on the cumulative change in CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The Fund also may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (e.g., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate on the same notional amount at specified intervals.

Total Return Swaps. In a total return swap, the Fund may agree to make payments in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index, or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation and distributions.

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Municipal Default Swaps. In a municipal default swap, the Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, the Fund also may invest in an index whose underlying (or reference) assets are municipal default swaps.

Swaptions. The Fund also may purchase and write options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed upon underlying swap if the option is exercised.

Interest Rate Caps, Floors, and Collars. The Fund also may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified benchmark exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified benchmark is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates exceed the cap rate and makes payments when market interest rates are below the floor rate.

Additional Risks Associated with Swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates, or market values, or its assessments of the credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because many of these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to make exceeds the value of the payments that its counterparty is required to make. Conversely, the Fund’s counterparties typically are required to provide collateral to the Fund on a comparable basis. In the event of a default by the Fund's counterparty to a swap transaction (or its affiliate), it is possible that the Fund could be delayed in recovering (or unable to recover) collateral provided to a counterparty, or be delayed in exercising (or unable to exercise) the Fund's rights in respect of collateral provided to the Fund by the counterparty. See “Derivatives” above.

Future Developments. The Fund may take advantage of opportunities in options, futures contracts, options on futures contracts, and any other derivatives, including derivatives that are not presently contemplated for use by the Fund and derivatives that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Equity Securities. Equity securities generally represent equity or ownership interests in an issuer. These include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market, economic, and political conditions, as well as changes in inflation and consumer demand.

Common Stocks. Common stocks represent an ownership interest in a company. The prices of common stocks generally fluctuate more than the prices of other securities and reflect changes in, among other things, a company’s financial condition and in overall market, economic, and political conditions, changes in inflation, and consumer demand. A company’s common stock generally is a riskier investment than its fixed income securities, and it is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

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Initial Public Offering (“IPO”). The Fund may purchase securities of companies that are offered pursuant to an IPO. IPOs are typically new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. The Fund’s purchase of shares or bonds issued in IPOs also exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. The Fund may be limited in the quantity of IPO and secondary offering shares and bonds that it may buy at the offering price, or the Fund may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Master Limited Partnerships (“MLPs”). Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. These stocks represent an ownership interest and provide the holder with claims on the issuer’s earnings and assets, which generally come before common stockholders but after bond holders and other creditors. The obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer. Investments in preferred stock are also subject to market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of shares of common stock at a specified price, usually higher than the market price at the time of issuance, until or on a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before they expire, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

The Fund also may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies or may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent the Fund invests in such currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or

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shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to the risks described under “Foreign and Emerging Market Company Risk” and/or “Foreign Currency Risk” in the applicable Fund’s prospectus, such as inflation, interest and taxation rates, budget deficits and low savings rates, political factors, and government control.

The Fund may engage in “spot” (cash or currency) transactions and also may use forward contracts. For more information about forward contracts, generally, please see “Forward Contracts” above. A forward contract on foreign currencies, which is also known as a forward currency contract, involves obligations of one party to purchase, and another party to sell, a specified amount of a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between financial institutions or other currency traders and their customers. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing, among others. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward currency contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. If the transaction went as planned, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund’s foreign currency transactions are not limited to transactions that involve a sale or purchase of a security. The Fund also may use forward currency contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the former foreign currency. This investment practice generally is referred to as “cross-hedging” if two non-U.S. currencies are used.

The Fund may also enter into forward currency contracts that are contractually required to, or may, settle in cash, including non-deliverable forward currency contracts (“NDFs”). Cash-settled forward currency contracts, including NDFs, generally require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts may be marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A forward contract may require the delivery of initial margin by the Fund. Forward currency contracts, including NDFs, typically have maturities of approximately one to three months but may have maturities of up to six months or more.

The precise matching of the forward currency contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to

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purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. At or before the maturity date of a forward currency contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or otherwise meet its settlement obligations under the contract or retain the security and offset its contractual obligation by purchasing a second contract pursuant to which the Fund will buy, on the same maturity date, the same amount of the currency that it is obligated to sell. Similarly, the Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts. On the settlement date, a deliverable forward currency contract can be settled by physical delivery.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Foreign Securities. Investment in foreign securities may involve special risks that typically are not associated with investments in U.S. securities. Foreign investment risks may be greater in developing and emerging markets than in developed markets. The risks associated with foreign securities include, among other things, the following:

• The prices of foreign securities may be adversely affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities, and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the U.S. dollar value of the portfolio security. Currency exchange rates may fluctuate significantly over short periods of time, for a number of reasons.

• Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

• Clearance and settlement procedures may be different in foreign countries, and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

• Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers, and Funds investing in foreign securities may be affected by delayed settlements in some non-U.S. markets. Additionally, there may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

• There generally is less government regulation of foreign markets, companies, and securities dealers than in the United States. Consequently, the investor protections that are in place may be less stringent than in the United States.

• Foreign securities markets may have substantially less trading volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

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• Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change materially on days an investor may not be able to purchase or redeem Fund shares. For information about “time zone arbitrage,” please see “Excessive Trading and Market Timing” in the prospectus.

• With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability, diplomatic developments, or the imposition of economic sanctions, or other government restrictions that could adversely affect investments tied economically to those countries.

Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issues in another market, country or region.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Continuing uncertainty as to the status of the European Economic and Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union ("EU") could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. In March 2017, voters in the UK voted to leave the EU, creating economic and political uncertainty with respect to, among other things, the effects withdrawal will have on the Euro, European economies, and the global markets.

The foregoing is a general discussion of “Foreign Securities.” The Fund may define foreign securities (and emerging market securities) differently than other Funds for purposes of its investment restrictions. Please see the applicable Fund’s prospectus for more information.

Emerging Market Securities. The risks described above apply to an even greater extent to investments in emerging markets, which may be considered speculative. Emerging markets may develop unevenly or may never fully develop and are more likely to experience hyperinflation and currency devaluations, which may be sudden and significant. In addition, the securities and currencies of many of emerging market countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Securities and issuers in emerging countries tend to be subject to less extensive and frequent accounting, financial, and other reporting requirements than securities and issuers in more developed countries. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Further, investing in securities of issuers located in certain emerging market countries may present a greater risk of loss resulting from problems in security registration and custody.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation, and nationalization of assets and securities. Certain emerging market countries also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious, and racial conflicts, and the imposition of economic sanctions or other measures by the United States or other governments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, governments in many emerging market countries

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participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of their currencies. If a company’s economic fortunes are linked to emerging markets, then a security it issues generally will be subject to these risks even if the security is principally traded on a non-emerging market exchange.

High-Yield or Lower-Rated Debt Securities. Debt securities are typically considered “non-investment grade” (also referred to as “high-yield debt securities,” “lower-rated debt securities,” or “junk bonds”) if they are rated BB/Ba or lower by a rating agency (or unrated by rating agencies but determined by Lord Abbett, the Funds’ investment adviser, to be of comparable quality). Non-investment grade debt securities may pay a higher yield, but entail greater risks, than investment grade debt securities, and are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

• have a higher risk of default and their prices can be much more volatile due to lower liquidity;

• tend to be less sensitive to interest rate changes;

• are susceptible to negative perceptions of the junk markets generally; and

• pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds.

The risk of loss from default for the holders of high-yield debt securities is significantly greater than is the case for holders of other debt securities because such high-yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. If an issuer of high-yield securities in which the Fund is invested defaults, the Fund may incur additional expenses to seek recovery. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue for such securities. Even if such securities are held to maturity, the Fund’s recovery of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities that are subsequently written off, even though the Fund has not received any cash payments of such interest.

Because the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will, in fact, be reduced and that losses will not occur.

The secondary market for high-yield debt securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities generally is lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of lower-rated securities in its portfolio. Legislative and regulatory developments such as those discussed under “Debt Securities” above have adversely affected the secondary market for high-yield debt securities and the financial condition of issuers of these securities.

High-yield debt securities also present risks based on payment expectations. High-yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from

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its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors.

Factors having an adverse impact on the market value of high-yield securities will have an adverse effect on the Fund’s NAV to the extent the Fund holds such investments. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high-yield securities.

Illiquid Securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the security.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities (if needed), and prevailing supply and demand conditions.

The Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. In this event, illiquid securities would become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

144A Securities. The Fund also may invest in illiquid securities that are governed by Rule 144A under the 1933 Act. These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. 144A Securities may be treated as liquid under procedures approved by the Board of the Fund. 144A securities may be illiquid or hard to value.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

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The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other Funds in the Lord Abbett Funds. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. Currently, under an SEC exemptive order permitting the Fund to participate in an interfund lending program, the Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Lord Abbett Funds in an amount up to 15% of its net assets at the time of the loan (including lending up to 5% of its net assets to any single Lord Abbett Fund) and (2) borrow money from other Lord Abbett Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing total 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. The Fund also is required to secure an interfund loan if it has outstanding secured borrowings from other sources at the time the loan is requested.

Any loan made through the interfund lending program always would be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Lord Abbett are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act and the rules thereunder, the Fund may invest in other investment companies, including, but not limited to,

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money market funds, ETFs, closed-end funds, and other pooled vehicles. (Each Fund (other than the Funds-of- Funds), however, may not invest in other funds in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.) These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of these limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions. Certain of the conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the limitations.The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

Exchange-Traded Funds. ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. A “passive” investing strategy may have the potential to increase security price correlations and volatility. As “passive” strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if and to the extent more money is invested through passive strategies. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index).

Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Other Risks. The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized to make such foreign investments. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities and, thus, do not need to maintain liquidity to meet daily shareholder redemptions, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to increased liquidity risk.

Leverage. Consistent with its investment objectives and policies, a Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements, credit default swaps, when-issued, delayed delivery and forward commitment transactions, dollar rolls, borrowings, such as through bank loans, loans of portfolio securities, and derivatives. A Fund’s use of short sales also may give rise to forms of leverage.

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Leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, interest and other leverage-related expenses are ultimately borne by a Fund’s shareholders and result in a reduction of the net asset value of the Fund’s shares. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its related obligations, among other reasons.

Market Risk. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based on inclusion and representation in an index, securities prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities.

Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income or debt securities. The timing and level of prepayments is unpredictable. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates. Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments should increase current income and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower-than-expected rate, with the result that the average life of mortgage pass-through securities held by the Fund may be lengthened (maturity extension risk). This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the price and yield volatility of mortgage- related securities held by the Fund. In the past, in certain market environments, the value and liquidity of many mortgage pass-through securities declined sharply. There can be no assurance that such declines will not recur. Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk, and liquidity risk. These risks may be even higher with mortgage pass-through securities supported by subprime mortgages.

Guarantors of Mortgage-Backed Securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed

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by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include Fannie Mae and Freddie Mac. Both are government sponsored corporations owned entirely by private stockholders. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these arrangements will continue, and it is possible that these entities will not have the funds to meet their payment obligations in the future. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the liquidity and value of the Fund’s portfolio. Government-related guarantors may also issue Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Private Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they are not guaranteed by any government or agency. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place another qualifying mortgage loan. Such a repurchase or substitution obligation may constitute the sole remedy available for the material breach of any such representation or warranty by the seller or servicer. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. These securities may be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

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Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass-through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

Other structures of CMOs include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. They are typically not backed by any government or government agency or instrumentality.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

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Mortgage dollar rolls are instruments in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

The Fund is generally subject to the risks associated with the purchased security, such as credit risk and interest rate risk. In addition, if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon Lord Abbett’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

To Be Announced (“TBA”) Sale or Purchase Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could, among other things, increase the cost of TBA transactions and impose added operational complexity. It is not clear when these rules will become effective

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Other Asset-Backed Securities. The Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles

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rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Credit-Linked Notes (“CLNs”). The Fund may invest in CLNs. CLNs are a type of structured note. For more information about the Fund’s investments in structured notes, generally, please see “Structured Notes” below. CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

The Fund has the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount equivalent to the recovery rate. The Fund also is exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a reference security defaults or suffers certain other applicable declines in credit quality, the Fund may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Other Collateralized Obligations. In addition to the collateralized obligations described above, the Fund may invest in collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”).

A CLO is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this SAI and in the prospectus, CLOs carry additional risks including but not limited to the following:

• Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund

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invests will change, and will do so without transparency. Therefore, a Fund's investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

• Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.

• Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, investments in CLOs may be illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, may be liquid.

• Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

• Prepayment Risk: CLO securities may pay earlier-than-expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

• Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities.

Other Risks of Mortgage-Backed and Asset-Backed Securities. Mortgage-backed, mortgage-related, and other asset-backed securities are subject to risks in addition to those described above. These securities are often extremely complex and their documentation may be unclear, ambiguous, or poorly understood, which could lead to a misunderstanding or incorrect application of the securities’ terms, and may also lead to disputes. More junior securities are often illiquid and hard to value, and even senior securities may become so during periods of market stress or if there are issues relating to the underlying collateral. In addition, subordinate tranche securities provide subordination and enhancement to more senior tranches, and, therefore, subordinate tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the subordinate tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the senior tranches and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to collateral can trigger an event of default under the terms of the structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the security, which may be at a loss.

Regulatory issues relating to the underlying collateral may have unforeseen effects on the value of the securities and may cause them to decrease in value. In addition, servicers or trustees may not always act in the best interests of the holders of securities or of certain tranches of securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, Puerto Rico, Guam, and their

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political subdivisions, agencies, and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used, for example, to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, substantial limitations were imposed on new issues of municipal bonds to finance privately operated facilities. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might have a negative impact on the value of those bonds.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue bond may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit, or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including, for example, commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

Other examples of municipal bonds include municipal leases, certificates of participation, and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation, and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses.

Tender Option Bonds. The Fund may invest in trust certificates issued in tender option bond programs. Tender option bonds are trust investments that create leverage by borrowing from third party investors to invest in municipal bonds. In a tender option bond transaction, a tender option bond trust issues a floating rate certificate (“TOB Floater”), which is a short-term security, and a residual interest certificate (“TOB Residual”), which is a longer-term security. Using the proceeds of such issuance, the tender option bond trust purchases a fixed rate municipal bond. The TOB Floater is generally issued to a third party investor (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the fixed rate municipal bond. The Fund may invest in TOB Floaters and/or TOB Residuals.

The TOB Residual may be less liquid than other comparable municipal bonds. Generally, the TOB Residual holder bears the underlying fixed rate bond’s investment risk. The holder also benefits from any

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appreciation in the value of the underlying fixed rate bond. Investments in a TOB Residual will typically involve greater risk than investments in fixed rate bonds.

An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and, thus, will not be entitled to treat such interest as exempt from federal income tax.

Additional Risks of Municipal Bonds. Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and, thus, the value of the Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and, therefore, the value of the Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Municipal bonds may be illiquid or hard to value, especially in periods of economic stress.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds at the time intended and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for the Fund and lower investment performance.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal bonds with the same maturity, coupon, and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Credit Enhancements. Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Fund will have any credit enhancements. Lines of credit are issued by a third party, usually a bank, to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which usually is purchased by the bond issuer from a private, nongovernmental insurance company, guarantees that the insured bond’s principal and interest will be paid when due. Neither insurance nor a line of credit guarantees the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. There is no assurance that a municipal bond insurer or line of credit provider will pay a claim or meet the obligations. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to

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purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA usually are subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Non-U.S. Government and Supranational Debt Securities. Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

• fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;

• fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;

• interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

• Brady Bonds (which are described below);

• participations in loans between non-U.S. (including emerging market) governments and financial institutions; and

• fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to

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investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Cash/Short-Term Instruments and Money Market Investments. Cash/short-term instruments and money market investments include bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper, repurchase agreements, and other short-term corporate debt securities. For more information about bank certificates of deposit, time deposits, bankers’ acceptances, and commercial paper, please see “Temporary Defensive Investments (all Funds except Money Market Fund)” below. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. A repurchase agreement is a transaction by which the Fund acquires a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically,

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a bank or securities dealer) at an agreed upon date and agreed upon price, which represents the Fund’s cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash, investment grade debt securities, asset-backed securities, municipal bonds, foreign sovereign debt, or U.S. Government Securities (as defined in Section 2(a)(16) of the 1940 Act) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, the Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment adviser, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration.

Securities Lending. Each Fund, other than Lord Abbett Inflation Focused Fund, may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. Each Fund may recall a loaned security in order to sell the security. Each Fund also may recall a loaned security in order to exercise its voting rights, if the holders of the securities are asked to vote upon or consent to matters that Lord Abbett believes materially affect the investment. The risks in lending portfolio securities include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If the loaned securities are not available to a Fund on a timely basis, the Fund may lose the opportunity to sell the securities at a desirable price or the Fund’s ability to vote the securities may be impaired. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Securities loans are made to broker-dealers and other institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations as may be permitted under each Fund’s securities lending program at least equal at all times to 100% of the market value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. Such Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Because a Fund’s obligation to return the collateral does not change even if the securities in which the collateral is invested decline in value, the Fund bears the risk of any loss on the investment of the collateral. Any such loss may exceed, potentially by a substantial amount, any profit to a Fund from its securities lending activities. Each Fund may pay fees in connection with arranging loans of its portfolio securities.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. This is commonly referred to as a “short sale against the box.” The Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund

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does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. The Fund may not engage in any other type of short selling. This restriction does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other security futures, and/or forward currency contracts for bona fide hedging or cash management purposes or to pursue risk management strategies.

Structured Notes and Other Hybrid Instruments. The Fund may invest in structured notes and other hybrid instruments to pursue a variety of investment strategies, including currency hedging, duration management, and increased total return.

Structured Notes. Structured notes are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices, or other financial indicators (the “Reference Instrument”), or the relative change in two or more Reference Instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Instrument(s). Structured notes may be positively or negatively indexed, so the appreciation of the Reference Instrument may produce an increase or decrease in the interest rate or value of the security at maturity. The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. For example, the terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may present additional risks that are different from those associated with a direct investment in fixed income or equity securities because the investor bears the risk of the Reference Instrument(s). For example, structured notes may be more volatile, less liquid, and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structures notes could lose more than the principal amount invested. CLNs are a type of structured note. For more information about the Fund’s investments in CLNs, please see “Credit-Linked Notes (“CLNs”)” above.

Other Hybrid Instruments. Hybrid instruments include indexed or structured instruments, combining the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion or all of its interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by changes in the applicable Reference Instrument(s). As with other derivatives, the value of a hybrid instrument may be a multiple of a Reference Instrument and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference Instrument. These Reference Instruments may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. A hybrid instrument may not bear interest or pay dividends, and under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional stock or bond. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Fund.

Socially Responsible Investing Risk: For certain Funds that utilize a socially responsible investment strategy, such as a climate-focused investment strategy or incorporation of environmental, social and/or governance ("ESG") considerations into its investment process, which may select or exclude securities of certain issuers for reasons other than investment performance considerations, there is the risk that the Fund may underperform accounts that do not utilize a socially responsible investment strategy. This investment strategy may affect the Fund’s investment exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor.For example, the Fund’s exclusion of investments in companies principally engaged in the fossil fuel and natural gas related product or distribution sectors may adversely affect the Fund’s relative performance at times when such investments are performing well. Securities of companies may shift into and out of favor depending on investor opinions of the companies’ ESG practices and the importance of ESG considerations generally. In addition, some socially responsible investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, or on political support for

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certain environmental technologies and companies, all of which are subject to change. There may be a limited number of issuers in which the Fund may invest given its socially responsible investment strategy, and as a result, the markets in which the Fund operates may have fewer investment options and limited liquidity. There can be no assurance that the operations of a given issuer in which the Fund invests will in fact have a positive societal impact. In evaluating a company, Lord Abbett is dependent upon information and data obtained through voluntary or third party reporting that may be incomplete, inaccurate or unavailable, which could cause Lord Abbett to incorrectly assess a company’s business practices with respect to its socially responsible practices. Socially responsible norms differ by region, and a company’s ESG policies or Lord Abbett’s assessment of a company’s ESG policies may change over time. Successful application of the Fund’s ESG investment strategy will depend on Lord Abbett’s skill in properly identifying and analyzing material ESG issues and related business practices, and there can be no assurance that the strategy or techniques employed will be successful. Lord Abbett may seek to identify companies that it believes may have a positive societal impact, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

U.S. Government Securities. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. For more information, please see the “Guarantors of Mortgage-Backed Securities” above and the “Securities of Government Sponsored Enterprises” section below.

Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government sponsored enterprise and backed by mortgages or other instruments with prepayment or call features,

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rising interest rates may cause prepayments to occur at a slower-than-expected rate, reducing the security's value. In contrast, falling interest rates may cause prepayments to occur at a faster-than-expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment.

Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause value of the Fund’s investment portfolio to experience significant appreciations or depreciations in value over short periods of time.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before the commitment’s settlement date.

The Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds. Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

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Temporary Defensive Investments (all Funds except Money Market Fund). As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. Temporary defensive securities include:

• Short-Term Taxable Securities. The Fund may invest in bonds, the interest on which is subject to federal income tax, and the Fund may be exempt from its state’s (if applicable) and, in the case of Lord Abbett New York Tax-Free Income Fund, New York City’s personal income tax.

• U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government, its agencies, or government sponsored enterprises, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

• Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

• Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

• Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer, or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

• Repurchase agreements with maturities of less than seven days.

• Registered money market funds. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

• Comparable foreign fixed income securities.

Temporary Defensive Investments (Money Market Fund only). As described in the prospectus, the Fund may temporarily invest all or substantially all of its assets in cash to respond to adverse economic, market, or other unfavorable conditions, to meet regulatory liquidity requirements, to accommodate unusually large cash inflows, to satisfy redemption requests, or under other unusual circumstances.

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3.
DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Funds is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from the selective disclosure of portfolio holdings and prevent potential misuse of such information. The Funds’ policies and procedures governing these arrangements may be modified at any time with material amendments requiring the approval of the Board. The Funds’ portfolio holdings disclosure policies and procedures are attached to this SAI as Appendix A.

Fund Portfolio Information Recipients. The Funds may disclose portfolio holdings to certain third parties when the disclosure of portfolio holdings is determined to be warranted by a legitimate business purpose. In these situations, the Funds will take appropriate precautions designed to safeguard the confidentiality of this information and prevent potential misuse of such information. Attached to this SAI as Appendix B is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described in the Funds’ portfolio holdings disclosure policies and procedures.

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4.
MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Lord Abbett Fund, in accordance with the laws of the States of Delaware or Maryland, as applicable. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in each Funds’ annual or semiannual report to shareholders, the Board also approves an investment adviser to each Fund and monitors the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board Member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in each Lord Abbett Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

For information on compensation paid to the Board Members, please see the “Board Members” section of Part I.

Board Leadership Structure

The Board currently has eleven Board Members, ten of whom are Independent Board Members. James L.L. Tullis, an Independent Board Member, serves as the Chair of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Tullis’ long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets six times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Board Members. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

Board Members

The following individuals are Board Members of each Lord Abbett Fund. Unless otherwise indicated, the address of each Interested Board Member is Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, and the address of each Independent Board Member is Lord, Abbett & Co. LLC, c/o Legal Dept., 90 Hudson Street, Jersey City, NJ 07302.

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey (1955)	Board Member Vice Chair (since 2023)	2011	None.	None.

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Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Julie A. Hill (1946)	Board Member	2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of Columbia Care (CCHW) (since 2021). Previously served as director of Anthem, Inc., a health benefits company (1994–2021).
Kathleen M. Lutito (1963)	Board Member	2017	President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006).	None.
James M. McTaggart (1947)	Board Member	2012	Owner of McTaggart LLC (since 2011).	None.
Charles O. Prince (1950)	Board Member	2019	None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).	Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).
Karla M. Rabusch (1959)	Board Member	2017	President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016).	None.

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Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Lorin Patrick Taylor Radtke (1968)	Board Member	2021	Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).	Currently serves as director of Assured Guaranty (since 2021), Virtual Combine (since 2018). Previously served as director of SummerMoon Coffee (2022); Mariposa Family Learning (2021-2022).
Leah Song Richardson (1966)	Board Member	2021	President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).	None.
Mark A. Schmid (1959)	Board Member	2016	Vice President and Chief Investment Officer of the University of Chicago (2009–2021).	Currently serves as director of Underwriters Laboratories Research Institute (since 2022).
James L.L. Tullis (1947)	Board Member Chair (since 2017)	2006	Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012-2018). Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Member
Douglas B. Sieg (1969)	Board Member	2016	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.	None

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Officers

No officer listed below has received compensation from the Funds. All officers of the Funds also may be officers of the other Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	All Lord Abbett Funds	2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	All Lord Abbett Funds	2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	All Lord Abbett Funds	2021

Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	All Lord Abbett Funds	2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	All Lord Abbett Funds	2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Parker J. Milender (1989)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Lawrence B. Stoller (1963)	Vice President and Secretary Chief Legal Officer	All Lord Abbett Funds All Lord Abbett Funds	2007 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	All Lord Abbett Funds	2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).
Nicholas D. Emguschowa (1986)	Data Protection Officer	All Lord Abbett Funds	2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Qualifications of Board Members

The individual qualifications of each Board Member are noted below. These qualifications, along with the experience noted above under “Board Members,” led to the conclusion that each Board Member should serve as a Board Member for the Funds. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each existing Board Member and are among the qualifications that the Independent Board Members will consider for any future nominees:

• Reputation for integrity, honesty, and high ethical standards;

• Diversity of background;

• Skills in disciplines deemed by the Independent Board Members to be relevant to the role of Independent Board Member, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

• Understanding and appreciation of the important role occupied by an Independent Board Member in the regulatory structure governing registered investment companies;

• Willingness and ability to contribute positively to the decision-making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Board Members;

• Desire and availability to serve as an Independent Board Member for a substantial period of time; and

• Absence of conflicts that would interfere with qualifying as an Independent Board Member.

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A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

Independent Board Members:

• Evelyn E. Guernsey. Board tenure with the Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

• Julie A. Hill. Board tenure with the Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

• Kathleen M. Lutito. Board tenure with the Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

• James M. McTaggart. Board tenure with the Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

• Charles O. Prince. Board tenure with the Funds (since 2019), financial services industry experience, chief executive officer experience, legal and regulatory experience, entrepreneurial background, corporate governance experience.

• Karla M. Rabusch. Board tenure with the Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

• Lorin Patrick Taylor Radtke. Board tenure with the Funds (since 2021), financial services industry experience, entrepreneurial background, corporate governance experience, legal and regulatory experience, technology experience, marketing experience, and civic/community involvement.

• Leah Song Richardson. Board tenure with the Funds (since 2021), chief executive officer experience, legal and regulatory experience, service in academia, strategic budgeting experience, fiduciary responsibility experience, and civic/community involvement.

• Mark A. Schmid. Board tenure with the Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

• James L.L. Tullis. Board tenure with the Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Interested Board Member:

• Douglas B. Sieg. Board tenure with the Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement

Committees

The standing committees of the Board are the Audit Committee, the ESG and Proxy Committee, the Governance Committee, and the Investment Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

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Committee	Committee Members	Description
Committee	Committee Members	Description
Audit Committee	Evelyn E. Guernsey James M. McTaggart Karla M. Rabusch Lorin Patrick Taylor Radtke Mark A. Schmid

The Audit Committee is comprised solely of Independent Board Members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

ESG and Proxy Committee	Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid James L.L. Tullis

The ESG and Proxy Committee is comprised of all Independent Board Members. Among other things, the ESG and Proxy Committee (i) monitors and discusses ESG-related progress at Lord Abbett and ESG-related developments that could impact the Funds; (ii) oversees the actions of Lord Abbett in voting securities owned by the Funds; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Governance Committee	Julie A. Hill Kathleen M. Lutito Charles O. Prince Leah Song Richardson James L.L. Tullis

The Governance Committee is comprised solely of Independent Board Members. Among other things, the Governance Committee (i) reviews the composition of the Board; (ii) reviews committee and Board and committee leadership assignments; (iii) reviews the responsibilities of any committees of the Board; (iv) reviews compensation of the Independent Board Members; (v) reviews Board governance procedures and determines the form of the Board’s annual self-evaluation; and (vi) monitors the performance of independent legal counsel employed by the Independent Board Members.

Investment Committee	Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid James L.L. Tullis

The Investment Committee is comprised of all Independent Board Members. The Investment Committee meets with Lord Abbett and portfolio management to monitor ongoing developments involving Lord Abbett and the Funds’ portfolios. Among other things, the Investment Committee (i) reviews and monitors the performance of the Funds and (ii) monitors and discusses changes to the Funds’ investment teams and/or processes.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part

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of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the

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Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Investment Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk, and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Investment Committee meets regularly with the Funds’ portfolio managers to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond Lord Abbett’s and/or a service provider’s control and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett or a service provider, as applicable, develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member(s) should write the Funds directed to the attention of the Secretary of the Funds, at 90 Hudson Street, Jersey City, New Jersey 07302. Communications to the Board must be signed by the shareholder and must specify (1) the shareholder’s name and address, (2) the Fund(s) in which the shareholder owns shares, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Code of Ethics

The directors, trustees, and officers of the Funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Lord Abbett Funds’, Lord Abbett’s, and the Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the 1940 Act. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Funds. The Code of Ethics also includes certain requirements imposed by the 1940 Act that are applicable to the Independent Board Members of each Lord Abbett Fund.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the ESG and Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy

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voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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5.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

Investment Adviser

As described under “Management and Organization of the Funds” in each Fund’s prospectus, Lord Abbett is each Fund’s investment adviser.

Exclusion From Definition of CPO. Lord Abbett is registered as a CPO with the U.S. Commodity Futures Trading Commission (“CFTC”). However, Lord Abbett has filed notices to claim an exclusion from the definition of the term CPO under the CEA for each of the Funds, other than Inflation Focused Fund, (the “Exempt Funds”) and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. For Lord Abbett to remain eligible for this exclusion, each Exempt Fund must comply with certain limitations, including limits on its ability to use any futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder ("commodity interests") and limits on the manner in which it holds out its use of such commodity interests. These limitations may restrict each Exempt Fund's ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return. In the event that Lord Abbett believes that any Exempt Fund may no longer be able to comply with or that it may no longer be desirable for it to comply with these limitations, Lord Abbett may register as a CPO with the CFTC with respect to such Exempt Fund. Any such registration may adversely affect such Exempt Fund's performance, for example, by subjecting it to increased costs and expenses. If Lord Abbett registers as a CPO with the CFTC with respect to any Exempt Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions. Lord Abbett is subject to registration and regulation as a CPO with regard to Inflation Focused Fund.

Please see the “Investment Advisory and Other Services, Fees, and Expenses” section of Part I for more information on expenses and fees paid by the Funds.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, each Fund pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares of a Fund based upon the relative proportion of each Fund’s net assets represented by that class.

Distributor

The Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds. Each Lord Abbett Fund, on behalf of its Funds, has entered into a Distribution Agreement with the Distributor, under which the Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

Rule 12b-1 Plan

Each Fund, except Series Fund, has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for all of the Funds’ share classes except Class F3, I, R5, and R6. The principal features of the Rule 12b-1 Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Rule 12b-1 Plan is a compensation plan, allowing each applicable class to pay a fixed fee to the Distributor that may be more or less than the expenses the Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from the Distributor hereunder and encouraging shareholder accounts to remain invested in the shares; and (c) otherwise rendering services

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to the Funds, including paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling shares. In adopting the Rule 12b-1 Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Rule 12b-1 Plan, each applicable class compensates the Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. The Distributor also uses amounts received under the Rule 12b-1 Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases, and exchanges and (ii) their assistance in distributing shares of the Funds.

The following table shows the maximum payments for each Fund that may be authorized by the Board pursuant to the Rule 12b-1 Plan. However, pursuant to the Rule 12b-1 Plan, the Board shall from time to time determine the actual amounts, subject to the maximum amounts described in the table, that a Fund may pay the Distributor. Information on the level of payments authorized by the Board under the Rule 12b-1 Plan for each Fund is available in each Fund’s prospectus. All Class C shareholders of a Fund will bear fees under a Rule 12b-1 Plan at the same blended rate, regardless of how long they hold their particular shares. The Rule 12b-1 Plan does not permit any payments for Class F3, I, R5, or R6 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

	Maximum Payments for Each Fund except Money Market Fund	Maximum Payments for Money Market Fund
Class A	0.50%	0.15%
Class A1[1]	0.25%	N/A
Class C	1.00%	1.00%
Class F	1.00%	N/A
Class P	0.75%	N/A
Class R2	1.00%	N/A
Class R3	1.00%	N/A
Class R4	0.50%	N/A
[1] Share class only offered by Ultra Short Bond Fund.

The Rule 12b-1 Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Rule 12b-1 Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Rule 12b-1 Plan should be continued. The Rule 12b-1 Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan. As long as the Rule 12b-1 Plan is in effect, the selection or nomination of Independent Board Members is committed to the discretion of the Independent Board Members.

Mr. Sieg is the Managing Member of Lord Abbett, which is the sole member of the Distributor, and as such is deemed to have a financial interest in the Rule 12b-1 Plan.

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Payments made pursuant to the Rule 12b-1 Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Rule 12b-1 Plan terminates automatically if it is assigned. In addition, the Rule 12b-1 Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Board Members (excluding any Independent Board Member who has a direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan) or by vote of a majority of the outstanding voting securities of the applicable class

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is each Fund’s custodian. The Custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The Custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the 1940 Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the Custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, the Custodian performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ Transfer Agent pursuant to a Transfer Agency and Shareholder Services Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual reports to shareholders.

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6.
PORTFOLIO MANAGERS

The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector, and macroeconomic research and analysis. Please see “Portfolio Manager Information” in Part I for names of the portfolio managers, other accounts managed, and their holdings.

The table in the “Portfolio Management Information – Other Accounts Managed” section of Part I sets forth the following for each Fund as of the date indicated (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories, a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account, if applicable.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table in “Portfolio Management Information – Other Accounts Managed” in Part I. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis

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versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Holdings of Portfolio Managers

The “Portfolio Manager Information – Holdings of Portfolio Managers” section of Part I includes a table that indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of the date indicated. The table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

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7.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for a Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service, and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute a transaction. Normally, traders who are employees of Lord Abbett select broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions, and individuals. To the extent permitted by law, a Fund may purchase from or sell to another Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators. A Fund’s selection of broker-dealers is subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”), if applicable.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, a Fund pays no brokerage commission, but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, a small number of markets continue to be subject to a non-negotiable schedule of minimum rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission, and a Fund’s purchase price may include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to a Fund and the other accounts Lord Abbett manages.

Lord Abbett continuously seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund. In evaluating the reasonableness of

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commission rates, Lord Abbett may consider any or all of the following: (a) the services listed above; (b) rates quoted by broker-dealers; (c) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (d) the complexity of a particular transaction in terms of both execution and settlement; (e) the level and type of business done with a particular firm over a period of time; (f) the extent to which the broker-dealer has capital at risk in the transaction; (g) historical commission rates; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro rata). In certain situations, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are not available in fixed income strategies, as well as for other reasons. Non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Funds and non-directed, unrestricted, individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts, or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Funds and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions in the same order as when transactions are communicated to the trading desk at or about the same time.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services

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received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice relating to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, attendance at conferences, and meetings with company representatives. The provisions of MiFID II may limit the ability of Lord Abbett to pay for research services using soft dollars in various circumstances, if applicable.

Research Services. Lord Abbett has entered into “Client Commission Arrangements” with a number of broker-dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information concerning particular companies and securities, as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. Broker-dealers typically make proprietary research available to investment advisers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment advisers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts that Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its

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own staff, or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will, at times, select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable Client Commission Arrangements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars, regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments relating to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

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From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers to provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Client Commission Arrangement to pay a research provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Client Commission Arrangement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Funds, provided that Lord Abbett does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions, and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Client Commission Arrangement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution, notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Client Commission Arrangements generally do not apply to fixed income transactions. The fixed income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed income accounts, including Money Market Fund, will benefit from,

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or be “cross-subsidized” by, Research Services received by Lord Abbett through soft dollars, even though some fixed income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

Some fixed income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed income investment team also will obtain Research Services directly using soft dollars.

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8.
CLASSES OF SHARES

Each Fund offers investors different classes of shares, which are described in each Fund’s prospectus and SAI. The different classes of shares of each Fund represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in the relevant Fund’s prospectus to determine which class represents the best investment option for their particular situations.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described in the prospectus and this SAI. Additional classes or funds may be added in the future. The 1940 Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of board members from the separate voting requirements.

Investment Trust, Securities Trust, and Trust I (each, a “Trust” and collectively, the “Trusts”) only:

Each Trust is a Delaware statutory trust. The Trusts are not required to hold shareholder meetings each year. However, as stated in each Trust’s Declaration, shareholder meetings may be called at any time by certain officers of the Trust, the Chair of the Board, or by a majority of the Board, to let shareholders take action on the following:

• a matter that requires the approval or authorization of shareholders as provided for in the Trust’s Declaration;

• a matter that requires shareholder approval or authorization under the 1940 Act or other applicable law, regulation, or SEC or state order; or

• other matters determined to be necessary or desirable.

In addition, under each of Investment Trust’s and Securities Trust’s Declaration, special shareholder meetings may also be called upon the written request from shareholders who hold at least 25% of the outstanding shares of the Trust that would be entitled to vote at the special shareholder meeting.

Investment Trust and Securities Trust. Under each Declaration, the Board may, without shareholder approval, merge or consolidate the Trust into, or sell and convey some or all of, the Trust’s assets to one or more other entities, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement. The Board may also, without shareholder approval, incorporate the Trust under Delaware law. Further, the Board may, without shareholder approval, cause the Trust to organize a new entity, in which the Trust will have an interest, to take over some or all of the Trust’s property or carry on the Trust’s business.

Shareholders owning 50% or more of the then outstanding shares of the applicable Trust may bring derivative actions on behalf of the Trust, provided that the shareholders have requested that the Board take such action and the Board failed or refused to act for at least 60 days.

Trust I. Under the Declaration, the Board may, without shareholder approval, cause the Trust or any series or class to convert into or merge, reorganize or consolidate with or into one or more entities. The

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Board may also, without shareholder approval, cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States. Further, the Board may, without shareholder approval, sell or convey all or substantially all of the assets of the Trust or any series or class to another entity for adequate consideration.

Shareholders may bring derivative actions on behalf of the Trust with respect to a series or class of the Trust, provided that the shareholders own 10% or more of the then outstanding shares of such series or class and have requested that the Board take such action and the Board failed or refused to act for a reasonable amount of time (requirements that do not apply to claims asserted under federal securities laws).

Shareholder Liability. Delaware law provides that each Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. However, this protection is not guaranteed. The courts of some states may decline to apply Delaware law on this point, which could result in different limitations of personal liability for shareholders. Each of the Investment Trust and Securities Trust Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. In addition, each Declaration requires that each agreement that the Trust enters into includes a disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. Further, each of the Investment Trust and Securities Trust Declaration indemnifies any shareholder or former shareholder held personally liable for the obligations of the Trust. The Trust I Declaration states that each shareholder of the Trust and of each series or class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund (each, a “Company” and collectively, the “Companies”) only:

Each Company is incorporated under Maryland law. Each Company’s By-Laws provide that no annual shareholder meetings will be held except under the following circumstances:

• the Company’s shareholders are required by the 1940 Act to vote on the election of directors;

• the majority of the Board requests a meeting; or

• upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

Each Company’s By-Laws provide that a special shareholder meeting may be called for any purpose. A special meeting will be held under the following circumstances:

• upon the request of the Chair of the Board or the President or by a majority of the Board; or

• upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

The following sections apply to all Funds, as applicable:

The Funds offer investors different classes of shares. Each Fund’s prospectus and SAI describes the classes of shares the Fund currently offers and each class’ availability to investors. Presently, the Funds, with the exception of Series Fund, may offer Class A, C, F, F3, I, P, R2, R3, R4, R5, and R6 shares. Additionally, Ultra Short Bond Fund may offer Class A1 shares. Series Fund has two classes of shares, the Variable Contract Class (VC Shares) and Pension Class, though the Pension Class is not currently offered. More information on the various classes of shares offered by each Fund is available in the Fund’s prospectus and on the cover page of this SAI. Below is additional information on certain share classes offered by the Funds, though, as stated, each Fund may not offer each share class.

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Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 Shares. Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 shares of each Fund are subject to the applicable sales charge (if any), fees, expenses, reductions and waivers described in each Fund’s prospectus.

Conversions of Class C Shares. Class C shares will convert automatically into Class A shares eight years after the date of purchase. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. Class C shares held through a financial intermediary will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Class P Shares. Class P shares of each Fund are subject to the applicable fees, expenses, reductions, and waivers described in each Fund’s prospectus. For Funds that offer Class P shares, Class P shares are closed to substantially all new investors and are offered only on a limited basis as described in the applicable Fund’s prospectus. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases.

Class VC Shares. Class VC shares are not offered directly to the public. Rather, Class VC shares of the Funds currently are offered only to separate accounts of certain insurance companies. Class VC shares are subject to the applicable fees, expenses, reductions, and waivers described in the applicable Fund’s prospectus. Class VC shares are not subject to a CDSC.

The following sections do not apply to Series Fund:

CDSC. A CDSC applies upon early redemption of shares for certain classes. The classes of shares of each Fund that are subject to a CDSC (if any) are described in the applicable Fund’s prospectus. A CDSC (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A or A1 shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price. The applicability and amount and nature of a CDSC, as it applies to a Fund’s Class A, A1, or C shares, is described in the applicable Fund’s prospectus. See the applicable Fund’s prospectus for more information.

Eligible Mandatory Distributions. If Class A or C shares represent a part of an individual’s total individual retirement account (“IRA”) or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. There is no CDSC charged on Class F, F3, I, P, R2, R3, R4, R5, or R6 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction-based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

A CDSC will not be imposed at the time of certain transfers or for certain transactions. See the applicable Fund’s prospectus for information about the transfers and transactions for which sales charge reductions or waivers may apply. In the case of Class A or A1 shares, the CDSC is received by the Distributor and is intended to reimburse all or a portion of the amount paid by the Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term

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shareholder account in the Funds. In the case of Class C shares, the CDSC is received by the Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class C shares before the Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class C shares Distribution Fee.

In no event will the percentage used to calculate CDSCs for Class A, A1, and C shares (as described in each Fund’s prospectus, when applicable) exceed the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A or A1 shares, (ii) that percentage of each share redeemed, in the case of Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Fund paid fees under a Rule 12b-1 Plan, or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one year anniversary of the original purchase falls (in the case of Class A shares for all Funds other than series of Municipal Income Fund), (b) until the first day of the month in which the eighteen month anniversary of the original purchase falls (in the case of Class A1 shares and Class A shares of series of Municipal Income Fund), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs. Certain share classes of the Funds may be offered as investment options in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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9.
PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Pricing of Fund Shares. Information concerning how Fund shares are valued and the method for determining the public offering price is contained in the applicable Fund’s prospectus.

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Pursuant to the Funds’ fair value prices and procedures, securities for which market quotations are not readily available are valued at fair market value by Lord Abbett as the Fund's "valuation designee" pursuant to Rule 2a-5 of the 1940 Act.

The following paragraphs do not apply to Money Market Fund:

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the market closing price on the exchange or system on which they are principally traded on the valuation date. If there is no trading on the principal exchange or system on the valuation date, the closing price on the secondary exchange or system on which the security is most actively traded is used. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are valuations supplied by broker-dealers or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The following paragraph applies to Money Market Fund only:

The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. As a “government money market fund” under Rule 2a-7, the Fund will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. We attempt to maintain a NAV of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. The Fund’s Board has determined that it is in the best interests of the Fund and its shareholders to value the Fund’s portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the 1940 Act, so long as that method fairly reflects the Fund’s market-based NAV. Rule 2a-7 contains certain maturity, diversification, quality, and liquidity requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company that, like the Fund, holds itself out as a money market fund.

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The following sections do not apply to Series Fund:

NAV Purchases of Class A Shares. Class A and A1 shares of some Funds may be purchased at NAV with no sales charge at the time of purchase under certain circumstances as described in each Fund’s prospectus. See the applicable Fund’s prospectus for further information.

In addition to the circumstances described in each applicable Fund’s prospectus, Class A shares may be purchased at NAV by the Board Members, officers of each Fund, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such persons). Class A shares also may be purchased at NAV (i) by employees, partners, and owners of unaffiliated consultants and advisors to Lord Abbett, the Distributor, or the Funds who consent to such purchase if such persons provide service to Lord Abbett, the Distributor, or the Funds on a continuing basis and are familiar with the Funds, (ii) in connection with a merger, acquisition, or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the Board Members, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom the Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below. Also, a front-end sales charge may not be imposed when acquiring Class A shares of a Fund through certain conversions and transfers. See the applicable Fund’s prospectus for further information.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for (i) Funds currently offered to the public with a sales charge (front-end, back-end, or level, except for Class A1 shares) or (ii) Money Market Fund. The exchange privilege is not available to an investor for any share class of a Fund that would not be offered to the investor if he or she was seeking a new purchase in the applicable share class. Shareholders in other Funds, with the exception of Series Fund, generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund, other than Ultra Short Bond Fund and Money Market Fund, is not designed for short-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or the Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other Fund into which the exchange is made.

An exchange transaction is based on the relative NAVs of the shares being exchanged. The exchange is executed at the NAVs next determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of a Fund’s shares for shares of another Fund generally will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares, had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Ultra Short Bond Fund or Money Market Fund. Exchanges of Ultra Short Bond Fund or Money Market Fund shares for shares of any Fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that Fund unless a sales charge (front-end, back-end, or

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level) was paid on the initial investment in shares of a Fund and those shares subsequently were exchanged for the shares of Ultra Short Bond Fund or Money Market Fund that are currently being exchanged for shares of another Fund. No CDSC will be charged on an exchange of shares of the same class between Funds. Upon redemption of shares out of a Fund, the applicable CDSC will be charged. Thus, if shares of a Fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Ultra Short Bond Fund or Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Ultra Short Bond Fund or Money Market Fund that are subject to a CDSC will be credited with the time these shares are held in Ultra Short Bond Fund or Money Market Fund.

Shares of one class of a Fund, with the exception of Money Market Fund, may be converted into (i.e., reclassified as) shares of a different class of the Fund in certain circumstances. See the applicable Fund’s prospectus for further information.

Redemptions. A redemption order is in good order when it contains all of the information and documentation required by the order form or otherwise by the Distributor or a Fund to carry out the order. You should read the applicable Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

As described in the applicable Fund’s prospectus, redemptions may be suspended or payment postponed in certain circumstances. Redemptions, even when followed by repurchases, are generally taxable transactions for shareholders that are subject to U.S. federal income tax.

Money Market Fund, as a government money market fund under Rule 2a-7, will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions, but the Fund’s Board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates. However, such change would only become effective after shareholders have been provided with specific advance notice of a change in its policy and have been provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Fund available for purchase. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other Fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund (as defined in the prospectus) is described in each Fund’s prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check, and complete the bank authorization.

SWP. The SWP is described in each Fund’s prospectus. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Fund’s prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. The forms name UMB Bank, N.A. as custodian and contain specific information about the plans, excluding 401(k) plans. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these plans and their

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participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and explanations of the eligibility requirements, annual custodial fees and other fees, and allowable tax advantages and penalties are set forth in the relevant plan documents. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

The following section does not apply to Money Market Fund or Series Fund:

Rights of Accumulation. As stated in each Fund’s prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in certain share classes of any Eligible Fund to reduce the sales charge on a new purchase of Class A or A1 shares of any Eligible Fund.

To the extent your financial intermediary is able to do so, the value of Class A, A1, C, F, and P shares of Eligible Funds, determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation, will be calculated at the higher of (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of the Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

The following sections apply to all Funds:

Purchases through Financial Intermediaries. The Funds and/or the Distributor have authorized one or more agents, who may designate other intermediaries, to receive purchase and redemption orders on the Funds’ or the Distributor’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the NAV next computed after it is received by the Fund’s authorized agent, or, if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Payments Made to Financial Intermediaries. Financial intermediaries may be entitled to receive compensation for selling Fund shares and may receive different compensation for selling one class than for selling another class. A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. In some circumstances, these payments may create an incentive for the financial intermediary or its investment professionals to recommend or sell Fund shares to you over another mutual fund or to recommend or sell a particular share class to you over another share class. See the applicable Fund’s prospectus for more information.

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Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or the Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of March 1, 2023, the Dealers to whom Lord Abbett or the Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds were as follows:

Advisor Group

ADP Broker-Dealer Inc.

AIG Advisor Group, Inc. (f/k/a Woodbury Financial Services, Inc.)

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

American Enterprise Investment Services Inc.

American United Life Insurance Company

Ascensus, Inc.

B.C. Ziegler and Company

BlackRock Advisors, LLC

Business Men’s Assurance Company of America/RBC Insurance

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.
Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

CRI Securities, LLC

CUSO Financial Services, L.P.

Delaware Life Insurance and Annuity Company of New York

Edward D. Jones & Co., L.P.

Equitable Advisors, LLC previously AXA Advisors

Equitable Life Insurance Company

Family Investors Company

Fidelity Brokerage Services, LLC

First Allied Securities, Inc. (Cetera)

First Security Benefit Life Insurance and Annuity Company

First SunAmerica Life Insurance Company

Forethought Life Insurance Company

Genworth Life & Annuity Insurance Company

Genworth Life Insurance Company of New York

Girard Securities, Inc. (Cetera)

GWFS Equities, Inc.

Goldman, Sachs & Co.

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

Investors Capital Corporation (Cetera)

James I. Black & Co.

Janney Montgomery Scott LLC

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

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Kestra Investment Services, Inc.

Leumi Investment Services Inc.

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Linsco/Private Ledger Corp. (LPL Financial Services, Inc.)

Massachusetts Mutual Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MML Investors Services

Morgan Stanley Smith Barney, LLC

National Planning Holdings, Inc.

Nationwide Investment Services Corporation

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company.

Pacific Life & Annuity Company

Pacific Life Insurance Company

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

PNC Investments LLC

Principal Life Insurance Company

Principal National Life Insurance Company

Protective Life Insurance Company

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corporation (f/k/a RBC Dain Rauscher)

RBC Capital Markets, LLC

RBC Insurance d/b/a Liberty Life Insurance

RiverSource Life Insurance Company

RiverSource Life Insurance Co. of New York

Robert W. Baird & Co. Incorporated

Rockefeller Financial LLC

Securian Financial Services, Inc.

Security Benefit Life Insurance Company

Sorrento Pacific Financial, LLC

Summit Brokerage Services, Inc. (Cetera)

SunAmerica Annuity Life Assurance Company

Talcott Resolution Insurance Company

TFS Securities, Inc.

The Prudential Insurance Company of America

The Variable Annuity Life Insurance Company

TIAA-CREF Individual & Institutional Services, LLC

Transamerica Advisors Life Insurance Company

Transamerica Advisors Life Insurance Company of New York

UBS Financial Services Inc.

U.S. Bancorp Investments, Inc.

Voya Financial Advisors, Inc.

VSR Financial Services, Inc. (Cetera)

Wells Fargo Clearing Services, LLC

Wells Fargo Investments LLC

Additional Dealers may receive revenue sharing or other payments after March 1, 2023 and in future years. Any additions, modifications, or deletions to the list of Dealers identified above that have occurred since March 1, 2023 are not reflected. You can ask your Dealer about any payments it receives from Lord Abbett and its affiliates. For more specific information about any revenue sharing payments made to your

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Dealer, you should contact your investment professional. See the applicable Fund’s prospectus for further information.

The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans, and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. If a Fund pays redemption proceeds by distributing securities in-kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

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10.
TAXATION OF THE FUNDS

Each Fund has elected, or intends to elect, and intends to qualify each year, for the special tax treatment afforded to regulated investment companies under the Code. Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS. If a Fund qualifies for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If, in any taxable year, a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund is not so eligible or if a Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates, and such income generally will be further taxed at the shareholder level when it is distributed. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will generally be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Funds of Series Fund (collectively, the “Variable Funds”) are generally subject to this excise tax only if more than $250,000 of seed capital is invested in shares of the Fund. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax, if applicable. References herein to investments by a Fund include investments by Underlying Funds. Each Fund contemplates declaring and paying as dividends each year substantially all of its net investment income, net capital gains, and exempt-interest income (if any).

In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

While Inflation Focused Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. Inflation Focused Fund may limit certain investments, especially commodity-related investments, in order to continue to qualify for favorable tax treatment under the Code.

While each of Emerging Markets Corporate Debt Fund, Emerging Markets Bond Fund, and Global Bond Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). To date, the U.S. Treasury

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Department has not exercised this regulatory authority. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. The Emerging Markets Bond Fund previously submitted to the IRS a request for a private letter ruling to confirm that income from its foreign currency-related investments would be qualifying income. The IRS declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the IRS is considering the possibility of initiating a regulations project addressing the same subject matter. The IRS has not, however, included such a regulations project on any of its subsequent Priority Guidance Plans.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends, other than exempt-interest dividends, paid by a Fund from its ordinary income or net realized short-term capital gains are generally taxable to you as ordinary income; however, qualified dividend income, if any, that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Emerging Markets Equity Fund, Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Health Care Fund, International Equity Fund, International Growth Fund, International Value Fund, International Opportunities Fund, Micro Cap Growth Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources that do not pay qualified dividend income, and, therefore, distributions from such Fund’s net investment income generally are not expected to qualify for taxation at the reduced rates available to individuals on qualified dividend income.

In general, a dividend will not be taxable as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

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Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Micro Cap Growth Fund, Focused Small Cap Value Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources other than dividends of domestic corporations, and, therefore, dividends from such Fund generally will not qualify for the dividends-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are properly reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rate applicable to long-term capital gains depends on the taxable income and status of the shareholder. You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares. Money Market Fund does not expect to make distributions that will be eligible for treatment as capital gain dividends. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund may be carried forward indefinitely to offset future capital gains of the Fund. Any such carryforward losses will retain their character. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and, thus, the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

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A 3.8% Medicare tax also is imposed on the net investment income of certain U.S. individuals, estates, and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” does not include exempt-interest dividends, but generally includes taxable dividends (including capital gain dividends) and capital gains recognized from sales, redemptions, or exchanges of shares of mutual funds, such as the Funds. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income, and capital gains (if any) as discussed above.

Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current and accumulated earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends but instead, will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

If a Fund invests in equity securities of a REIT, the Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Fund distributes such amounts, this could result in a return of capital to Fund shareholders as discussed above. Dividends received by a Fund from a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

If an Underlying Fund of a Fund-of-Funds invests in equity securities of a REIT, such Underlying Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Underlying Fund distributes such amounts to the Fund-of-Funds and the Fund-of-Funds distributes such amounts to its shareholders, this could result in a return of capital to such Fund-of-Funds’ shareholders as discussed above. Dividends received by the Fund-of-Funds attributable to an Underlying Fund’s investment in a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or to realized but undistributed taxable income or gains of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Sales, redemptions, and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, exchanged, or redeemed, you will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, or redemption and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year, and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Additionally, in the case of a Fund eligible to pay exempt-interest dividends (as discussed below), if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends you received with respect to such shares. However, this loss disallowance rule will not apply to a shareholder’s disposition of a Fund’s shares with respect to a regular exempt-interest dividend paid by

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the Fund if the Fund declares daily and distributes at least monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest.

In addition, capital gains recognized from sales, redemptions, or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates, and trusts as discussed above.

Losses on the sale, exchange, or redemption of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale, exchange, or redemption and ending 30 days after the date of the sale, exchange, or redemption, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions) unless, in the case of Money Market Fund, you change to the NAV method of accounting for your shares in such Fund. Please consult your tax advisor regarding your ability to deduct any such losses. In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. However, such sales charge will be included in the tax basis of the subsequently acquired shares to the extent the sales charge is not included in the tax basis of the exchanged shares in the Fund.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities received.

In addition to reporting gross proceeds from redemptions, exchanges, or other sales of mutual fund shares, federal law requires mutual funds, such as each of the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged, or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you hold Fund shares directly, you may request that your cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining your cost basis.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged, or sold. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period, or other adjustments in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on your federal income tax return.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales, exchanges or redemptions of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed within the meaning of Code Section 514(b) or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual

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interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool, in either case, if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and special tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more or, if you are a corporation, a loss of $10 million or more in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS on Form 8886. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, and futures, or forward contracts (or similar instruments) relating to foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund or Underlying Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Certain options written or purchased by a Fund or Underlying Fund and futures contracts purchased on certain securities, indices, and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund or Underlying Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. Any gains or losses recognized on such options, futures, or forward contracts generally are considered 60% long-term and 40% short-term gains or losses.

Additionally, a Fund or Underlying Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund or Underlying Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund or Underlying Fund may receive no corresponding cash amounts, possibly requiring the Fund or Underlying Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures contracts, and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s or Underlying Fund’s risk of loss is substantially diminished by one or more options, futures contracts, or other positions) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund or Underlying Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies, and straddles may affect the amount, timing, and character of the Fund’s income and gains or losses and, hence, its distributions to shareholders. Rules governing the tax aspects of these types of transactions are still developing and are not entirely

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clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

To the extent, in accordance with its investment objectives and policies, a Fund may invest up to a substantial portion of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount on such debt obligations, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an Underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or, in certain cases as discussed below with market discount), the Fund or Underlying Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund and each Underlying Fund must distribute, at least annually, all or substantially all of its investment company taxable and tax-exempt interest income (if any), including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund or an Underlying Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. However, the Treasury Department has issued final regulations providing that Section 451 does not apply to accrued market discount.

Global Bond Fund may invest in certain debt obligations that are “registration-required obligations” but which are not in registered form for U.S. federal income tax purposes, often referred to as bearer bonds. Generally, holders of bearer bonds are subject to certain adverse tax consequences, including that holders (i) are not permitted a deduction for losses with respect to such bonds and (ii) must treat any gain on the disposition of such bonds as ordinary income, regardless of the holder’s holding period. Under certain circumstances, regulated investment companies are eligible for an exception to the adverse tax

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consequences generally applicable to holders of bearer bonds. However, there is no assurance that Global Bond Fund will be able to meet the requirements necessary to qualify for such exception with respect to any particular bearer bond, in which case Global Bond Fund would not be permitted to deduct losses with respect to such bond, and any gain from such bond would be treated as ordinary income and taxable to Fund shareholders as such when distributed.

Income, proceeds, and gains received by a Fund from sources within foreign countries may, in some cases, be subject to foreign withholding or other taxes, which would reduce the yield on such investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for your pro rata portion of qualified foreign income taxes paid by a Fund if more than 50 percent of the value of such Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations and the Fund makes an election to pass through to you the right to take the credit or deduction for such foreign taxes (not in excess of the actual tax liability). Owners of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) investing in a Variable Fund will not be eligible to take such credit or deduction and will bear the costs of any foreign withholding or other taxes. If an Underlying Fund that is invested in by a Fund-of-Funds qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, a Fund-of-Funds may, in certain circumstances, also be eligible to elect to pass through the Fund’s allocable amount of such tax credit or deduction to its shareholders provided that at the close of each quarter of each taxable year at least 50 percent of the value of the Fund-of-Fund’s total assets is represented by interests in other regulated investment companies.

If a Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund or an Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. If a Fund-of-Funds indirectly invests in passive foreign investment companies by virtue of the Fund-of-Funds’ investment in Underlying Funds, it may not make such elections; rather, the Underlying Funds directly investing in the passive foreign investment companies would decide whether to make such elections. Investments in passive foreign investment companies also could result in the treatment of

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capital gains from the sale of stock of such companies as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Because it is not always possible to identify a foreign corporation as a passive foreign investment company, a Fund may incur the tax and interest charges described above in some instances.

U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.

You may be subject to a withholding tax on taxable dividends, capital gain distributions, and redemption payments (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your social security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your social security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Subject to certain exceptions, distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) interest-related dividends, (3) short-term capital gain dividends, and (4) exempt-interest dividends (if any) generally are not subject to withholding of U.S. federal income tax. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends, short-term capital gain dividends, and exempt-interest dividends (if any) (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one year period, any such distribution by the Fund would not be subject to these requirements, but would be treated as an ordinary dividend regardless of whether it might otherwise have been reported as a capital gain dividend or short-term capital gain dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), a Fund may be required to withhold 30% from payments of dividends by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting

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with respect to such accounts, (ii) comply with an applicable intergovernmental agreement (“IGA”) entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless they (i) certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Funds-of-Funds. Because each Fund-of-Funds will invest principally in shares of Underlying Funds, their distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund-of-Funds will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions derived from net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund-of-Funds’ sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash sale rules could defer losses in the hands of a Fund-of-Funds on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from a Fund-of-Funds qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund-of-Funds invested directly in the securities held by the Underlying Funds.

If a Fund-of-Funds were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund-of-funds arrangements, the Fund-of-Funds would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund-of-Funds’ assets for purposes of satisfying the 25% diversification test described above.

Tax Treatment of Municipal Income Funds. Assuming that a Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations, the interest on which is excludible from gross income under Section 103(a) of the Code (“tax-exempt securities”), the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the

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portion of aggregate dividends (excluding capital gains) as reported to you by a Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return. If, at the close of each quarter of a Fund-of-Funds’ taxable year, at least 50 percent of the value of a Fund-of-Funds’ total assets is represented by interests in other regulated investment companies, a Fund-of-Funds is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.

While each Fund that is a separate series of Municipal Income Fund (collectively, the “Municipal Income Funds”) endeavors to purchase only bona fide tax-exempt securities, there are risks that (i) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly with retroactive effect, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and, therefore, the value of a Fund, to decline.

Each Municipal Income Fund (other than High Income Municipal Bond Fund and Short Duration High Income Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Income Municipal Bond Fund and Short Duration High Income Municipal Bond Fund may invest up to 100% of their net assets in these private activity bonds.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Municipal Income Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income that is not tax-exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of Municipal Income Funds’ income is derived primarily from sources that pay “qualified dividend income,” distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, Municipal Income Funds generally do not expect that any of a Fund’s dividends will qualify for a dividends-received deduction that might otherwise be available to corporate shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Income Fund may not be deductible, in whole or in part, for U.S. federal income tax purposes. The IRS may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Municipal Income Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that Municipal Income Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors, and collars, may affect the amount, character, and timing of the recognition of gains and losses by the Funds. Such transactions may, in turn, affect the amount and character of Municipal Income Fund distributions and may result in the distribution of taxable income to you.

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Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state.

Many states also allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.

Certain states, however, may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Tax Treatment of Variable Funds. Special rules apply to insurance company separate accounts and the Variable Funds in which such insurance company separate accounts invest. For federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of Variable Contracts generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a regulated investment company in which it owns shares if, among other requirements, (1) all the shares of the regulated investment company are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified, provided that the regulated investment company meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a regulated investment company, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a regulated investment company under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

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A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

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Additional Tax Information Applicable to All Funds. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. individual citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if (i) a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts, or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicability of U.S. gift and estate taxes.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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APPENDIX A

LORD, ABBETT & CO. LLC
LORD ABBETT FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY AND PROCEDURES

I. POLICY SCOPE

A. Lord Abbett owes a fiduciary duty to each of its clients and must act in each client’s best interest. Inappropriate disclosure of Portfolio Holdings could enable a third party to engage in trading activity that negatively impacts Clients. Therefore, Lord Abbett will not release Portfolio Holdings in a manner that is inconsistent with our Clients’ interests or otherwise in conflict with this Policy.

B. Lord Abbett will address the disclosure of Portfolio Holdings in accordance with the following principles:

1. Unless an exception is available under the Policy, Lord Abbett will not prematurely provide Portfolio Holdings to any unaffiliated third party;

2. Subject to the exceptions listed below, Lord Abbett will not disclose any information related to its potential interest in buying or selling securities or other instruments on behalf of Client accounts; and

3. Neither Lord Abbett nor any affiliate, or any Fund, may receive compensation, directly or indirectly, in connection with the disclosure of Portfolio Holdings. Lord Abbett, however, may receive compensation from sponsors of managed account programs for providing data and constructing model portfolios

C. Portfolio Holdings Defined. The term “Portfolio Holdings” refers to any information that identifies one or more investments currently held by a Client account. Portfolio Holdings include any information that identifies the issuer of the securities or other instrument even if the security type (e.g., common stock or bond) or size of the position is not disclosed. Portfolio Holdings also includes the holdings of a model account.

II. PERMITTED DISCLOSURE

A. Seasoned Portfolio Holdings. Concerns about the materiality of Portfolio Holdings recede over time and the ability of a third party to misuse this information to the disadvantage of Lord Abbett and its Clients dissipates. Therefore, Lord Abbett may freely provide Portfolio Holdings as of any date and for any period in accordance with the following schedule (“Schedule”):

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TYPE OF STRATEGY	LIST OF TOP 10 PORTFOLIO HOLDINGS	COMPLETE LIST OF PORTFOLIO HOLDINGS
Equity and Fixed Income (except as noted below)	15 day delay	30 day delay
Micro Cap Growth	15 day delay	Until the public release of the Portfolio Holdings in the Annual Report; Semi-Annual Report; or quarterly holdings report
Each Fund-of-Funds	No delay	No delay
Money Market	1 day after reporting date or period	1 day after reporting date or period

For purposes of the Policy, and Schedule above, the “Top 10 Portfolio Holdings” may include up to ten issues or issuers, compiled or ranked according to any objective criteria, including (but not limited to):

• Portfolio asset weighting;

• Overweight or underweight in the portfolio relative to an index or other benchmark; or

• Contribution to, or detraction from, portfolio performance, whether absolute or relative to an index or other benchmark.

Disclosure of Portfolio Holdings of each Fund-of-Funds is limited to the Fund’s investments in the underlying Funds. Disclosure of the indirect Portfolio Holdings of a Fund-of-Fund’s (i.e., the Portfolio Holdings of the underlying Funds that are indirectly held by an Asset Allocation Fund) is subject to the appropriate restrictions.

B. Aggregate, Composite or Descriptive Information. Lord Abbett may freely disclose aggregate, composite or descriptive information about Portfolio Holdings without violation of this Policy, as long as the release of this information will not disadvantage Clients. Examples of this information include the following:

1. Performance attribution information based on industry, sector or geographic exposure;

2. Allocation among asset classes, regions, countries, industries or sectors; Portfolio statistical information, such as price-to-earnings ratio, yield, duration, or credit quality information; and

3. Portfolio risk characteristics (i.e. standard deviation or Sharpe ratio).

III. AUTHORIZED EXCEPTIONS

The following is a list of circumstances in which Portfolio Holdings can be disclosed in advance of the Schedule above.

A. Portfolio Holdings Provided to Financial Intermediaries and Service Providers, and Portfolio Evaluators and Data Providers. Lord Abbett may provide Portfolio Holdings in advance of their general public availability under the Schedule if such advance disclosure is provided to:

1. Financial intermediaries with whom the Funds’ or the Funds’ principal underwriter, Lord Abbett Distributor LLC, has an agreement in connection with the purchase, redemption and/or exchange of Fund shares. Lord Abbett may not provide Portfolio Holdings to such financial intermediaries more frequently than monthly, with a one day lag period;

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2. Any Fund service provider with such frequency and delay as the officers of the Fund, in consultation with Lord Abbett’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”), or their respective designees (“GC and CCO”), deem appropriate to the service being provided to the Fund. Such service providers include the Funds’ custodian, independent registered public accounting firm, legal counsel, financial printer, independent legal counsel for the Funds’ Independent Directors/Trustees, and proxy voting services vendor;

3. Portfolio evaluators, such as Morningstar, Inc. and Lipper Analytical Services, Inc. (“Portfolio Evaluators”), which receive Portfolio Holdings and publish information regarding relative Fund performance and Portfolio Holdings; and

4. Data Providers, such as Bloomberg, which are a source of statistical information, including Portfolio Holdings, to the securities markets generally.

In each case described: (a) there must be a legitimate business purpose for releasing Portfolio Holdings in advance of Lord Abbett’s release of such information to the public generally; (b) the relevant third party must have entered into a confidentiality agreement or another agreement including confidentiality provisions (“Confidentiality Agreement”) that meets the requirements of this Policy or be subject to a professional duty to maintain the confidentiality of client information; and (c) in the case of Portfolio Evaluators and Data Providers, the firm must have agreed in writing not to release Portfolio Holdings prior to this information becoming available to the general public under the Schedule above.

B. Portfolio Holdings Provided to Advisory Clients and Related Parties. Lord Abbett may provide Portfolio Holdings of an institutional separate account Client or program sponsor of a separately managed or model-based account program (“Sponsor”) to the following:

1. A Client (with respect to that Client’s Portfolio Holdings, or a model or representative account based on the same strategy);

2. A consultant or other advisor to such Client (“Consultant”) pursuant to written Client direction;

3. A Sponsor of a separately managed account program (excluding model-based managed account programs) and the financial consultants representing the Sponsor of such program, but only with respect to an actual account or accounts managed by Lord Abbett or a model portfolio that is the basis for Lord Abbett’s management of accounts in the Sponsor’s program;

4. A Sponsor of a model-based account program (e.g., Unified Management Account program) and the financial consultants representing the Sponsor of such program, but only with respect to the model portfolio maintained by Lord Abbett and delivered to such Sponsor; and

5. An investment adviser or its written designee responsible for hiring Lord Abbett as a sub-adviser with respect to the Portfolio Holdings of the sub-advised account.

Lord Abbett expects each Sponsor to protect the confidentiality of the portfolio information it receives by not disclosing this information to the Sponsor’s prospective clients or other third parties until the Portfolio Holdings of the related investment strategy are publicly available in accordance with the Schedule.

C. Portfolio Holdings Provided by Investment Personnel. To the extent consistent with applicable regulatory requirements, Lord Abbett’s portfolio managers, securities analysts,

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and traders (collectively, “Investment Personnel”) may provide Portfolio Holdings in advance of the general public availability of the Portfolio Holdings under the Schedule, provided that:

1. The Investment Personnel provide Portfolio Holdings solely to persons who are bona fide sources of securities or market analytical information; or to broker-dealers with which Lord Abbett engages in portfolio trades (each, an “Authorized Recipient”);

2. The Portfolio Holdings are provided solely to enhance the information and/or services provided by the Authorized Recipient, or to assist in the execution of trades and the implementation of portfolio transactions for Clients;

3. To the extent Investment Personnel provide to an Authorized Recipient a list of 10 or more issuers representing Portfolio Holdings (“Watch List”), the following conditions are met:

a. The Watch List is comprised solely of issuer names, tickers, or other issuer identifiers, and includes an equal or greater number of securities/issuers that are not Portfolio Holdings (but may be of interest to Lord Abbett); or

b. The Authorized Recipient has entered into a Confidentiality Agreement; and

c. Lord Abbett’s Chief Investment Officer, or designee, appropriately supervises the disclosure of Portfolio Holdings in accordance with this Section.

D. Portfolio Holdings Provided to Prospective Clients and their Advisors. Prospective Clients, and their advisors, including Sponsors of separately managed and model-based account programs, may request recent Portfolio Holdings for purposes of determining whether to engage Lord Abbett as investment adviser, sub-adviser or model account provider. Firms that request this type of information understand the need to maintain the confidentiality of the information and to restrict the ability of employees and third parties from acting on this information in an inappropriate manner. Lord Abbett therefore may provide such information, provided that the Prospective Client and/or advisor has entered into a Confidentiality Agreement.

E. Portfolio Holdings Provided to Transition Managers. In connection with new and terminating accounts, or significant cash flows to and from existing Client accounts, Clients may choose to employ a “transition manager.” A transition manager helps to assist institutional investors with new manager assignments or significant cash flows with respect to existing relationships so as to achieve the desired portfolio exposure in a timely, risk controlled and cost effective manner. To achieve their objective, transition managers need to obtain current Portfolio Holdings. Firms that provide transition management services understand that they will receive sensitive information and recognize the need to maintain the privacy of this information and to have in place policies and procedures to avoid the misuse of this information. Therefore, Lord Abbett may provide Portfolio Holdings to transition managers in connection with advisory assignments or significant cash flows for existing Clients provided that the transition manager has entered into a Confidentiality Agreement.

F. Disclosures Required by Law or Regulation. Nothing contained herein is intended to prevent the disclosure of Portfolio Holdings that is required by applicable law or regulation. For example, Lord Abbett may file any report required by applicable law or

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regulation (i.e. Forms N-Q and N-CSR), and respond to requests from any court, or law enforcement or regulatory agency, with appropriate jurisdiction.

G. Other Disclosure. There may be situations in which Portfolio Holdings could be disclosed in a manner that is consistent with but not specifically contemplated by the Policy. Lord Abbett may provide Portfolio Holdings in these situations provided that such disclosure is consistent with the principles of this Policy and has been approved in advance by the GC or CCO. In determining whether to approve such disclosure, the GC or CCO shall consider: (a) whether there is a legitimate business purpose in providing this information on a selective basis; (b) the nature of the recipient of the information and whether the recipient recognizes the need or has a fiduciary or professional duty to avoid premature disclosure of this information to another third party; (c) whether it is necessary to require the recipient to enter into a Confidentiality Agreement to protect the interests of Clients; (d) the extent to which the recipient has adopted procedures to ensure that such information remains confidential and is not misused; and (e) whether such disclosure is consistent with the interests of Clients. In making these determinations, the GC or CCO shall consult to the extent necessary with any Lord Abbett partner or employee.

IV. CONFIDENTIALITY AGREEMENTS

When Lord Abbett provides Portfolio Holdings pursuant to a Confidentiality Agreement under this Policy, the agreement must require that, among other things, neither the recipient nor any of its officers, employees or agents may or will take any inappropriate action based on the Portfolio Holdings provided by Lord Abbett. The Confidentiality Agreement must be executed by an authorized officer of the Fund or an authorized member of Lord Abbett, as the case may be. The Legal Department shall be responsible for reviewing and approving all Confidentiality Agreements, for maintaining these agreements and the list of parties receiving Portfolio Holdings pursuant to such agreements, and for any related disclosure of this information.

V. RECORD-KEEPING

Any records required to be retained shall be retained in accordance with Lord Abbett’s Records and Information Management Policy and applicable record retention schedules.

Effective Date: June 2019 (revised Policy)

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APPENDIX B

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under “Disclosure of Portfolio Holdings” in Part II:

Portfolio Holdings[1]
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Ropes & Gray LLP	As Requested
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily

1  Each Fund may provide its portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly, or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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APPENDIX C

Sustainable Investing & Proxy Voting Policy

November 2022

The information contained herein is the property of Lord Abbett and may not copied, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Lord Abbett without prior written permission.

Part II

Contents

Sustainable Investment Policy	3
• Introduction	3
• Governance of Sustainable Investing	4
• Fundamental Analysis	4
• Engagement	7
• Corporate Governance Guidelines	8

Proxy Voting Policies	9
• ESG	10
• Board of Directors	12
• Compensation and Benefits	15
• Shareholder Rights	17
• Corporate Maters	19
• Auditors	20

Proxy Voting Process	21
• Overview	21
• Retention and Oversight of Proxy Service Provider	22
• Conflicts of Interest	22
• Securities Lending	23
• Shareholder Resolutions	23
• Share Blocking	23

Appendix – Targeted Exclusions Policy	24

Part II

Sustainable Investment Policy

Introduction

We consider ESG factors as part of the mosaic of information our investment professionals develop for each security. To maximize our potential, it is essential to provide our investors with access to powerful tools and extensive data. We consider ESG factors as key inputs to fundamental research. Our investment professionals assess relevant ESG considerations during their due diligence and monitoring processes.

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Engaging with issuers is instrumental to our ability to develop a full understanding of each issuer’s business and strategy. We leverage various forms of engagement, including proxy voting, with the intent of understanding, exchanging and potentially influencing perspectives on ESG issues.

Lord Abbett is a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). We support the PRI framework in its efforts to understand the investment implications of ESG factors and to support its signatories in incorporating these factors into investment and ownership decisions. Our definition of responsible investing is aligned with the PRI definition, which is a strategy and practice to incorporate environmental, social and governance factors in investment decisions and active ownership. In accordance with PRI guidance, we seek to use responsible investment to enhance returns and better manage risks.

The intent of our Sustainable Investing & Proxy Voting Policy is to express our commitment to sustainable investing, and to outline the key pillars of our approach across all investment strategies. Our sustainable investing policy informs our investment process across all asset classes, and we regularly review it to ensure its continued relevance.

Governance of Sustainable Investing

Three governance committees guide and oversee our approach to sustainable investing:

• Executive Committee: One of two committees focused on leading and operating the firm, this committee provides leadership, strategic direction, and risk management for the organization.

• Investment Committee: One of two committees focused on leading and operating the firm, this committee is responsible for fostering a culture of trust and respect that empowers the investment teams to operate at peak performance.

• Global Corporate Citizenship Committee: This committee is responsible for serving as steward of our mission and ensuring our ongoing progress against our sustainability commitments.

Fundamental Analysis

We strive to deliver superior long-term, risk-adjusted investment performance across all strategies. We recognize that ESG Risk factors can materially impact the investment performance of our portfolios.

Our investment teams therefore focus on the ESG Risk factors that are material to each issuer, industry, and asset class, incorporating the analysis into our investment process to fully assess both the risk and return potential of all investments.

We utilize quantitative risk scoring to facilitate comparative analysis across issuers, industries, and sectors. We incorporate ESG risk scores, controversy scores, and other relevant ESG-related metrics offered by third-party research providers to supplement our own analysis. In segments of the market where external ESG research is not available or does not cover the full spectrum of our holdings, we have developed proprietary scoring methodologies that are unique to each asset class.

We expect our approach to the integration of ESG factors to continue to evolve, as the availability of data improves, and as research and regulatory standards and expectations regarding ESG issues continue to evolve.

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Corporate Issuers

When analyzing the risk/reward profile of a security, we evaluate the impact of ESG risks on the operations and enterprise value and, as with any other risks, seek to ensure that the expected return for every investment is commensurate with those risks.

Our investment professionals rely on information from various sources, including companies’ filings, financial press, third party ESG research providers, and rating agencies. ESG scores - proprietary and provided by third party vendors - supplement our qualitative analysis. ESG risk and controversy scores are available to our investment professionals in our proprietary systems.

Additionally, regular engagement with management teams provides important insights into the material ESG risk factors impacting the company as well as a better understanding of the initiatives in place to mitigate these risks.

Sovereign Issuers

Our ESG integration approach for sovereign issuers is also rooted in three process pillars: quantitative data, qualitative analysis, and engagement. ESG considerations are important factors in our analysis of global macro drivers and country selection, and company and sector fundamentals.

When evaluating environmental risks, we assess each country’s vulnerability to climate change and other natural disaster risks, evaluating each country’s performance on various metrics, including natural resource management, emissions, and energy use. When assessing social factors, we consider measures of human development, inequality, employment, health, and education/literacy. In our assessments of governance, we focus our review on government effectiveness, political stability/rule of law, human rights, and the economic environment.

Our systematic sovereign risk assessments include quantitative analysis based on ESG data derived from third-party providers. We review historical trends and assess countries on a relative basis against regional and rating peers. These country level data are also available in our proprietary systems and can be easily accessed by our investment professionals. We also incorporate a qualitative analysis of ESG factors to complement the data, leveraging our country visits and interactions with government officials, academic institutions, regulators, and multilateral organizations.

Municipal Issuers

We developed a proprietary framework for municipal bonds that assigns ESG ratings to all credits held in portfolios we manage. In developing this framework, we created a series of matrices for municipal bond sectors. Each matrix includes a list of ESG subfactors we deem material and a series of metrics that we track and evaluate. These factors and metrics are weighted based on materiality and ultimately enable us to assign an ESG rating to each credit. In addition to providing ESG ratings, we evaluate use of proceeds for each credit.

The ESG proprietary ratings are captured in our proprietary platform and are easily accessible by analysts and portfolio managers.

As for the other asset classes, our municipal bond ESG integration process is fluid, as research regarding ESG issues continues to evolve. Many of the metrics that we consider to be meaningful today may change in the future. Therefore, we continue to study ESG trends in each sector and review our framework periodically to ensure efficacy.

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Securitized Products

We developed a proprietary framework to incorporate ESG Risk considerations in our analysis of securitized products that focuses on governance and long-term sustainability. It is our long-term objective to invest in securities that will outperform on the basis of our variant perception on ESG factors and in turn lower the cost of capital for the issuers of those securities.

The process begins with an assessment of key parties related to the securitization, including servicer, sponsor, manager, and originator. Our approach includes asset-class adjustments to account for inherent risks that are generally difficult to mitigate. We then perform security-level evaluation based on various factors we deem material and assess market structure by examining the economic drivers of each sector, including major stakeholder behavior, regulatory frameworks, and liquidity in end markets.

Our process relies on the analysis of deal disclosure documents and filings, ratings agency reports, collateral datafiles, relevant historical asset performance, financial statements and presentations of related parties, pricing and commentary on related securities, web searches, and engagement with company management.

Collectively, the insights derived from these steps enable us to assign an ESG score to each issue. Our ESG scoring system is accessible in our proprietary system and available to our investment professionals.

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Engagement

Engaging with issuers allows us to develop a more complete understanding of each company’s business and offers us the potential to positively influence long-term performance. In addition to corporate governance, we focus on topics that we believe represent the greatest sources of risk and opportunity facing our global society:

CLIMATE

Identifying investment opportunities associated with capital directed toward green innovation

EQUITY

Closing opportunity gaps for underrepresented communities for a more inclusive future

WELL-BEING

Empowering well-being – physical, mental, and financial – for a more resilient future

Methods of Engagement

We utilize several methods of engagement in our stewardship efforts. The teams involved, frequency of engagements, and method used vary by situation, but typically depend on the issuer, issue, and asset class.

Company Meetings: Our investment teams routinely engage directly with issuers on ESG issues as part of our approach to fundamental research. These meetings enable us to develop a more complete understanding of each company’s business and offer us the potential to positively influence long-term performance. We approach engagement as a strategic partnership with the issuers in which we invest.

Collective Engagements: When significant ESG risk has been identified, Lord Abbett may work in collaboration with external organizations, such as Climate Action 100+, to join like-minded investors in our engagement efforts. Collective engagement presents an opportunity to address key issues, while enabling us to contribute to and learn from industry peers.

Written Communications: In instances when direct engagement is difficult or impractical, we may utilize more formal written communications to convey our polices or solicit information. Examples include letters to company management, governmental or regulatory bodies, and surveys/questionnaires.

Published Works: We value transparency and, therefore, seek to publish policies and other content that signal our positions on key ESG-related topics. These published works augment our direct engagement efforts and allow issuers and other stakeholders to gain an understanding of our values, priorities, and beliefs.

Proxy Voting: Proxy Voting is a key lever of engagement that is used to influence company behavior and signal our positions on key ESG issues. We evaluate and vote proxies in a manner that we believe maximizes shareholder value.

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Corporate Governance Guidelines

Lord Abbett believes that companies with strong corporate governance practices are better positioned for long-term success. Our fundamental research process includes a thorough review of companies’ corporate governance profiles, with a particular focus on the following key factors:

•  Board of Directors – An independent and effective board is critical to the long-term success of a company. Particular attention is paid to board composition, including:

– Director Independence

– Diversity (background, gender, race, etc.)

– Board Committees and Leadership

• Auditors – Independent auditors are necessary to ensure the accuracy and legitimacy of company finances and disclosures.

• Capital Structure – Companies should make capital structure and allocation decisions with the goal of maximizing long-term shareholder value.

• Compensation – Executive compensation, including equity-based incentive plans, should be aligned with long-term shareholder objectives.

• Shareholder Rights – Shareholders should be afforded certain rights, including the right to vote, to ensure accountability of the board to the company’s shareholders.

• Disclosure – Companies should provide robust public disclosure of relevant information to allow for a full and accurate assessment of a security by investors.

As an active manager, we incorporate each of these corporate governance factors into our fundamental analysis and decision-making process.

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Proxy Voting Policies

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement that enables us to use our voice together with other levers of engagement. We evaluate all proxy proposals based on their potential effects on our clients’ long-term interests and incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients’ behalf.

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Environmental, Social, and Governance

Proposals related to ESG issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to ESG factors when they seek useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders.

We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting, we will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Climate

The transition to a low carbon economy is driving innovation and creating investment opportunities. As investors, it is critical to understand and participate in this significant transformation.

We incorporate risks associated with the transition to a low carbon economy into our investment process and we expect companies to publicly disclose material data related to climate-related risk and opportunities.

Lord Abbett is a supporter of Climate Action 100+, and expects that companies in carbon intensive industries will:

• Implement a governance framework which clearly articulates board oversight of climate-related risks and opportunities;

• Disclose a climate transition plan or roadmap for reduced emissions;

• Maintain disclosure in-line with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”).

Lord Abbett generally supports proposals that request a company to disclose greenhouse gas (“GHG”) emissions or report on plans to reduce GHG emissions.

In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company’s current GHG emissions, GHG reduction goals, peer disclosures, engagement, and other climate-related commitments, among other factors.

Equity

Lord Abbett believes that closing opportunity gaps for underrepresented communities is imperative for a more inclusive future and that equity is vital to a company’s long-term, sustainable success. We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for the future.

Given the importance of equity, Lord Abbett expects and encourages companies to have clear diversity policies, and strategies in place to facilitate equity within their organizations, as well as a broader range of stakeholders, including local and global communities. Further, we expect companies to disclose milestones and targets towards achieving stated equity goals. Lord Abbett also expects the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data and will generally support proposals requesting additional disclosure of these metrics and initiatives.

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In evaluating proposals related to equity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and diversity-related controversies, among other factors.

Well-Being

Lord Abbett believes that companies that nurture holistic well-being – physical, emotional, and financial – as a mindset, skill, and measurable strategic priority will build more resilient workforces and contribute to a more resilient global economy. Lord Abbett expects companies to implement strategies and governance structures to facilitate well-being and disclose existing initiatives. Further, we expect companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment. We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses.

Lord Abbett encourages companies to articulate the role that they play in fostering well-being within their local and global communities. Lord Abbett generally supports proposals requesting disclosure of well-being initiatives and related metrics.

In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.

Governance

Investors have benefited from positive changes in corporate governance that have benefited businesses and their investors. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain ESG factors, we also believe that companies should formalize oversight of ESG within their governance structures through board and management level committees.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, engagement, and reputational or legal risks, among other factors.

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Board of Directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by the nominee;

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(7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities.

Board Diversity

A growing body of research has found that companies that are more diverse and inclusive outperform companies that are less diverse and inclusive. Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain talent from many backgrounds are better positioned for long-term, sustainable success. We believe that a company’s tone on diversity and inclusion must be set at the top, including maintaining a diverse board of directors.

Diversity is multidimensional, and we therefore encourage companies to consider a wide range of diverse characteristics within board composition, including age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation, and skills, among other factors. Lord Abbett has vocalized support for NASDAQ’s board diversity expectations for listed companies and believes strongly in the ideals expressed in this proposal which calls for increased board diversity and disclosure.

Lord Abbett believes that companies with diverse boards are better positioned for long-term success, and therefore expects companies to maintain a minimum of 30% gender diversity. We expect companies below this threshold to articulate a plan to increase board diversity, and we will actively partner with companies through engagement to encourage and monitor progress. In 2022, Lord Abbett will consider voting against the nominating committee or other relevant directors if there is less than 20% women on the board and no plan has been articulated to diversify board membership. Lord Abbett will also consider voting against the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is no apparent racial or ethnic diversity represented on the board. We expect these minimum thresholds to increase as market standards evolve.

Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity statistics, including gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity.

Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for advancing diversity on the board.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO who sits on more than two outside public company boards.

Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

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Environmental and Social Factors

Lord Abbett believes that boards should maintain oversight over material ESG risks and opportunities, and clearly articulate board and committee responsibilities related to ESG matters. Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated risks associated with climate, equity or well-being that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett believes that independent board oversight is key to a company’s long-term performance and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

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Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with that of its peers; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

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Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

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Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

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Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting Other Business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

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Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

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Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

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Proxy Voting Process

Overview

Lord Abbett encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our clients. With this in mind, Lord Abbett has implemented the following approach to the proxy voting process:

• The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the “Conflicts of Interest” section included herein. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive and Investment Committees, and/or other leadership teams. The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett’s vote.

• When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

• For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

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Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records1. While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that we continue to vote proxies in the best interests of our clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include ESG thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things.

Conflicts of Interest

Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

• Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ ESG & Proxy Committee2 (the “Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Committee regarding the company.

• Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and/ or (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

2 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to An ESG & Proxy Committee comprised solely of independent directors or trustees. The ESG & Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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If a Fund owns shares of a company with a significant business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account.

Securities Lending

The Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

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Appendix

A Targeted Exclusion Policy

Controversial Weapons

Lord Abbett is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. We, therefore, seek to exclude investment in private or public companies involved in the production, development, sale, or maintenance of controversial weapons. For purposes of this policy, we define controversial weapons as:

• ANTI-PERSONNEL MINES – as defined by the 1997 Ottawa (Mine Ban) Treaty.

• BIOLOGICAL AND CHEMICAL WEAPONS – as defined by the 1972 Biological and Toxin Weapons Convention and the 1993 Chemical Weapons Convention.

• CLUSTER WEAPONS – as defined by the 2008 Convention on Cluster Munitions.

Lord Abbett has entered into an agreement with an independent, global, third-party ESG research firm to identify companies deemed to be involved in the production, development sale or maintenance of controversial weapons. This information is supplemented with our own proprietary fundamental research. Implementation of our Controversial Weapons Exclusion Policy is managed by our internal Compliance Department. Investments in companies deemed to be involved in controversial weapons are restricted on a pre-trade basis. This Controversial Weapons Exclusion Policy is applicable to all Lord Abbett Funds and portfolios domiciled in Europe.

Other Exclusions

Lord Abbett is committed to complying with all economic sanctions issued by the United States Department of the Treasury – Office of Foreign Assets Control (“OFAC”). Investments in individuals, groups or entities deemed Specially Designated Nationals and, thus, subject to OFAC’s sanction lists, are restricted on a pre-trade basis. These restrictions are applied across all investment portfolios and products.

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APPENDIX D

DESCRIPTION OF CORPORATE BOND RATINGS

Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

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BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on a obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial

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commitments on the obligation.
D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Corporate Finance Obligations Credit Rating Scale

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

(040123)

Part II

LORD ABBETT INVESTMENT TRUST
PART C
OTHER INFORMATION
Item 28. Exhibits

a. Articles of Incorporation.

i. Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registrant’s Registration Statement on Form N-1A filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

ii. Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

iii. Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

iv. Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

v. Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

vi. Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

vii. Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

viii. Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2005.

ix. Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

x. Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

xi. Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

xii. Amendment to Declaration and Agreement of Trust effective September 14, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xiii. Amendment to Declaration and Agreement of Trust effective August 10, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xiv. Amendment to Declaration and Agreement of Trust effective September 28, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xv. Amendment to Declaration and Agreement of Trust effective September 14, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xvi. Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007.

xvii. Amendment to Declaration and Agreement of Trust effective December 14, 2007. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xviii. Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

xix. Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

xx. Amendment to Declaration and Agreement of Trust dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2014.

xxi. Amendment to Declaration and Agreement of Trust dated November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

xxii. Amendment to Declaration and Agreement of Trust dated September 17, 2015. Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on September 17, 2015.

xxiii. Amendment to Declaration and Agreement of Trust dated July 28, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

xxiv. Amendment to Declaration and Agreement of Trust dated November 3, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxv. Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxvi. Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxvii. Amendment to Declaration and Agreement of Trust dated February 16, 2017. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2017.

xxviii. Amendment to Declaration and Agreement of Trust dated October 26, 2017. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2018.

xxix. Amendment to Declaration and Agreement of Trust dated September 20, 2018. Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2019.

xxx. Amendment to Declaration and Agreement of Trust dated May 23, 2019. Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on July 2, 2019*.

xxxi. Amendment to Declaration and Agreement of Trust dated April 3, 2019. Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on July 22, 2019.

xxxii. Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

b. By-Laws. Amended and Restated By-Laws dated January 24, 2023. Filed herein.

c. Instruments Defining Rights of Security Holders. Not applicable.

d. Investment Advisory Contracts.

i. Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2002.

ii.  Addendum to Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 o the Registrant’s Registration Statement on Form N-1A filed on March 29, 2002.

iii.  Addendum to Management Agreement dated November 16, 1994. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

iv. Addendum to Management Agreement dated July 8, 1996. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

v.  Addendum to Management Agreement dated December 12, 1997. Incorporated by reference to the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

vi. Addendum to Management Agreement dated March 16, 1998. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

vii. Addendum to Management Agreement dated October 21, 1998. Incorporated by reference to the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

viii. Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2004.

ix. Addendum to Management Agreement dated March 11, 2004 (Lord Abbett Balanced Series). Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

x. Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

xi. Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

xii. Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

xiii.  Addendum to Management Agreement dated June 29, 2006 (Lord Abbett Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

xiv. Addendum to Management Agreement dated December 14, 2007 (Lord Abbett Floating Rate Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xv. Addendum to Management Agreement dated December 14, 2007 (Lord Abbett Short Duration Income Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xvi. Addendum to Management Agreement dated April 20, 2011 (Lord Abbett Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2011.

xvii. Addendum to Management Agreement dated April 1, 2013 (Lord Abbett Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2013.

xviii. Addendum to Management Agreement dated April 1, 2015 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

xix. Addendum to Management Agreement dated December 1, 2015 (Lord Abbett Core Plus Bond Fund). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

xx. Addendum to Management Agreement dated April 1, 2016 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

xxi. Addendum to Management Agreement dated October 11, 2016 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

xxii. Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Corporate Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

xxiii. Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

xxiv. Addendum to Management Agreement dated April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Total Return Fund). Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2018.

xxv. Addendum to Management Agreement dated January 30, 2020 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on March 25, 2020.

xxvi. Funds of Funds Investment Agreement dated September 28, 2022. Filed herein.

xxvii. Expense Limitation Agreement dated January 25, 2023 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Total Return Fund). Filed herein.

e. Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23e to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on March 29, 2002.

f. Bonus or Profit Sharing Contract. None.

g. Custodian Agreements.

i. Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as October 11, 2016). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

ii. Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

iii. Letter Amendment dated April 2, 2020 to Custodian Agreement dated November 2001(including updated Exhibit A dated April 2, 2020). Incorporated by reference to Pre-Effective Amendment No. 1 to Lord Abbett Floating Rate High Income Fund’s Registration Statement on Form N-2 filed on June 1, 2020.

iv. Letter Amendment dated June 22, 2021 to Custodian Agreement dated November 2001 (including updated Exhibit A dated April 6, 2021). Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on June 30, 2021.

v. Letter Amendment dated December 13, 2021 to Custodian Agreement dated November 2001 (including updated Exhibit A dated September 28, 2021). Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed on December 29, 2021.

h. Other Material Contracts.

i. Transfer Agency and Shareholder Services Agreement dated as of March 29, 2022, including Schedule B dated as of March 29, 2022. Filed herein.

ii. Amended and Restated Administrative Services Agreement as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

iii. Amendment #1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

iv. Amendment #2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

v. Amendment #3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

vi. Amendment #4 to the Amended and Restated Administrative Services Agreement dated August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registration Statement on Form N-1A filed on July 31, 2018.

vii. Amendment #5 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

viii. Amendment #6 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

ix. Amendment #7 to the Amended and Restated Administrative Services Agreement dated July 24, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 124 to its Registrant’s Registration Statement on Form N-1A filed on October 25, 2019.

x. Amendment #8 to the Amended and Restated Administrative Services Agreement dated April 2, 2020. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 41 to its Registrant’s Registration Statement on Form N-1A filed on April 29, 2020.

xi. Amendment #9 to the Amended and Restated Administrative Services Agreement dated April 2, 2020. Incorporated by reference to Lord Abbett Floating Rate High Income Fund’s Pre-Effective Amendment No. 1 to its Registrant’s Registration Statement on Form N-2A filed on June 1, 2020.

xii. Amendment #10 to the Amended and Restated Administrative Services Agreement dated July 24, 2019. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 47 to its Registrant’s Registration Statement on Form N-1A filed on December 14, 2020.

xiii. Amendment #11 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

xiv. Amendment #12 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2A filed on June 30, 2021.

xv. Amendment #13 dated July 29, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on October 29, 2021.

xvi. Amendment #14 dated September 28, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective.

i. Legal Opinions.

i. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, B, C, F, I, P, R2, R3, R4, R5, and R6 shares, as applicable (All funds except Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

ii. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, F, I, R5, and R6 shares (Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

iii. Opinion of Richards, Layton & Finger, P.A. relating to Class A, C, F, F3, I, R2, R3, R4, R5, R6, and T shares (Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

iv. Opinion of Richards, Layton & Finger, P.A. relating to Class T and F3 shares (All funds except Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2017.

v. Opinion of Richards, Layton & Finger, P.A. relating to Class A1 shares (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on July 22, 2019.

j. Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

k. Omitted Financial Statements. Not applicable.

l. Initial Capital Agreements. Not applicable.

m. Rule 12b1-Plan

i. Rule 12b-1 Plan. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019 with Schedule A and Schedule B dated as of July 1, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 108 to its Registrant’s Registration Statement on Form N-1A filed on June 11, 2019.

ii. Schedule A dated September 28, 2021 to the Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019. Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed on December 29, 2021.

n. 18f-3

i. Amended and Restated Rule 18f-3 Plan as of September 28, 2021 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of September 28, 2021. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on October 29, 2021.

ii. Schedule A dated September 28, 2021 to the Amended and Restated Rule 18f-3 Plan as of September 28, 2021. Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed on December 29, 2021.

o. Reserved.

p. Code of Ethics.

i. Code of Business Principles dated as of July 2018 and Personal Trading Policy dated as of February 2020. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A filed on February 7, 2020.

ii. Personal Trading Policy as of November 2022. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A filed on February 2, 2023.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions, and individuals.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32. Principal Underwriters.

a. Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett Trust I
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

b. Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Douglas B. Sieg	Chief Executive Officer	President and Chief Executive Officer

Lawrence B. Stoller	General Counsel	Vice President and Secretary

Angela Fannon	Chief Financial Officer	N/A

Joseph M. McGill	Chief Compliance Officer	Chief Compliance Officer

* Each officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302.

c. Not applicable.

Item 33. Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 29th day of March, 2023.

LORD ABBETT INVESTMENT TRUST

BY: /s/ Lawrence B. Stoller
Lawrence B. Stoller
Vice President, Secretary, and Chief Legal Officer

BY: /s/ Michael J. Hebert
Michael J. Hebert
Principal Accounting Officer, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
James L.L. Tullis*	Chair and Trustee	March 29, 2023
James L.L. Tullis

Douglas B. Sieg*	President, CEO, and Trustee	March 29, 2023
Douglas B. Sieg

Evelyn E. Guernsey*	Vice Chair and Trustee	March 29, 2023
Evelyn E. Guernsey

Julie A. Hill*	Trustee	March 29, 2023
Julie A. Hill

Kathleen M. Lutito*	Trustee	March 29, 2023
Kathleen M. Lutito

James M. McTaggart*	Trustee	March 29, 2023
James M. McTaggart

Charles O. Prince*	Trustee	March 29, 2023
Charles O. Prince

Karla M. Rabusch*	Trustee	March 29, 2023
Karla M. Rabusch

Lorin Patrick Taylor Radtke*	Trustee	March 29, 2023
Lorin Patrick Taylor Radtke

Leah Song Richardson*	Trustee	March 29, 2023
Leah Song Richardson

Mark A. Schmid*	Trustee	March 29, 2023
Mark A. Schmid

*BY:

/s/ Lawrence B. Stoller

Lawrence B. Stoller

Attorney-in-Fact, signed pursuant to power of attorney filed in Post-Effective Amendment No. 55 to Lord Abbett Trust I Fund, Inc.’s Registration Statement on Form N-1A on February 2, 2023, Accession Number 0000930413-23-000269.

INDEX OF EXHIBITS

Exhibit	Exhibit Name

b	Amended and Restated By-Laws dated January 24, 2023

d (xxvi)	Fund of Funds Investment Agreement dated September 28, 2022

d (xxvii)

Expense Limitation Agreement dated January 25, 2023 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Total Return Fund)

h	Transfer Agency and Shareholder Services Agreement dated as of March 29, 2022, including Schedule B dated as of March 29, 2022

j	Consent of Deloitte & Touche LLP

EXHIBIT INDEX

Exhibit No.	Description

EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
EX-101.CAL	XBRL Taxonomy Calculation Linkbase